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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January     •    , 2017

Dear Shareholder,

        You are invited to attend the 2017 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on Wednesday, March 8, 2017 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card.

        We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Lynch
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Statement	4
	Questions and Answers About This Proxy Statement and Voting	4
	Security Ownership of Certain Beneficial Owners and Management	13
•	Agenda Item No. 1—Election of Directors	15
	Nominees for Election	15
	Corporate Governance	22
	The Board of Directors and Board Committees	26
•	Agenda Item No. 2—Election of the Chairman of the Board of Directors	28
•	Agenda Item No. 3—Election of the Members of the Management Development and Compensation Committee	29
	Executive Officers	30
	Compensation Discussion and Analysis	33
	Management Development and Compensation Committee Report	56
	Compensation Committee Interlocks and Insider Participation	56
	Executive Officer Compensation	57
	Compensation of Non-Employee Directors	69
	Certain Relationships and Related Transactions	73
	Section 16(a) Beneficial Ownership Reporting Compliance	74
	Audit Committee Report	74
•	Agenda Item No. 4—Election of the Independent Proxy	76
•	Agenda Item No. 5—Approval of the Annual Report and Financial Statements for the Fiscal Year Ended September 30, 2016	77
•	Agenda Item No. 6—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year Ended September 30, 2016	80
•	Agenda Item No. 7—Election of Auditors	81
•	Agenda Item No. 8—Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay")	84
•	Agenda Item No. 9—Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation	86
•	Agenda Item No. 10—Approval of the TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated)	87
•	Agenda Item No. 11—Binding Vote to Approve Fiscal Year 2018 Maximum Aggregate Compensation Amount for Executive Management	99
•	Agenda Item No. 12—Binding Vote to Approve Fiscal Year 2018 Maximum Aggregate Compensation Amount for the Board of Directors	102
•	Agenda Item No. 13—Carryforward of Unappropriated Accumulated Earnings	104
•	Agenda Item No. 14—Declaration of Dividend	105
•	Agenda Item No. 15—Authorization Relating to Share Repurchase Program	107
•	Agenda Item No. 16—Share Capital Reduction for Shares Acquired Under Our Share Repurchase Program	109

2017 Annual General Meeting Proxy Statement            i

•	Agenda Item No. 17—Adjournments or Postponements of the Meeting	111
	Additional Information	111
	TE Connectivity 2018 Annual General Meeting of Shareholders	112
	Where You Can Find More Information	112
	Appendix A—Primary Talent Market Peer Group	A-1
	Appendix B—TE Connectivity Ltd. 2007 Stock and Incentive Plan as amended and restated	B-1
•	Agenda items to be voted upon at the meeting

ii            2017 Annual General Meeting Proxy Statement

TE CONNECTIVITY LTD.
Rheinstrasse 20

CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 8, 2017
Place:	The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland
Agenda Items:	1. Election of twelve (12) director nominees proposed by the Board of Directors;
2. Election of the Chairman of the Board of Directors;
3. Election of the members of the Management Development and Compensation Committee;
4. Election of the Independent Proxy;

5. Approval of (i) the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016;

6. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2016;

7. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

8. Advisory Vote to Approve Named Executive Officer Compensation;
9. Advisory vote on frequency of Advisory Vote to Approve Named Executive Officer Compensation;
10. Approval of the TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated);
11. Binding vote to approve fiscal year 2018 maximum aggregate compensation amount for executive management;
12. Binding vote to approve fiscal year 2018 maximum aggregate compensation amount for the Board of Directors;
13. Carryforward of unappropriated accumulated earnings;
14. Declaration of dividend;

2017 Annual General Meeting Proxy Statement            1

15. Authorization relating to share repurchase program;
16. Approval of share capital reduction for shares acquired under our share repurchase program;
17. Approval of any adjournments or postponements of the meeting; and
18. Transaction of any other business properly brought at the meeting.
Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 12, 2017. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

A copy of the proxy materials, including a proxy card, also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 16, 2017.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 16, 2017 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee ("Beneficial Owners") should follow the instructions provided by their bank, broker or nominee. Beneficial Owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

2            2017 Annual General Meeting Proxy Statement

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint Dr. Jvo Grundler, Ernst & Young Ltd., as independent proxy, pursuant to article 9 of the Swiss Ordinance Against Excessive Compensation at Listed Corporations (the "Swiss Ordinance"), with full rights of substitution, by appointing the independent proxy and voting electronically or submitting a proxy card with your votes. The Swiss Ordinance prohibits from acting as proxies company officers (Organstimmrechtsvertretung) and institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers that hold proxies for holders of record concerning deposited shares (Depotstimmrechtsvertretung).

The proxies granted to the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by giving notice in person of the revocation and voting in person at the meeting, or, subject to timing limitations, by delivering a revocation letter and subsequent proxy card to the independent proxy.

With regard to the items listed on the agenda, or if new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Meeting are being put forth at the meeting, the independent proxy will vote in accordance with the specific instructions of the shareholder, or if selected by the shareholder in granting the proxy as a general instruction, in accordance with the recommendation of the company's Board of Directors at the meeting, or abstain from voting if the shareholder did not provide instructions.

Date of Availability:

Our proxy materials are being made available on or about January 18, 2017 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 12, 2017.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January     •    , 2017

2017 Annual General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON WEDNESDAY, MARCH 8, 2017

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 8, 2017, at The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 12, 2017. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice and to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 12, 2017 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 16, 2017. Distribution to shareholders of the Notice of Internet Availability of Proxy Materials, or Notice, is scheduled to begin on or about January 18, 2017.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 12, 2017 forward the Notice to those beneficial shareholders and forward the proxy materials, along with a voting instruction card, for any additional beneficial owners who acquire their shares after January 12, 2017 and continue to hold them at the close of business (Eastern Standard Time) on February 16, 2017. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for the proxy materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 8, 2017.

        Our proxy statement for the Annual General Meeting to be held on March 8, 2017, other proxy material and our annual report to shareholders for fiscal year 2016 is available at http://www.te.com/TEAnnualMeeting.

        Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 12,

4            2017 Annual General Meeting Proxy Statement

2017. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or you acquire your shares after January 12, 2017 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 16, 2017, in which case we will send you the proxy materials. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

What agenda items are scheduled to be voted on at the meeting?

        The seventeen (17) agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect twelve (12) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

    •
    Agenda Item No. 2: To elect the Chairman of the Board of Directors;

    •
    Agenda Item No. 3: To elect the members of the Management Development and Compensation Committee;

    •
    Agenda Item No. 4: To elect the independent proxy for the 2018 annual general meeting of shareholders;

    •
    Agenda Item No. 5: To approve (i) the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016;

    •
    Agenda Item No. 6: To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2016;

    •
    Agenda Item No. 7: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 8: To cast an advisory vote to approve named executive officer compensation;

    •
    Agenda Item No. 9: To cast an advisory vote on the frequency of the advisory vote to approve named executive officer compensation;

    •
    Agenda Item No. 10: To approve the TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated);

    •
    Agenda Item No. 11: To cast a binding vote to approve fiscal year 2018 maximum aggregate compensation amount for executive management;

    •
    Agenda Item No. 12: To cast a binding vote to approve fiscal year 2018 maximum aggregate compensation amount for the Board of Directors;

2017 Annual General Meeting Proxy Statement            5

    •
    Agenda Item No.13: To approve the carryforward of unappropriated accumulated earnings;

    •
    Agenda Item No. 14: To approve a dividend payment to shareholders equal to $1.60 per issued share to be paid in four equal quarterly installments of $0.40 starting with the third fiscal quarter of 2017 and ending in the second fiscal quarter of 2018 pursuant to the terms of the dividend resolution;

    •
    Agenda Item No. 15: To approve an authorization relating to our share repurchase program;

    •
    Agenda Item No. 16: To approve a share capital reduction for shares acquired under our share repurchase program and related amendments to our articles of association; and

    •
    Agenda Item No. 17: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 30, 2016), where they are by law precluded from voting their shares and Agenda Item No. 9 (Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation), which offers three alternatives and for which the Board has recommended that shareholders approve an annual "say-on-pay" vote. On January 12, 2017, our directors and executive officers and their affiliates beneficially owned approximately    •    % of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided to you. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 16, 2017 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

6            2017 Annual General Meeting Proxy Statement

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 16, 2017 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 12, 2017, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 16, 2017?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 12, 2017 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 16, 2017.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the Notice or Admission Ticket they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 16, 2017.

        Registration at the meeting will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time) and close at 1:45 p.m., Central European Time (7:45 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

2017 Annual General Meeting Proxy Statement            7

  Even if you plan to be present at the Annual General Meeting, we encourage you to vote by the Internet or complete and mail the proxy card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Internet:    You can vote over the Internet at www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By casting votes electronically, you will authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf.

        By Mail:    You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the independent proxy, Dr. Jvo Grundler, with full rights of substitution, to vote your shares on your behalf. If you vote by proxy card/mail, you will need to return via mail your completed proxy card to the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd., in the postage pre-paid return envelope provided with the proxy card.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017, or submit your proxy card by mail so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017.

        If you have voted electronically or timely submitted a properly executed proxy card, your shares will be voted by the independent proxy as you have instructed. If any other matters are properly presented at the meeting, the independent proxy will either (i) vote the shares represented by your completed proxy in accordance with the specific instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the company's Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a valid proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by Internet?

        Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your bank, broker or other nominee.

Can I vote by telephone?

        If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

8            2017 Annual General Meeting Proxy Statement

Can I appoint TE Connectivity officers as my proxy?

        In accordance with Swiss regulations, shareholders may not appoint company officers as proxies.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 10 (Approval of TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated), Agenda Item No. 11 (Binding Vote to Approve Fiscal Year 2018 Maximum Aggregate Compensation Amount for Executive Management), and Agenda Item No. 12 (Binding Vote to Approve Fiscal Year 2018 Maximum Aggregate Compensation Amount for the Board of Directors).

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no specific direction as to how your shares are to be voted, the independent proxy will vote your shares in accordance with the general instruction "FOR" each of the director nominees and "FOR" each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all agenda items except Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 10 (Approval of TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated), Agenda Item No. 11 (Binding Vote to Approve Fiscal Year 2018 Maximum Aggregate Compensation Amount for Executive Management), and Agenda Item No. 12 (Binding Vote to Approve Fiscal Year 2018 Maximum Aggregate Compensation Amount for the Board of Directors), and no votes will be cast on your behalf on Agenda Items No. 1, No. 2, No. 3, No. 8, No. 9, No. 10, No. 11 and No. 12.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January 12, 2017, there were     •    registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 16, 2017 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at

2017 Annual General Meeting Proxy Statement            9

the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 16, 2017 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy. A majority means at least half plus one additional vote of the votes which are cast at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of twelve (12) director nominees proposed by the Board of Directors;

  •
  Agenda Item No. 2: Election of the Chairman of the Board of Directors;

  •
  Agenda Item No. 3: Election of the members of the Management Development and Compensation Committee;

  •
  Agenda Item No. 4: Election of the Independent Proxy;

  •
  Agenda Item Nos. 5.1, 5.2 and 5.3: Approval of (i) the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016;

  •
  Agenda Item Nos. 7.1, 7.2 and 7.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 8: Advisory Vote to Approve Named Executive Officer Compensation;

  •
  Agenda Item No. 9: Advisory vote on the frequency of the Advisory Vote to Approve Named Executive Officer Compensation;

  •
  Agenda Item No. 10: Approval of an increase in the number of shares available for awards under the TE Connectivity Ltd. 2007 Stock and Incentive Plan;

  •
  Agenda Item No. 11: Binding vote to approve fiscal year 2018 maximum aggregate compensation amount for executive management;

  •
  Agenda Item No. 12: Binding vote to approve fiscal year 2018 maximum aggregate compensation amount for the Board of Directors;

  •
  Agenda Item No. 13: Carryforward of unappropriated accumulated earnings;

10            2017 Annual General Meeting Proxy Statement

  •
  Agenda Item No. 14: Declaration of dividend;

  •
  Agenda Item No. 15: Authorization relating to share repurchase program;

  •
  Agenda Item No. 16: Share capital reduction for shares acquired under our share repurchase program; and

  •
  Agenda Item No. 17: Approval of any adjournments or postponements of the meeting.

        The following agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

  •
  Agenda Item No. 6: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 30, 2016.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a quorum but will not be counted as a vote cast and will be disregarded and have no effect on the proposal.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting; (ii) submitted a proxy card to the independent proxy, you may change or revoke your vote by submitting a revocation letter and new proxy card directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017; or (iii) either voted via the Internet or submitted a proxy card to the independent proxy, you may appear in person at the meeting and give notice in person of the revocation of your prior vote by the applicable method and vote in person by ballot.

        Written revocations to the independent proxy should be directed to the following address: Dr. Jvo Grundler, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8010, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 16, 2017, your vote will not be counted.

2017 Annual General Meeting Proxy Statement            11

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

Whom may I contact for assistance?

        You should contact D. F. King & Co., Inc., whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for D. F. King is below:

    D. F. King & Co., Inc.
    (800) 848-3402 (US callers only)
    +1 (212) 269-5550
    Email: TEL@dfking.com (reference TE Connectivity in the subject line)

12            2017 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of September 30, 2016 by each current director and nominee, each executive officer named in the Summary Compensation table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors, Nominees and Executive Officers:
Thomas J. Lynch(2)(3)(7)	2,872,397
Mario Calastri(2)(7)	152,791
Terrence R. Curtin(2)(3)(7)	590,957
Joseph B. Donahue(2)(7)	185,966
Robert Hau(2)(4)	35,583
Steven T. Merkt(2)(7)	175,238
Heath A. Mitts(2)	—
Pierre R. Brondeau(3)(8)	34,496
Carol A. ("John") Davidson(3)	4,857
Juergen W. Gromer(5)(8)	119,441
William A. Jeffrey(3)	10,986
Yong Nam(3)	10,986
Daniel J. Phelan(3)(8)	32,649
Paula A. Sneed(3)(8)	36,720
Abhijit Y. Talwalkar(6)	—
Mark C. Trudeau(3)	1,257
John C. Van Scoter(3)(8)(9)	31,885
Laura H. Wright(3)	5,209
All directors, nominees and executive officers as a group (24 persons)(7)(8)(9)(10)	5,090,552

(1)
The number shown reflects the number of shares owned beneficially as of September 30, 2016 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after September 30, 2016. All current directors, nominees and executive officers as a group beneficially owned 1.4% of the outstanding shares as of September 30, 2016. No current director, nominee or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of September 30, 2016.

(2)
The named person is named in the Summary Compensation table as an executive officer.

(3)
The named person is a director and nominee for director.

2017 Annual General Meeting Proxy Statement            13

(4)
Mr. Hau, our former Executive Vice President and Chief Financial Officer, resigned effective March 4, 2016. Ownership information is based on a Form 4 filed by the reporting person on March 1, 2016.

(5)
The named person is a director.

(6)
The named person is a nominee for director.

(7)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after September 30, 2016 as follows: Mr. Lynch—2,461,377; Mr. Calastri—125,112; Mr. Curtin—541,937; Mr. Donahue—138,938; Mr. Merkt—156,363; all executive officers as a group—4,085,248.

(8)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—12,618; Dr. Gromer—41,964; Mr. Phelan—12,618; Ms. Sneed—15,489; Mr. Van Scoter—6,758. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, TE Connectivity will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(9)
Includes 400 shares held by Mr. Van Scoter's spouse and 22,627 shares held by a limited liability company owned by Mr. Van Scoter and his spouse.

(10)
Includes 18,676 shares held in a family trust over which an executive officer has dispositive power.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of September 30, 2016.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	35,300,732	9.9%
Harris Associates L.P.(2) 111 S. Wacker Drive, Suite 4600 Chicago, IL 60606	29,100,322	8.2%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	21,635,356	6.1%

(1)
This information is based on a Schedule 13G/A filed with the SEC on February 12, 2016 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—34,051,956 and sole dispositive power—35,300,732.

(2)
This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016 by Harris Associates L.P. and its general partner, Harris Associates Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—28,102,980 and sole dispositive power—28,102,980. As a result of advisory and other relationships with persons who own the shares, Harris Associates L.P. may be deemed to be the beneficial owner of the shares.

(3)
This information is based on a Schedule 13G/A filed with the SEC on February 11, 2016 by The Vanguard Group, which reported sole voting power, sole dispositive power and shared dispositive power as follows: sole voting power—646,906, sole dispositive power—20,941,185, and shared dispositive power—694,171.

14            2017 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes twelve (12) nominees for individual election as directors to hold office until the annual general meeting of shareholders in 2018. Eleven nominees are current directors of TE Connectivity Ltd. and one nominee, Mr. Talwalkar, is not a current director of TE Connectivity Ltd. The Nominating, Governance and Compliance Committee retained a third party search firm to assist it in identifying Mr. Talwalkar for Board membership. All nominees are listed below with brief biographies. Current board member Dr. Juergen Gromer was not nominated for re-election because he has reached the board's retirement age of 72 this year.

Vote Requirement to Elect Directors

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of each of the twelve (12) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the twelve (12) nominees for director.

 NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board of Directors

        The board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the board and makes recommendations for director nominations to the board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 59, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Dow Advanced Materials, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2008 to 2009, Dr. Brondeau served as President and Chief Operating Officer of Rohm &

2017 Annual General Meeting Proxy Statement            15

Haas Company and from 2006 to 2008, as Executive Vice President of electronics materials and specialty materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau is a former Director of Marathon Oil Corporation.

        Dr. Brondeau has over 22 years of executive leadership experience, including 17 years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 27 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Terrence R. Curtin, 48, joined our Board of Directors in March 2016. On September 29, 2016, the Board of Directors appointed Mr. Curtin to succeed Mr. Lynch as Chief Executive Officer of TE Connectivity Ltd., effective March 9, 2017. Mr. Curtin has been President of TE Connectivity since March 2015 and immediately prior to that served as Executive Vice President and President, Industrial Solutions since August 2012. Previously he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Mr. Curtin served on the TE Connectivity Board prior to the separation and was Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP. Mr. Curtin has a Bachelor's degree in Accounting from Albright College.

        Mr. Curtin has extensive knowledge of our company and executive leadership experience having served as an employee of ours since 2001 and having served in executive leadership positions at TE Connectivity since 2006. In his role as President, Mr. Curtin is responsible for all of TE's connectivity and sensor businesses and mergers and acquisitions activities. In his prior role as President, Industrial Solutions, Mr. Curtin was responsible for the operations and strategic direction of TE's Industrial, Energy, and Aerospace, Defense, Oil and Gas businesses. As TE's Executive Vice President and Chief Financial Officer, Mr. Curtin was responsible for developing and implementing the financial strategy for TE and for creating the financial infrastructure necessary to drive the company's financial direction, vision and compliance initiatives. Before joining TE, Mr. Curtin was employed by Arthur Andersen LLP where he served in the audit and accounting advisory services group with a focus on large multinational public companies. Mr. Curtin is also a Certified Public Accountant. Mr. Curtin's extensive background and knowledge of TE and his background in finance and accounting make him well suited to serve on the Board of Directors.

        Carol A. ("John") Davidson, 61, joined our Board of Directors in March 2016. From January 2004 to September 2012, Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. He holds a Bachelor of Science in Accounting from St. John Fisher College and a MBA from the University of Rochester. Mr. Davidson is a director of DaVita Inc., Legg Mason, Inc. and Pentair plc.

        Mr. Davidson is a Certified Public Accountant with more than 30 years of leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes. He also serves on the Board of Governors of the

16            2017 Annual General Meeting Proxy Statement

Financial Industry Regulatory Authority (FINRA), an independent regulator of securities firms. In addition, until December 2015, he was a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. Mr. Davidson's significant experience with complex accounting and financial issues combined with his knowledge of public reporting requirements and processes bring accounting and financial management insight to the Board. Mr. Davidson meets the SEC definition of audit committee financial expert and brings six years of public company directorship experience to the Board.

        The Honorable Dr. William A. Jeffrey, 57, joined our Board of Directors in March 2012. Since September 2014, Dr. Jeffrey has been President and Chief Executive Officer of SRI International, a research and development organization serving government and industry. From September 2008 through August 2014, Dr. Jeffrey was Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988. Dr. Jeffrey holds a Ph.D. and master's degree in Astronomy from Harvard University and a bachelor of science degree in physics from Massachusetts Institute of Technology.

        Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as CEO of a private technology research organization with broad technical experience relevant to TE's major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

        Thomas J. Lynch, 62, was appointed Chairman of our Board of Directors on January 7, 2013, and has served on our Board of Directors since early 2007 and as Chief Executive Officer of TE Connectivity since January 2006. On September 29, 2016, the Board of Directors appointed Terrence Curtin to succeed Mr. Lynch as Chief Executive Officer of TE Connectivity, effective March 9, 2017. Previously, he was President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc., Cummins Inc. and The Franklin Institute, Philadelphia, PA.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for the past nine years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a former member of the U.S.-China Business Council. Mr. Lynch also serves as a member of the President's National Security Telecommunications Advisory Committee. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

2017 Annual General Meeting Proxy Statement            17

        Yong Nam, 68, joined our Board of Directors in March 2012. Since April 2013, Mr. Nam has served as an advisor to the chief executive officer of Daelim Industrial Co. Ltd., the engineering, construction and petrochemical operations affiliate of Daelim Group, a Korean company. From April 2011 until March 2015, he served as an advisor to LG Electronics, Inc., a global provider of consumer electronics, mobile communications and home appliances. From 2007 through March 2011, Mr. Nam served as Vice Chairman and Chief Executive Officer of LG Electronics. He previously served as President of LG Corp., the global conglomerate of the LG group of companies, from 2006 to 2007, and as Chief Executive Officer of LG Telecom from 1998 until 2006. Mr. Nam's 35 year career with LG began in 1976. Mr. Nam received a bachelor's degree in economics from Seoul National University. Mr. Nam is a Director of ADT Korea, a commercial and residential security services provider since June 2014 and previously served as a director of GS Retail, a South Korean retailer, until May 2014 and Pohang Iron and Steel Company (POSCO) until March 2013.

        Mr. Nam has over 37 years of international business experience in the United States and Asia with a global conglomerate where his responsibilities and focus have included strategy, marketing, information technology and operations. Mr. Nam's experience in the corporate office, telecommunications and electronics industries includes 23 years of executive leadership, of which he spent 12 years in CEO positions and four years as vice chairman. Mr. Nam's global business perspective makes him a valuable contributor to the vision of the company.

        Daniel J. Phelan, 67, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan was Chief of Staff of GlaxoSmithKline, a manufacturer of pharmaceuticals, vaccines and consumer health-related products, from 2008 until his retirement in December 2012, following which he consulted for GlaxoSmithKline until the end of 2013. He was Senior Vice President of Human Resources of GlaxoSmithKline from 1994 to 2008. As Chief of Staff, Mr. Phelan was responsible for information technology, human resources, corporate strategy and development, worldwide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University. Mr. Phelan is a Director of Indivior PLC and is chairman of its Remuneration Committee.

        Mr. Phelan brings a range of valuable expertise to the Board. He was chief of staff of a large global health products and pharmaceuticals manufacturer and served for over 18 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations and employment law and practice, executive compensation, mergers, acquisitions and divestitures, succession planning, leadership development and education, international business and pension and benefits design and management.

        Paula A. Sneed, 69, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and held a variety of general management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Charles Schwab Corporation and served as a Director of Airgas, Inc. until May 2016.

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        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for nine years, and previously as the executive vice president managing a global marketing function and several business divisions of a large public company for over 14 years. For over 25 years, in a global organization, she demonstrated expertise in all aspects of marketing and general management. She has over 39 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 22 years of corporate director experience including service on audit, compensation and nominating and governance committees, bringing valuable insight to our Board, and has a master's degree in business administration.

        Abhijit Y. Talwalkar, 52, is a nominee for director. He is the former President and Chief Executive Officer of LSI Corporation, a leading provider of silicon, systems and software technologies for the storage and networking markets, a position he held from May 2005 until the completion of LSI's merger with Avago Technologies in May 2014. From 1993 to 2005, Mr. Talwalkar was employed by Intel Corporation, the largest semiconductor manufacturer in the industry. At Intel, he held a number of senior management positions, including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel's business client, server, storage and communications businesses, and as Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for enterprise computing. Prior to joining Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems, a multiprocessing computer systems design and manufacturer that later became a part of IBM; Bipolar Integrated Technology, Inc., a VLSI bipolar semiconductor company; and Lattice Semiconductor Inc., a service driven developer of programmable design solutions widely used in electronic systems. Mr. Talwalkar has a B.S. degree in electrical engineering from Oregon State University.

        Mr. Talwalkar served as a member of the board of directors of LSI Corporation from May 2005 to May 2014 and the U.S. Semiconductor Industry Association, a semiconductor industry trade association from May 2005 to May 2014. He was additionally a member of the U.S. delegation for World Semiconductor Council proceedings. Since 2011, Mr. Talwalkar has served on the board of directors of Lam Research Corporation and became Lam's Lead Independent Director in August of 2015. He is the current chair of the Nominating and Governance committee and presided as Chair of the Compensation Committee from 2012 to 2015. Since May 2016, Mr. Talwalkar has been serving as the Chairman of the Board for iRhythm Technologies, a healthcare technology company that specializes in cardiac monitoring and the diagnoses of arrhythmias.

        Mr. Talwalkar will bring experience as a public company executive officer and director, along with a proven record of executive leadership including ten years as a chief executive officer. His experience in marketing, mergers and acquisitions and other business and operations experience will bring relevant insight to the Board.

        Mark C. Trudeau, 55, joined our Board of Directors in March 2016. Since June 2013, Mr. Trudeau has been President, Chief Executive Officer and a director of Mallinckrodt plc, a global business that develops, manufactures, markets and distributes specialty pharmaceutical and biopharmaceutical products and therapies, as well as nuclear imaging agents. Prior to that, Mr. Trudeau served as Senior Vice President and President of the Pharmaceuticals business of Covidien plc beginning in February 2012. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer's global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the Immunoscience Division at Bristol-Myers Squibb. During his 10-plus years at Bristol-Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau

2017 Annual General Meeting Proxy Statement            19

was also with Abbott Laboratories, serving in a variety of executive positions, from 1988 to 1998. Mr. Trudeau holds a Bachelor's degree in Chemical Engineering and a MBA, both from the University of Michigan.

        Mr. Trudeau brings experience as a public company executive officer and director, along with a proven record of executive leadership and strong global business expertise including in the areas of strategy, operations and management, as well as other areas of business. Mr. Trudeau has over 26 years of leadership positions at global companies which makes him well suited to provide valuable insight to our board and meets the SEC definition of an audit committee financial expert.

        John C. Van Scoter, 55, joined our Board of Directors in December 2008. Since February 2010, Mr. Van Scoter has been Chief Executive Officer and President of eSolar, Inc., a producer of modular, scalable concentrating solar thermal power technology. He also is a Director of eSolar, Inc. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his more than 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board as CEO of a private energy technology producer. His training in mechanical engineering and experience as a product engineer, and over 25 years of experience in the semi-conductor market, give him a unique background to assist the company in technology matters. Mr. Van Scoter also has experience in managing research and development, operations and manufacturing, as well as consumer channel marketing which provide useful insights to the company. His over 30 years of management and executive positions with a large public technology company and his close ties with sustainability issues and related best practices also are valuable to the Board.

        Laura H. Wright, 56, joined our Board of Directors in March 2014. Since her retirement in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States, she founded GSB Advisors, to provide strategic and financial consulting to growth and non-profit companies. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds bachelor and master of science degrees in accounting from the University of North Texas. She is a Trustee of Pebblebrook Hotel Trust, a publicly traded hotel and real estate investment trust, since 2009, and serves on the Board of CMS Energy, a publicly traded company and its subsidiary Consumers Energy, since February 2013.

        Ms. Wright brings 25 years of large public company leadership experience, including nine as Chief Financial Officer and six as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings seven years of public company directorship experience to the Board and meets the SEC definition of an audit committee financial expert. In accordance with the rules of the NYSE, the Board of Directors has determined that Ms. Wright's simultaneous service on the audit committees of Pebblebrook Hotel Trust, CMS Energy and Consumers Energy (a publicly traded subsidiary of CMS Energy) does not impair her ability to effectively serve also on our Audit Committee.

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

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Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

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CORPORATE GOVERNANCE

Governance Principles

        The company's Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

        To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation and Nominating, Governance and Compliance which are composed entirely of independent directors. The Nominating, Governance and Compliance Committee recommends to shareholders, for election, the Chairman of the Board of Directors, and the directors assigned to the Management Development and Compensation Committee.

        Assignment to, and the chair of, the Audit Committee, and the chair of the Management Development and Compensation Committee, are recommended by the Nominating, Governance and Compliance Committee for selection by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the company, subject to shareholder approval of the Chairman of the Board.

        Annually, the Nominating, Governance and Compliance Committee coordinates an evaluation and assessment of the Board's performance and procedures, including its organization, governance structure and effectiveness. As part of the Board leadership and succession planning completed for fiscal year 2012, the Board of Directors elected Thomas Lynch as Chairman of the Board and also created and elected a Lead Independent Director on January 7, 2013. Pierre Brondeau has served as our Lead Independent Director since December 2014.

        In fiscal year 2015, as part of the Board of Director's succession planning, Terrence Curtin was appointed President of the company. In fiscal year 2016, in furtherance of the Board of Directors succession planning, the Board nominated Mr. Curtin to stand for election to the Board of Directors at the company's 2016 annual general meeting of shareholders and Mr. Curtin was elected to the Board of Directors by shareholders at the meeting on March 2, 2016. On September 29, 2016, the Board of Directors appointed Mr. Curtin to succeed Mr. Lynch as Chief Executive Officer of TE Connectivity Ltd. and appointed Mr. Lynch to continue as the Executive Chairman of the Company effective March 9, 2017, thereby causing the positions of the Chairman of the Board and Chief Executive Officer to be split between Messrs. Lynch and Curtin.

        In electing Mr. Lynch, the Board determined his deep knowledge of the company's day-to-day operations, strategy and risk management practices, appreciation of the principal challenges and opportunities facing the company and ability to provide unified leadership to execute the company's business plan, best positioned him to serve as Chairman. In electing Dr. Brondeau as Lead Independent Director, the Board determined his depth of experience in industrial companies, global leadership abilities, tenure on the Board and grasp of the principal challenges and opportunities facing the company would facilitate the board's continued consideration and deliberation of matters most critical to the company, while maintaining the company's strong commitment to independent governance.

22            2017 Annual General Meeting Proxy Statement

        In order to provide an effective counterbalancing governance structure, the Board has appointed a Lead Independent Director, whose duties include:

  •
  with Chairman, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;

  •
  chairing an executive session of the independent directors at each formal Board meeting;

  •
  calling and chairing additional meetings of the independent directors where and when appropriate;

  •
  responding to shareholder inquiries if required;

  •
  serving as a liaison between the Chairman and independent directors and facilitating communication among directors and between the Board and the CEO;

  •
  working with the Chairman and CEO to approve information sent to the Board; and

  •
  fulfilling other responsibilities as determined by the Board.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of share votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management. The company's risk assessment process was in place for the fiscal year ended September 30, 2016 and followed by the Board of Directors.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs, change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health and safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing

2017 Annual General Meeting Proxy Statement            23

and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

        The Board has determined that ten of the twelve director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Carol A. ("John") Davidson, William A. Jeffrey, Yong Nam, Daniel J. Phelan, Paula A. Sneed, Abhijit Y. Talwalkar, Mark C. Trudeau, John C. Van Scoter and Laura H. Wright. The Board also reached this independence determination for Juergen W. Gromer who was not nominated for re-election at the 2017 annual general meeting because he reached the Board's retirement age. The Board also previously reached this independence determination for David P. Steiner, who did not stand for re-election at our 2016 annual general meeting of shareholders.

Guide to Ethical Conduct

        All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity's code of ethical conduct set forth in the company's manual, "Connecting with our Values: TE Connectivity Guide to Ethical Conduct." The guide is published in the TE Corporate Responsibility section of TE Connectivity's website under "Governance—Compliance" at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman/ethical-conduct.html.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        TE Connectivity has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as TE Connectivity employees.

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within TE Connectivity, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

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        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    TE Connectivity Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312
    USA

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman.html.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. In an uncontested election of directors, any nominee for director who does not receive at least half plus one additional vote of the share votes cast at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the votes represented and the absolute majority of the par value of the votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders (a "majority" means at least half plus one additional vote of the share votes cast, not counting abstentions, broker non-votes, blank or invalid ballots).

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THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of twelve directors, eleven of whom are nominees for election. The Board held seven (7) meetings in fiscal year 2016. Eleven (11) of our twelve incumbent directors attended 100% and the remaining director attended 86% of the total number of meetings of the Board and committees on which they served in fiscal year 2016. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. All twelve of the directors then serving attended the 2016 annual general meeting of shareholders.

        An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and TE Connectivity additional independence requirements for the members of such committees.

Board and Committee Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Laura Wright, who chairs the committee, Juergen Gromer, John Davidson and Mark Trudeau. Messrs. Davidson and Trudeau each joined the committee March 2, 2016. David Steiner was a member of the committee through March 2, 2016, prior to leaving the Board. The Board has determined that each of Ms. Wright and Messrs. Davidson and Trudeau are "audit committee financial experts," as defined under SEC rules. Mr. Steiner was previously found by the Board to be an "audit committee financial expert." The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's financial and accounting policies and processes with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met nine times in fiscal year 2016. The committee's report appears on pages 74–75.

26            2017 Annual General Meeting Proxy Statement

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors Daniel Phelan, who chairs the committee, Paula Sneed and John Van Scoter. This committee is responsible to ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and the President and, recommend the Chief Executive Officer and the President's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met eight times in fiscal year 2016. The committee's report appears on page 56. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The members of the Nominating, Governance and Compliance Committee are directors Pierre Brondeau, who chairs the committee, William Jeffrey and Yong Nam. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held five meetings in fiscal year 2016.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present four times in fiscal year 2016. Dr. Brondeau, as the Lead Independent Director, presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2016

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2016 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to five times the annual cash retainer (a total of $450,000, based on the $90,000 annual cash retainer as of March 1, 2015) within five years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Commencing in fiscal year 2010, each non-employee director received TE Connectivity common shares as the equity component of their compensation, with the exception of Dr. Gromer, who continued to receive deferred stock units. The deferred stock units awarded to non-employee directors cannot be transferred until the director leaves the Board. As of fiscal 2016 year-end, all of the directors met, or in the case of Mr. Trudeau, are on track to meeting, their stock ownership requirements.

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 AGENDA ITEM NO. 2—ELECTION OF THE CHAIRMAN
OF THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes Thomas J. Lynch for election as Chairman of the Board to hold office until the annual general meeting of shareholders in 2018.

Explanation

        Swiss regulations provide that shareholders must elect the chair of the company's Board of Directors. Mr. Lynch is the current Chairman of TE Connectivity Ltd. His biography appears above, as well as an explanation as to why the Board of Directors considers Mr. Lynch to be the most appropriate person to serve as Chairman. Effective March 9, 2017, Terrence Curtin will succeed Mr. Lynch as Chief Executive Officer of TE Connectivity and Mr. Lynch will serve as Executive Chairman.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Chairman

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of the Chairman of the Board of Directors.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of Thomas J. Lynch as Chairman of the Board of Directors.

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 AGENDA ITEM NO. 3—ELECTION OF THE MEMBERS OF THE
MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes the election of each of Daniel J. Phelan, Paula A. Sneed and John C. Van Scoter individually as members of the Management Development and Compensation Committee to hold office until the annual general meeting of shareholders in 2018.

Explanation

        Swiss regulations provide that shareholders must individually elect the members of the Management Development and Compensation Committee of the company's Board of Directors. All nominees are current directors of TE Connectivity Ltd. Mr. Phelan, Ms. Sneed and Mr. Van Scoter currently serve on the committee. The brief biographies of all nominees are listed above.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Committee Members

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the individual election of each of the members of the Management Development and Compensation Committee.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of Daniel J. Phelan, Paula A. Sneed and John C. Van Scoter to the Management Development and Compensation Committee.

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 EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January 18, 2017.

Name	Age	Position(s)
Thomas J. Lynch*	62	Chief Executive Officer and Chairman of the Board
Mario Calastri	59	Senior Vice President and Treasurer
Terrence R. Curtin*	48	President and Director
Joseph B. Donahue	58	Executive Vice President and Chief Operating Officer
John S. Jenkins, Jr.	51	Executive Vice President and General Counsel
Steven T. Merkt	49	President, Transportation Solutions
Heath A. Mitts	45	Executive Vice President and Chief Financial Officer
Timothy Murphy	49	Senior Vice President and Chief Human Resource Officer, Global Human Resources
James O'Toole	50	President, Communications Solutions
Robert J. Ott	55	Senior Vice President and Corporate Controller
Eric J. Resch	59	Senior Vice President and Chief Tax Officer
Kevin N. Rock	59	President, Industrial Solutions
Joan E. Wainwright	56	President, Channel and Customer Experience

*
On September 29, 2016, the Board of Directors appointed Mr. Curtin to succeed Mr. Lynch as Chief Executive Officer of the Company effective March 9, 2017.

        See "Nominees for Election" for additional information concerning Mr. Lynch who also is a nominee for director and for Chairman of the Board and for additional information concerning Mr. Curtin who also is a nominee for director.

        Mario Calastri has been Senior Vice President and Treasurer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He served as interim Chief Financial Officer of TE Connectivity from March 2016 to September 2016. Mr. Calastri was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Joseph B. Donahue has been Executive Vice President and Chief Operating Officer of TE Connectivity since May 2011. In addition, he has responsibility for corporate technology since 2015 and the SubCom business unit since 2014. He served as President, Network Solutions from August 2012 until the divestiture of the Broadband Network Solutions business in August 2015. Previously he was President, Transportation Solutions of TE Connectivity from August 2010 through July 2012. He served as President, Global Automotive for the prior two years, and Senior Vice President, Global Automotive from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior

30            2017 Annual General Meeting Proxy Statement

16 years, Mr. Donahue held a variety of senior management roles at TE Connectivity and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

        John S. Jenkins, Jr. has been Executive Vice President and General Counsel at TE Connectivity since October 2012. Previously he was Vice President, Corporate Secretary and International General Counsel for Tyco International from 2005 and prior to joining Tyco International in 2003, was a litigator with McGuireWoods, LLP.

        Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Mr. Merkt previously served as President of TE Connectivity's Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989.

        Heath A. Mitts has been Executive Vice President and Chief Financial Officer at TE Connectivity since September 2016. Previously he was Senior Vice President and Chief Financial Officer at IDEX Corporation, a globally diversified company specializing in fluid, metering, health and science technologies, as well as fire, safety and other products, from March 2011 until September 2016. Mr. Mitts joined IDEX as Vice President, Corporate Finance in September 2005.

        Timothy Murphy has been Senior Vice President and Chief Human Resource Officer, Global Human Resources at TE Connectivity since March 2016. Previously he was Vice President, Human Resources for the Transportation Solutions Business Segment from January 2015 to February 2016 and Vice President, Global Talent Management for TE Connectivity from November 2011 to December 2014. Prior to joining TE, Mr. Murphy held various business partner positions and served for three years in international human resource assignments over a nearly 20 year human resource career at Merck.

        James O'Toole has been President, Communications Solutions (previously Consumer Solutions) at TE Connectivity since June 2011 and prior to that led the Circuit Protection and Touch Solutions businesses since joining TE Connectivity in 2009. Prior to that from 2006 to 2009, he served as Executive Vice President and General Manager for the Interior Modules business for Continental AG.

        Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance—Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007. Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Kevin N. Rock has been President, Industrial Solutions at TE Connectivity since March 2015. Prior to that he was President of the Industrial Solutions segment's Aerospace, Defense and Marine business unit from August 2006. Mr. Rock joined TE Connectivity in January 1982 as Sales Engineer and was named Vice President, Americas Region, Consumer, Computer and Communications business unit in 2001.

        Joan E. Wainwright has been President, Channel and Customer Experience at TE Connectivity since January 2013. Prior to that she was Senior Vice President, Channel, Marketing and Communications from May 2011. Ms. Wainwright joined TE Connectivity in June 2006 as Senior Vice President, Communications and Public Affairs and was named Senior Vice President, Marketing and

2017 Annual General Meeting Proxy Statement            31

Communications in February 2008. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee (the "MDCC") is responsible for establishing and overseeing compensation programs that comply with TE Connectivity's executive compensation philosophy. As described in this Compensation Discussion and Analysis ("CD&A"), the MDCC follows a disciplined process for setting executive compensation. This process involves analyzing factors such as company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The Board must approve compensation decisions for the Chief Executive Officer and the President, and the MDCC approves compensation decisions for all other executive officers. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

        This CD&A will focus on the compensation awarded to TE Connectivity's "named executive officers"—the Chief Executive Officer, each executive who served as our Chief Financial Officer during the last fiscal year and the three other most highly compensated executive officers. The following table shows the named executive officers and their primary compensation for fiscal year 2016. You can find more complete information about all elements of compensation for the named executive officers in the following discussion and in the Summary Compensation table that appears on page 57.

Name	Title	Base Salary	Annual Incentive (cash bonus)	Long-Term Incentive (Options, PSUs and RSUs)(1)
Thomas J. Lynch	Chief Executive Officer	$1,200,000	$1,722,600	$7,895,948
Robert W. Hau(2)	Former EVP & Chief Financial Officer	$286,628	$0	$2,000,829
Mario Calastri(3)	Interim CFO, SVP & Treasurer	$375,161	$215,417	$690,051
Heath A. Mitts(4)	EVP and Chief Financial Officer	$11,731	$0	$4,661,853
Terrence R. Curtin	President	$825,000	$789,525	$3,157,828
Joseph B. Donahue	EVP and Chief Operating Officer	$695,780	$926,153	$2,316,755
Steven T. Merkt	President, Transportation Solutions	$598,625	$491,214	$1,894,841

(1)
Value at date of grant; not necessarily the value the executive will realize.

(2)
Mr. Hau left the company in March 2016.

(3)
Mr. Calastri served as Interim CFO from March 2016 until Mr. Mitts' hiring on September 12, 2016. As Interim CFO, Mr. Calastri was not eligible for all of the programs and policies made available to the CEO and CEO direct reports as described in this CD&A.

(4)
Mr. Mitts became CFO effective September 12, 2016. On September 14, 2016 he received a stock award to compensate for stock awards he forfeited when he left his previous employer.

CEO Succession and Transition

        Demonstrating TE's commitment to leadership development and strong succession planning, the Board of Directors has executed on a succession plan for Chief Executive Officer. On September 29, 2016, the Board of Directors appointed Mr. Curtin to succeed Mr. Lynch as Chief Executive Officer of TE Connectivity Ltd. and appointed Mr. Lynch to continue as the Executive Chairman of the Company effective March 9, 2017.

        Mr. Lynch has served as the company's Chief Executive Officer since January 2006. He led the transition of TE Connectivity from a former electronics segment of Tyco International to a separate and independent public company. Upon his retirement as CEO, Mr. Lynch will continue as Executive Chairman of the Company ensuring a continued smooth transition of the leadership of the company.

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        Mr. Curtin was appointed president of TE Connectivity in March 2015 and elected to the Board of Directors in March 2016. In his role as President, Mr. Curtin has had responsibility for all of the Company's connectivity and sensor businesses, as well as merger and acquisition activities. Prior to his role as President, Mr. Curtin served as president of TE's Industrial Solutions segment. Prior to that, from 2006 to 2012, he served as executive vice president and Chief Financial Officer of TE and led the financial aspects of the Company's separation from Tyco International. Mr. Curtin is well positioned to succeed as CEO of TE Connectivity.

        Compensation actions related to the transition are discussed further in the Compensation Discussion and Analysis.

Fiscal 2016 Executive Compensation Highlights and Governance

        This section identifies the most significant decisions and changes made regarding TE Connectivity's executive compensation in fiscal year 2016.

  Shareholder Approval of Compensation

        At the last annual general meeting held on March 2, 2016, shareholders expressed support for our executive compensation programs, with 96.92% of votes cast at the meeting voting to ratify the compensation of our named executive officers. Although the advisory shareholder vote on executive compensation is non binding, the MDCC has considered, and will continue to consider, the outcome of the vote and the sentiments of our shareholders when making future compensation decisions for the named executive officers. Based on the results from our last annual general meeting, the MDCC believes shareholders support the company's executive compensation philosophy and the compensation paid to the named executive officers.

        Under Swiss law, shareholders also have the right to vote on the maximum aggregate compensation that will be paid to the Board of Directors and executive management. This requirement was effective with compensation paid or awarded starting in fiscal year 2016. At the 2016 annual general meeting shareholders approved the maximum aggregate compensation amounts to be paid to both the Board of Directors and executive management for fiscal year 2017, with 97.89% and 99.52% of votes cast respectively.

        At our next annual general meeting the Company will request shareholder approval for the maximum aggregate compensation for fiscal year 2018 for both the Board of Directors and executive management. In addition, as is required under U.S. law, the company will request non-binding shareholder approval of our fiscal 2016 compensation of our named executive officers. Requests for shareholder approval can be found in Agenda Items No. 8, No. 11 and No. 12.

  Fiscal Year 2016 Compensation Summary

        We continue to use annual and long-term incentive awards to create an executive compensation program that is performance-driven. About 89% of total target direct compensation for our CEO and 79% of total target direct compensation for our other named executive officers is performance based. Our performance based compensation directly ties executive pay to financial results and stock performance. Currently, all long-term compensation is delivered in the form of equity awards, primarily stock options and performance stock units. These awards ensure that pay opportunities are linked to shareholder return and also maximize share ownership by our executive officers. See pages 42–54 for the elements of our compensation programs and key fiscal year 2016 performance metrics. Mr. Calastri is not included in the chart below as his compensation was unchanged as interim CFO and is structured differently than that of direct reports to the CEO. Mr. Mitts and Mr. Hau are not included in the chart as each served as CFO for only part of the year and did not receive a full year of compensation for fiscal year 2016.

34            2017 Annual General Meeting Proxy Statement

        Compensation decisions made during fiscal year 2016 were aligned with our pay for performance philosophy and supported recent organizational changes. The following table provides highlights of recent compensation decisions affecting our named executive officers.

Pay Component	2016 Actions	For More Information, See Page
Base salaries Fixed cash compensation for core duties	With the exception of Mr. Merkt, no named executive officer received a base salary increase in fiscal year 2016. Mr. Merkt received a 5% increase.	43
Annual incentives Variable cash incentives to reward executive officers for achieving pre-determined financial or strategic performance goals	Payouts ranged from 95.3% to 147.9% of target based on performance against goals for revenue, operating income, EPS and key performance indicator.	43
Annual long-term incentives Variable equity grants that recognize executives' contributions and align executives with shareholders in focusing on long-term growth and stock performance	The planning values* for the annual grants ranged from $425,000 to $7,500,000 and were delivered in the form of stock options (50%), and Performance Stock Units (PSUs) (50%). Fiscal year 2014 grants of PSUs with a three-year performance cycle vested in December 2016 above the target range based on our EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index.	47
Sign-on grant Long-term equity grant to compensate for equity forfeited when leaving previous employer	Mr. Mitts received a one-time long-term equity award of RSUs with a planning value* of $4,800,000.	50
*
The planning value is used to determine the number of RSUs, PSUs and stock options that are awarded to eligible equity award participants, and may be different than the grant date fair value of the awards. See page 49 for more information.

2017 Annual General Meeting Proxy Statement            35

  Governance

        Key executive compensation practices are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.

What We Do

✓	Link pay to performance with a high percentage of variable compensation	✓	Include a "clawback" provision in all executive officer incentive award agreements (both annual and long-term)
✓	Perform annual say-on-pay advisory vote for shareholders	✓	Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
✓	Perform mandatory (under Swiss Law) say-on-pay vote for maximum aggregate compensation for Board of Directors and	✓	Include performance criteria in incentive plans to maximize tax deductibility
	executive management	✓	Retain a fully independent external compensation consultant whose independence is
✓	Follow terms and conditions of executive compensation plans that are included in our		reviewed annually by the MDCC
	articles of association and have been approved by shareholders	✓	Provide only limited non-business aircraft usage to the CEO and President
✓	Align executive compensation with shareholder returns through long-term incentives	✓	Maintain an insider trading policy applicable to all executive officers and employees
✓	Design compensation programs to mitigate undue risk taking	✓	Review share utilization annually
✓	Cap incentive compensation payments for individuals including our CEO

What We Do Not Do

x	Provide tax gross-ups for executive officers except under our broad-based relocation	x	Provide tax gross-ups for personal aircraft use
	program	x	Provide excise tax gross-ups
x	Provide perquisites for executive officers except for limited non-business aircraft usage for our	x	Re-price underwater stock options
	CEO and President	x	Allow hedging or pledging of TE securities

Swiss Law Requirements—Swiss Ordinance

        In 2013, a set of corporate governance and executive compensation rules were adopted by the Swiss government, specifically the Swiss Ordinance Against Excessive Compensation in Listed Stock Companies (and are referred to in the CD&A as the "Swiss Ordinance"). The rules under the Swiss Ordinance became effective on January 1, 2014 (subject to various transitional periods), and the company has taken a number of actions to comply with the rules.

        Amendments to our articles of association were approved at our annual general meeting of shareholders on March 3, 2015. The Company has amended its articles of association to describe certain corporate governance matters and executive compensation principles and to comply with the Swiss Ordinance. Among the items covered in the amended articles are:

  •
  the process under which the company will seek binding shareholder approval of compensation for the Board of Directors and executive management;

  •
  the company's principles applicable to short-term and long-term compensation of the Board of Directors and executive management;

36            2017 Annual General Meeting Proxy Statement

  •
  the permissible terms and conditions that can be included in employment contracts with executive management;

  •
  the amount of compensation that can be paid to employees who are hired or promoted into executive management after the Annual General Meeting; and

  •
  the number of mandates that are permitted for the members of the Board of Directors and executive management.

Executive Compensation Philosophy

        Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and

2017 Annual General Meeting Proxy Statement            37

performs an annual assessment of the company's executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

Executive Compensation Principles

Shareholder alignment	• Our executive compensation programs are designed to create shareholder value.

•

Long-term incentive awards, delivered in the form of equity, make up a significant percentage of our executives' total compensation and closely align the interests of executives with the long-term interests of our shareholders.

Performance based	• Annual cash incentive awards are tied to overall corporate, segment or business unit measures that distinguish our highest from our lowest performing business units.
• The MDCC has limited discretion under the annual cash incentive program to recognize superior business unit or individual performance.

•

Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. For the past three years, long-term incentive awards have been granted primarily in the form of stock options and performance stock units.

Appropriate risk	• Our executive compensation programs are designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance.
Competitive with external talent markets	• Our executive compensation programs are designed to be competitive within the relevant markets.

•

We consider compensation for comparable executives within two peer groups: one consisting of companies that compete with us for executive talent, and one consisting of companies in the electronics industry. Where appropriate we consider additional indices for unique positions.

Focus on executive stock ownership	• The TE Connectivity Ltd. Share Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership.
• The CEO is required to hold shares equal to six times his base salary. The CEO's direct reports are required to hold shares equal to three times their respective base salaries.
Simple and transparent	• Our executive compensation programs are designed to be readily understood by our executives, and transparent to our investors.

Role of the Management Development and Compensation Committee

        The MDCC has four primary responsibilities:

  •
  reviewing, analyzing and approving the design of the company's executive compensation policies and programs;

  •
  administering the company's stock incentive plans, including reviewing and approving equity incentive awards for executive officers;

38            2017 Annual General Meeting Proxy Statement

  •
  reviewing and approving all compensation decisions relating to the executive officers other than the Chief Executive Officer and the President; and

  •
  making recommendations to the independent members of the Board regarding compensation for Mr. Lynch and Mr. Curtin.

        The MDCC recommendations regarding Messrs. Lynch and Curtin are based on factors such as the executive's performance, the company's performance and competitive market data provided by the independent compensation consultant. The MDCC discusses and evaluates these recommendations in an executive session attended by the committee members, the compensation consultant, and TE Connectivity's Senior Vice President and Chief Human Resource Officer, who attends primarily to provide contextual information. Mr. Lynch and Mr. Curtin do not attend these meetings.

        All members of the MDCC meet the independence requirements of the NYSE. Each MDCC member also is a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

Role of Management

  Chief Executive Officer and President Compensation

        Management does not have any role in developing the Chief Executive Officer's or President's compensation other than providing data relating to their performance and compensation history.

  Other Named Executive Officer Compensation

        The Chief Executive Officer and President make recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. They base these recommendations on their assessment of each executive officer's performance and contributions to strategic initiatives, competitive market data provided by the compensation consultant, and other factors they deem relevant. These factors may include differences in an executive's responsibilities versus the role reflected in the competitive market analysis, internal pay equity and relative importance of an executive's role with TE Connectivity, level of experience and compensation history. The Senior Vice President and Chief Human Resource Officer is present when the MDCC and the Chief Executive Officer and President discuss compensation actions for the other named executive officers.

Role of the Compensation Consultant

        Under its charter, the MDCC has authority to retain advisors to help the members perform their duties. During fiscal year 2016, the MDCC retained Pay Governance LLC to be its independent compensation consultant. Pay Governance reports directly to the MDCC, and only the MDCC has authority to terminate the consultant's services. Pay Governance is not permitted to provide any services to the company outside of its services to the MDCC except with prior approval of the MDCC chair. During fiscal year 2016, Pay Governance did not provide any additional services to the company.

        Pay Governance supports the MDCC in designing the company's executive compensation programs, establishing executive pay levels, and generally advises on executive compensation issues and trends. In fiscal year 2016, the consultant performed the following services:

  •
  Evaluated the competitive position of the executive officers' total compensation packages relative to the company's peer groups

  •
  Facilitated a review of the company's compensation philosophy and rewards strategy relative to our business model and industry trends

2017 Annual General Meeting Proxy Statement            39

  •
  Provided advice regarding annual and long-term incentive opportunities for executive officers

  •
  Provided advice regarding Stock Incentive Plan design and share reserve

  •
  Provided ongoing advice on the design of annual cash and long-term equity incentive programs

  •
  Briefed the MDCC on executive compensation trends among members of the company's peer groups

  •
  Briefed the MDCC on legislative developments affecting executive compensation

  •
  Provided advice to the MDCC on the Chief Executive Officer's and President's compensation

  •
  Reviewed the results of the company's annual compensation risk assessment

  •
  Reviewed the company's peer group approach

  •
  Conducted a competitive analysis of the company's executive compensation programs including a pay for performance assessment

  •
  Provided market data on equity compensation burn rates among the peers

  •
  Briefed the MDCC on the findings from proxy advisor reports

  •
  Provided advice on the implications of the Swiss Ordinance on the company's pay programs

  •
  Provided advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels and trends

Peer Groups

        In general, we use two distinct peer groups to benchmark market practices on compensation for executive officers. One peer group reflects the executive talent market generally; the other focuses on our industry. This two-pronged approach provides broad, yet highly relevant, information regarding executive compensation practices and trends. The MDCC reviews the peer group structure annually.

        The primary talent market peer group comprises companies across a range of industries in which TE Connectivity competes for executive talent. Since we typically do not restrict executive recruiting solely to individuals working in the electronics industry, the MDCC believes it is appropriate to establish a benchmark peer group that covers an array of companies. The industries included in the primary talent market peer group are aerospace and defense; electronics, electrical and scientific equipment and components; and industrial manufacturing. The primary talent market peer group consists of 89 companies, listed in Appendix A, with publicly disclosed fiscal-annual revenues ranging from $535 million to $116 billion and a median of $5.1 billion. Data obtained from this group is adjusted to reflect the relative size (based on revenue) of TE Connectivity within the group.

        The secondary peer group comprises companies within the electronics industry. We use the secondary peer group to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As part of the annual peer group review, we made changes to our fiscal year 2016 secondary peer group that reflects changes within our organization and in the electronics industry. As shown below, the fiscal year 2016 secondary industry

40            2017 Annual General Meeting Proxy Statement

peer group includes 14 companies, with publicly disclosed fiscal-annual revenues ranging from $2.4 billion to $42.7 billion and a median of $21.2 billion.

3M Company	Emerson Electric Co.
Amphenol Corporation	General Dynamics Corporation
Borg Warner	Honeywell International Inc.
Danaher Corporation	Johnson Controls International plc
Delphi	Parker Hannifin Corporation
Eaton Corporation	Sensata Technologies
EMC Corporation	SPX Corporation

        Borg Warner, Delphi and Sensata Technologies were added to our peer group, while Agilent Technologies Inc., Corning Incorporated, Excelis Inc. and Harris Corporation were removed. These updates better reflect our current business mix and the organizations against which it makes sense to benchmark our compensation practices.

        Benchmark data is compiled by the compensation consultant. As discussed below, the MDCC uses this information to ensure that our compensation levels and programs are competitive with the compensation paid by the companies we may compete with for executive talent, but the benchmark data is just one of the factors used in setting executive compensation levels.

Determining Executive Compensation

        In determining the appropriate total compensation level for each executive officer, the MDCC considers the following items:

Factors We Consider

Role	• Responsibilities, scope and complexity of the executive's role against the external benchmark data • Relative importance of the role within TE Connectivity
Comprehensive Market Analysis

•

Market reference points, including the 50th and 75th percentiles of our primary talent market peer group, for the executive officer's specific role

•

Comprehensive analysis of current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation for each executive officer

Performance	• Executive's individual performance, past performance, level of experience and expected contribution to strategic initiatives and future results
Current Compensation	• A review of the executive's current total direct compensation including internal pay equity and compensation history
CEO/President Recommendations	• The Chief Executive Officer and President's detailed performance assessments for the other executive officers and recommendations concerning compensation actions

2017 Annual General Meeting Proxy Statement            41

        The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer's compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer's compensation compares to the market 50th and 75th percentiles and to the amounts awarded to other executive officers.

        With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer and President, the MDCC makes compensation determinations for our executive officers. The MDCC and the Board follow a similar process to set compensation for both the Chief Executive Officer and the President. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ from the market reference point(s). Similarly, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point(s) for a critical management role in order to attract a highly qualified external candidate.

        Broad-based employee benefit programs also are provided to executive officers on the same basis as all other employees.

September 2016 Compensation Assessment

        In September 2016, the MDCC, with the assistance of the compensation consultant, conducted an assessment of each executive officer's fiscal year 2016 compensation, and determined that the total direct compensation levels for some of our named executive officers varied from the applicable market reference points. The fiscal year 2016 total direct compensation levels for Messrs. Lynch, Mitts and Calastri were positioned within ten percent of the 50th percentile of their peer market reference points. Compensation levels for Messrs. Curtin and Merkt were positioned below the 50th percentile. The total direct compensation level for Mr. Donahue was positioned closer to the 75th percentile. The MDCC believes that total compensation levels for Mr. Donahue are appropriate and consistent with our executive compensation philosophy.

        As discussed in the next section, the results of the September 2016 competitive compensation assessment helped the MDCC to set base salaries, annual and long-term incentive targets and actual long-term incentive grant values for the executive officers for fiscal year 2017.

Compensation Paid or Awarded in Fiscal 2016

        The company's total compensation package for executive officers consists of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits

42            2017 Annual General Meeting Proxy Statement

  Base Salary

        Base salary provides fixed compensation for performing the executive's core duties and responsibilities. As shown below, only Mr. Merkt received a base salary increase effective with the first pay period in January 2016.

	Increase Amount	From	To
Mr. Lynch	0.0%	$1,200,000	$1,200,000
Mr. Hau	0.0%	$621,027	$621,027
Mr. Calastri	0.0%	$375,161	$375,161
Mr. Mitts	0.0%	$610,000	$610,000
Mr. Curtin	0.0%	$825,000	$825,000
Mr. Donahue	0.0%	$695,780	$695,780
Mr. Merkt	5.0%	$577,523	$606,399

        Mr. Merkt received a merit increase of 5% to maintain his competitive pay position in the marketplace and bring his total direct compensation closer to the 50th percentile.

        For 2017, Messrs. Lynch, Donahue and Merkt will not receive base salary increases. Mr. Mitts will maintain his base salary that was effective at hire. Effective October 3, 2016, Mr. Curtin received a base salary adjustment of 15% in recognition of his new position as President and CEO-elect.

  Annual Incentive Awards

        The annual incentive program is designed to reward executive officers for achieving fiscal year financial or strategic performance goals at the corporate, segment or business unit level, though awards may be modified to reflect the MDCC's assessment of individual performance. The MDCC intends the annual incentive award program to provide market competitive awards for performance at predetermined target levels.

        Our annual incentive awards are structured as cash payments. Within ninety days of the start of each fiscal year, the MDCC establishes the applicable performance criteria, which include minimum performance thresholds required to earn any award, target performance goals required to earn a payment of 100%, and a higher performance level required to earn the maximum incentive permitted. At the same time, the MDCC establishes a target bonus percentage for each executive officer, which is expressed as a percentage of base pay. Executive officers will receive an award based on the target bonus percentage and the attained performance levels on the various metrics. No annual incentive payments are made if threshold performance levels are not achieved, absent extenuating circumstances that the MDCC believes merit an exception. Payouts change proportionately for achievement at levels between goals.

2017 Annual General Meeting Proxy Statement            43

  Target Bonus Percentages

        The target bonus percentages for the named executive officers for fiscal years 2016 and 2017 are listed below:

	Fiscal 2016 Target	Fiscal 2017 Target
Mr. Lynch	150%	150%
Mr. Hau	85%	—
Mr. Calastri	60%	60%
Mr. Mitts	—	85%
Mr. Curtin	100%	125%
Mr. Donahue	90%	90%
Mr. Merkt	85%	85%

        Effective for the full fiscal year 2017, Mr. Curtin received a new bonus target of 125% to recognize his new position as President and CEO-elect.

  Performance Measures

        Each year the MDCC reviews and approves the annual incentive measures for the business segments and the company as a whole. Measures are selected to support the objectives of each business and to provide appropriate balance and avoid excessive risk. For fiscal year 2016, we maintained the number of measures at four.

        Measures for corporate and the segments were revenue, operating income, and a key performance indicator identified at the business unit level to reflect growth, productivity, quality or customer delivery, as appropriate for the business unit's key initiatives for the year. Individual metric weightings were consistent with last year with revenue weighted 30%, operating income weighted 30% and key performance indicator weighted 20%. The corporate level metric continued to be earnings per share, which was weighted 20%. Each segment's results are the roll-up of its underlying business units' results, while corporate level results are the roll-up of all business units' results. The key performance indicator metric at the corporate level is the revenue-weighted average of the key performance indicator metric scores for the business segments. The performance measures and weightings for the corporate level, segment and businesses for the named executive officers are as follows:

2016 Metric	Corporate	Subsea Communications	Transportation Solutions
Corporate
Earnings per share	20%	20%	20%
Business
Revenue	30%	30%	30%
Operating income	30%	30%	30%
Key performance indicator	20%	20%	20%

        For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal year 2016, the adjustments to EPS, revenue and operating income, as applicable, were as follows (i) exclusion of acquisition related charges, (ii) exclusion of restructuring and other charges, (iii) exclusion of the impact of certain acquisitions, (iv) exclusion of the impact of changes resulting from foreign currency exchange rates (with respect to performance measures at the business unit level), (v) exclusion of certain corporate allocations (with respect to performance measures at the business unit level), and (vi) exclusion of income tax benefits associated with the settlement of audits of prior year income tax

44            2017 Annual General Meeting Proxy Statement

returns as well as the related impact to other expense pursuant to the tax sharing agreement with Tyco International plc and Covidien plc and exclusion of income tax charges related to an increase in the valuation allowance for certain U.S. deferred tax assets.

        The table below shows the performance range for payouts under the fiscal year 2016 annual incentive program, as well as the payouts to be awarded for performance at each level.

Metric	Threshold	Target	Maximum*	Threshold payout (% of target)	Target payout (% of target)	Maximum payout* (% of target)
EPS	90%	100%	110%	50%	100%	200%
Revenue	95%	100%	105%	50%	100%	200%
Operating income	90%	100%	110%	50%	100%	200%
Key performance indicator	Varies by business unit			50%	100%	200%

*
For exceptional performance on an individual metric that exceeds the maximum goal, the MDCC may reward results with a payout of up to 300%, with two exceptions: the key performance indicator will be capped at 200%, and in order to ensure profitable growth, revenue is capped at 200%, unless operating income results are at target or greater. Regardless of payouts on individual metrics, the total award payout for an individual employee can never exceed 200% of target.

        No individual performance metrics were assigned to any executive officer under the fiscal year 2016 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, by 0% to 200% based on its evaluation of the individual or business unit performance during the fiscal year. However, all individual performance adjustments must net out to zero, meaning that the overall annual incentive pool may not be increased as a result of individual or business unit performance adjustments. In addition, there is a reserve pool of approximately $9 million (10% of the total target annual incentive award pool amount) that, with the MDCC's approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of performance results against the established financial measures. Notwithstanding MDCC adjustments, an individual employee's incentive cannot exceed 200% of the employee's target bonus percentage.

  Annual Incentive Payments for Fiscal 2016

        Fiscal year 2016 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Subsea Communications business and the Transportation Solutions business segment were as follows:

Corporate Level

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$3.92–$4.17		$4.08		100%	100%
Revenue (30%)	$12,185–$12,700		$12,071		99.1%	90.6%
Operating Income (30%)	$1,967–$2,093		$1,909		97.1%	85.4%
Key Performance Indicator Metric (20%)		*		*		150.1%
Corporate Level Earned Award:						95.7% ***

2017 Annual General Meeting Proxy Statement            45

Subsea Communications

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$3.92–$4.17		$4.08		100%	100%
Business Unit Revenue (30%)		*		*	109.2%	300%
Business Unit Operating Income (30%)		*		*	136.3%	300%
Key Performance Indicator Metric (20%)		*		*		189%
Subsea Communications Earned Award:						200%

Transportation Solutions

Performance Measure (% weighting)	Target		Results		Performance % to Target	Bonus Score**
EPS (20%)	$3.92–$4.17		$4.08		100%	100%
Business Unit Revenue (30%)	$6,672–$6,803		$6,558		98.3%	82.7%
Business Unit Operating Income (30%)	$1,567–$1,630		$1,493		95.3%	75.4%
Key Performance Indicator Metric (20%)		*		*		183.8%
Transportation Solutions Earned Award:						95.3% ***

*
The company's business segments, including Transportation Solutions and the corporate level were not assigned specific key performance indicator metrics for fiscal year 2016. The Transportation Solutions bonus score for the key performance indicator metrics is the revenue-weighted averages of each of their respective business units' key performance indicator metric scores. The Subsea Communications business was assigned a specific key performance indicator metric for fiscal year 2016. In setting the key performance indicator metrics for each business unit, the company established targets that represented significant improvement over performance levels attained in fiscal year 2015 and that were deemed to be difficult to attain assuming strong performance and anticipated economic conditions. The corporate level bonus score for the key performance indicator metric is the revenue-weighted average of the key performance indicator metric scores for the business segments. The company has determined that disclosure of the target performance levels and results for the Subsea Communications business unit and the key performance indicator metric for Transportation Solutions and corporate would result in competitive harm.

**
The bonus score is calculated based on the level of performance attained relative to the threshold, target and maximum described above for each performance measure.

***
The final Transportation Solutions score was adjusted downward from 104.2% to 95.3% to better reflect actual performance within the automotive business. The final corporate bonus score was adjusted downward from 102.8% to 95.7% to reflect the downward adjusted bonus score for Transportation Solutions, as well as removal of Subsea Communications above maximum performance on revenue and operating income. The annual incentive plan limits over performance to a 300% bonus score on each performance measure and the adjusted corporate bonus score reflects this.

        Messrs. Lynch, Calastri and Curtin received fiscal 2016 annual incentive payouts based entirely on the corporate award score. Mr. Merkt's fiscal year 2016 annual incentive payout was based entirely on the Transportation Solutions award score. The fiscal year 2016 annual incentive payout for Mr. Donahue was based on an even split between the corporate and Subsea Communications award scores. Mr. Hau and Mr. Mitts did not receive annual incentive payouts under the fiscal 2016 plan.

46            2017 Annual General Meeting Proxy Statement

  Annual Incentive Plan for Fiscal 2017

        For fiscal year 2017, we will continue to use the same four performance measures as fiscal year 2016. Each business segment will use revenue, operating income and a revenue-weighted average of its business units' key performance indicators. The combined business segment metrics will be weighted 80%. The corporate metric will continue to be earnings per share and will be weighted 20%.

        For fiscal year 2017, the payout ranges described in the chart on page 45 are generally unchanged. The revenue metric will generally have a threshold level of 95% and a maximum level of 105% with some variation depending upon business unit. The performance range for operating income generally will have a threshold level of 90% and a maximum level of 110% with some variation depending upon business unit. The performance ranges for EPS are unchanged.

  Long-Term Incentive Awards

        The company uses long-term incentive awards in the form of stock options, restricted stock units ("RSUs") and performance stock units ("PSUs") to deliver competitive compensation that recognizes employees for their contributions and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak.

        Stock options have a ten-year term and vest ratably over a four-year period, beginning on the first anniversary of the grant date. RSUs also vest ratably over four years starting on the first anniversary of the grant date. PSUs granted in fiscal 2014 and fiscal 2015 can earn value each year based on achievement of predetermined performance criteria during a three-year period and vest in full upon the MDCC's certification of the third year's performance results. PSUs granted in fiscal 2016 earn value at the end of the three-year performance period and vest in full upon the MDCC's certification of the performance results. We believe this vesting schedule encourages executives to remain with TE Connectivity and strive to continually improve shareholder value.

        The company does not have a specific policy for allocating long-term equity incentive awards among the different forms of equity, but determines each year what is appropriate in light of the then-current circumstances as described below. However, consistent with our philosophy that a majority of an executive officer's compensation should be performance-based and aligned with shareholders' interest, long-term equity incentive awards for executive officers consist of stock options and PSUs.

        In order to facilitate the long-term equity incentive grant process and promote internal pay equity, the MDCC has established guidelines that group certain executive officers (excluding Mr. Lynch) together in separate grant ranges based on factors such as market benchmark data, similarity in roles and scope of business, or the impact of the executive officer's role on the organization. The MDCC then assigns an equity value range for each executive officer group based on applicable competitive market data. Grant values actually awarded to each executive are intended to be within the ranges assigned, although the MDCC may grant awards outside an assigned range to recognize exceptional or below average performance. The MDCC reviews the guidelines annually and adjusts them as appropriate.

        To determine the value of each executive officer's long-term equity incentive award in any year, the MDCC refers to the equity grant guidelines, assesses the executive's future potential, and also considers the same factors generally considered for other components of total compensation—internal pay equity, individual performance and contributions to strategic initiatives, level of experience and compensation history. As with the other components of total compensation, Messrs. Lynch and Curtin make a recommendation regarding long-term equity incentive awards for each executive officer.

2017 Annual General Meeting Proxy Statement            47

        In determining its annual long-term equity incentive award recommendation for Messrs. Lynch and Curtin, the MDCC reviews the applicable market reference data, competitive compensation analysis, and any additional input from the compensation consultant, and also assesses individual performance. Based on this information, the MDCC presents a recommendation to the independent members of the full Board for consideration.

  Performance Stock Unit (PSU) Program

        PSUs provide the named executive officer the opportunity to earn shares of the company's stock based on the company's EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index over a three-year performance cycle. Beginning with our fiscal year 2016 PSU grant shares can be earned and vested after the end of the three-year performance cycle. A three-year average EPS growth metric will be used to determine relative performance and calculate earned shares at the end of the three-year performance period. Target shares, or 100%, will only be earned for EPS growth at the 50th percentile. Maximum payout is 200% and is earned for EPS growth at the 75th percentile of the index. In order to earn any shares under the program a minimum threshold must be achieved. Specifically, EPS growth must be at the 25th percentile of the index. PSUs will be paid in the form of TE Connectivity common stock, together with dividend equivalent stock units that accrued commensurate with the portion of the PSUs that are vested.

        PSUs granted in fiscal year 2014 and fiscal year 2015 continue to be earned per the provisions of those plans. In each year of the performance cycle, one third of the PSUs granted (the "annual target amount") can be earned (but not vested) based on the predetermined performance schedule. In any year during the three-year performance cycle for a PSU grant that the company's EPS growth is within the 45th to 55th percentile of the index, the annual target amount will be reserved for delivery at the conclusion of the three-year performance cycle. If the company's results are higher than the 55th percentile, up to 200% of the annual target amount will be reserved for delivery. If results are lower, a smaller percentage may be reserved for delivery, but no PSUs will be reserved in any year in which the performance threshold (EPS growth at the 25th percentile of the index) is not met. PSUs that have been reserved and any accrued dividend equivalent stock units will vest following the close of the three-year performance cycle.

        EPS performance for fiscal years 2014, 2015 and 2016 is outlined below, along with the associated payout factors. PSUs granted in fiscal 2014 and fiscal 2015 continue to earn shares annually based on the payout factors outlined below:

	EPS Growth	Percentile Rank	Payout Factor
FY2014 FY14 grants year 1	17.3%	69.0	170.0%
FY2015 FY14 grants year 2 FY15 grants year 1	8.8%	60.7	128.5%
FY2016 FY14 grants year 3 FY15 grants year 2	9.7%	67.4	162.0%

        PSUs granted in fiscal year 2016 and later use a three-year average EPS growth metric to determine relative performance and earned shares are calculated at the end of the three-year performance period.

48            2017 Annual General Meeting Proxy Statement

  Payout for Fiscal 2014 PSU Grant

        Fiscal year 2016 was the third year of our fiscal year 2014 PSU grant. Recipients under the program earned above target shares for each year of the three-year period. Shares earned under the program vested on December 13, 2016 upon certification of the fiscal year 2016 results.

        The table below shows the shares earned and vested under the fiscal year 2014 PSU grant for each of our named executive officers.

	FY2014 Target PSUs	Year 1 Earned Shares	Year 2 Earned Shares	Year 3 Earned Shares	Total FY2014 Earned and Vested Shares
Mr. Lynch	42,850	24,281	18,354	23,140	65,775
Mr. Calastri	2,290	1,297	980	1,238	3,515
Mr. Curtin	13,140	7,446	5,628	7,096	20,170
Mr. Donahue	13,140	7,446	5,628	7,096	20,170
Mr. Merkt	9,710	5,503	4,160	5,242	14,905

        Messrs. Hau and Mitts will not receive a payout under the fiscal year 2014 PSU grant.

  Fiscal 2016 Long-Term Incentive Awards

        The MDCC granted long-term equity incentive awards in the first quarter of fiscal 2016. Fiscal year 2016 equity awards for named executive officers were made in the form of stock options (50%) and PSUs (50%).

        As part of the annual award process, the MDCC reviewed the equity planning value ranges against updated market data and determined that the equity planning value ranges for fiscal year 2016 should remain the same as those for fiscal year 2015. Messrs. Donahue and Hau were grouped together in the same long-term incentive range and Mr. Merkt and Mr. Calastri were grouped in separate ranges consistent with other senior executives at their level in the organization. (Mr. Mitts did not receive a long-term incentive award for fiscal 2016.) For the named executive officers other than Messrs. Lynch and Curtin, the equity planning value ranges for the fiscal year 2016 long-term equity incentive awards were as follows:

  •
  Messrs. Donahue and Hau—$1,000,000–$3,000,000

  •
  Mr. Merkt—$600,000–$1,800,000

  •
  Mr. Calastri—$200,000–$600,000

        The equity award planning values approved by the MDCC for the named executive officers for fiscal year 2016 were as follows:

Mr. Lynch	$7,500,000
Mr. Hau	$1,900,000
Mr. Calastri	$425,000
Mr. Curtin	$3,000,000
Mr. Donahue	$2,200,000
Mr. Merkt	$1,800,000

        In recommending Messrs. Lynch and Curtin's award for approval by independent members of the Board, the MDCC considered Messrs. Lynch and Curtin's continued strong leadership of the company through another successful year in fiscal year 2015, and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

2017 Annual General Meeting Proxy Statement            49

        In addition to the grants listed above, Mr. Calastri received a special equity grant with a planning value of $250,000 to recognize his significant contributions to the organization while serving as the interim CFO. The award is in the form of RSUs and is scheduled to vest in full on the second anniversary of the grant date. Mr. Mitts received a sign-on equity grant with a planning value of $4,800,000 to compensate for stock awards he forfeited when he left his previous employer. The award is in the form of RSUs and is scheduled to vest ratably over four years.

  Fiscal 2017 Long-Term Incentive Awards

        The MDCC granted long-term equity incentive awards for fiscal year 2017 in November 2016. (These equity awards are not reflected in the Summary Compensation or Grants of Plan-Based Awards tables because those tables only cover fiscal year 2016.) The equity planning value range for Mr. Donahue remains unchanged from fiscal year 2016. The MDCC established a new equity planning value range for Mr. Mitts' fiscal 2017 grant as the newly appointed CFO. Mr. Merkt's equity planning value range was adjusted to reflect competitive market data updated to recognize the increased revenue scope of the Transportation Solutions business segment.

        The fiscal year 2017 equity incentive awards for the named executive officers were in the form of stock options (50%) and PSUs (50%). The equity award planning values approved by the MDCC for the named executive officers for fiscal year 2017 were as follows:

Mr. Lynch	$3,750,000
Mr. Mitts	$1,900,000
Mr. Curtin	$6,500,000
Mr. Donahue	$2,200,000
Mr. Merkt	$2,100,000

        In recommending the fiscal year 2017 awards for Messrs. Lynch and Curtin for approval by independent members of the Board, the MDCC considered several factors including the timing of the transition of Mr. Lynch to Executive Chairman and Mr. Curtin to CEO, individual performance, as well as the competitive market analysis for those roles.

  Pay Mix

        The company does not have a defined policy to dictate the allocation between fixed and performance-based compensation or between annual and long-term compensation. The pay mix for each named executive officer is driven largely by two concerns: to deliver compensation primarily through performance-based components that align the executives' interests with those of our shareholders, and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review the pay mix to ensure that the allocation achieves those goals.

        The following table shows our pay mix for fiscal year 2016, based on the data reported in the Summary Compensation Table. Performance-based incentives constituted at least 75%, and as much as 84%, of fiscal year 2016 compensation for the named executive officers. The allocations differ among the named executive officers because of market practice for their respective positions and actual performance on annual incentive plan payouts. Mr. Calastri is not included in the table below as his compensation structure was unchanged as interim CFO and is structured differently than that of direct

50            2017 Annual General Meeting Proxy Statement

reports to the CEO. Mr. Mitts and Mr. Hau are not included in the table as each served as CFO for only part of the year and did not receive a full year of compensation for fiscal year 2016.

	Base Salary Rate	Long-Term Incentives(2)	Annual Incentive	Other Compensation
Lynch	11%	69%	15%	5%
Curtin	17%	64%	16%	3%
Donahue(1)	17%	56%	22%	5%
Merkt(1)	19%	60%	15%	6%

(1)
For Messrs. Donahue and Merkt, amounts do not include the value of expatriate-related tax items.

(2)
Long-term incentives consist of 50% stock options and 50% PSUs.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance-based awards made to executive officers under our 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation for these purposes.

        In evaluating compensation programs covering our executive officers, the MDCC considers the potential impact on the company of Section 162(m) and generally intends to maximize the deductibility of compensation. However, the MDCC reserves the right to approve nondeductible compensation where necessary to achieve our overall compensation objectives and to ensure the company makes appropriate payments to executive officers.

Risk Profile of Compensation Programs

        The MDCC has structured our executive compensation programs to provide the appropriate level of incentives without encouraging executive officers to take excessive risks in managing their businesses.

        We performed a two-part risk assessment of the company's compensation programs and practices in fiscal year 2016. We first conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Then each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified.

        After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the company's compensation programs and practices in fiscal year 2016 were reasonably likely to have a material adverse effect on the company.

Retirement and Deferred Compensation Benefits

        The company maintains various retirement plans to assist our executive officers with retirement income planning and to make the company more appealing to prospective employees.

        The company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible U.S.-based employees, and a nonqualified

2017 Annual General Meeting Proxy Statement            51

supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), for management and executive level employees.

        Under the RSIP, the company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents a percentage of the employee's compensation, which, for purposes of the RSIP, generally includes base salary and annual incentive awards.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the executive officer's amount of deferred compensation at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) earned in excess of Internal Revenue Service limits. Once officers reach the annual contribution limit under the RSIP, they may continue to make deferrals in excess of qualified plan limits into the SSRP and receive matching contributions from the Company until compensation reaches the IRS maximum compensation limit. Participants then receive matching contributions called "Company Credits" on any eligible compensation earned beyond the IRS maximum compensation limit.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation table that follows this CD&A. Participants, including executive officers, are fully vested in company matching contributions under the RSIP and SSRP after three years of service, or upon reaching age 55.

        All of the company's U.S. retirement, deferred compensation, incentive, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for Fiscal 2016 table that follows this CD&A. Mr. Merkt has accrued a benefit under one frozen tax-qualified defined benefit plan as described in the same table.

Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees in the same geographic area. The various benefit plans are part of our overall total compensation and are intended to be competitive with peer companies.

        For eligible U.S.-based employees, the company provides medical, dental and life insurance, and disability coverage. Outside of the United States, the company provides welfare benefits based on local country practices.

Perquisites

        TE Connectivity uses corporate aircraft to allow our executive officers and other corporate and business leaders to travel safely and efficiently for business purposes. This corporate aircraft enables our employees to be more productive by providing a secure environment to conduct confidential business and avoid the scheduling constraints associated with commercial air travel. Under the TE Connectivity Corporate Aircraft Usage Policy, Messrs. Lynch and Curtin are permitted to use the corporate aircraft for non-business purposes, whenever practical and subject to annual limitations, to

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enable them to take advantage of these efficiencies. Limited non-business use of the corporate aircraft by other executive officers also is permitted with the approval of Mr. Lynch. The cost to the company of providing non-business use of the corporate aircraft to our named executive officers is disclosed in the All Other Compensation table following the Summary Compensation table and the disclosed value is the incremental cost, including the direct variable cost to TE Connectivity associated with the non-business travel as further described in footnote (a) to the All Other Compensation table. The value of an executive's non-business use of the corporate aircraft may also be treated as taxable income in accordance with IRS regulations and if so, will not be grossed up. There are no other perquisites provided to named executive officers with the exception of Mr. Calastri who continued to be eligible for his U.S. perquisite plan during his interim CFO role.

Expatriate Assignment Benefits

        As described in the Summary Compensation table that follows this CD&A, Messrs. Donahue and Merkt received certain benefits under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utilities, storage costs, and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country. Messrs. Merkt and Donahue incurred expenses under our tax-equalization program in fiscal year 2016 in conjunction with their overseas assignments that concluded in 2012 and 2011, respectively as explained in footnote (a) to the All Other Compensation table following the Summary Compensation table.

Termination Payments

        Under the Swiss Ordinance, members of executive management, including the named executive officers (with the exception of Mr. Calastri), are no longer eligible for severance benefits or change in control severance.

        In 2015 (and prior to January 1, 2016) the company entered into new employment contracts (the "2016 employment contracts") with the members of executive management, including the named executive officers, which document the terms and conditions of the executives' employment with the company. The 2016 employment contracts are substantially similar to the prior employment contracts, except that, to comply with the Swiss Ordinance, executives will not receive any severance benefits and do not participate in the TE Connectivity Severance Plan for U.S. executives (referred to as the Severance Plan) or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to as the CIC Plan).

  Mr. Calastri

        As Interim CFO, Mr. Calastri continued to be eligible for severance and change in control benefits under the Severance Plan and CIC Plan as his compensation did not become subject to the Swiss Ordinance because he is not a member of the executive management for purposes of the Swiss Ordinance. In the event of an involuntary termination of employment for any reason other than cause, permanent disability or death, under the Severance Plan Mr. Calastri is eligible to receive cash severance equal to one time base salary plus target bonus paid in equal monthly installments. He will also be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and health and welfare benefits at active employee premium rates for twelve months. Outstanding equity awards will be treated in accordance with the applicable award agreement. In order

2017 Annual General Meeting Proxy Statement            53

to obtain severance benefits, Mr. Calastri must agree to restrictive covenants (including non-compete and non-solicitation) in favor of the company.

        In the event of an involuntary or "good reason" termination that occurs during a period shortly before and continuing after a change in control, Mr. Calastri would be eligible to receive benefits under the CIC Plan. Mr. Calastri would be eligible to receive cash severance payments equal to one and one-half times base salary plus one and one-half times target bonus paid in one lump sum. In addition, he would be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits at active employee premium rates for twelve months. Outstanding stock options and RSUs will become fully vested in the event of a qualifying termination. PSUs granted in fiscal 2014 and fiscal 2015 will vest pro rata in accordance with their terms and performance criteria. PSUs granted in fiscal 2016 will vest in full at target performance in accordance with their terms. In order to obtain benefits, Mr. Calastri must agree to restrictive covenants (including non-compete and non-solicitation) in favor of the company.

  Involuntary Termination—Other Named Executive Officers

        Under the employment contracts executive officers whose employment is terminated involuntarily for any reason other than cause, permanent disability or death or who voluntarily resign their employment for "good reason" within 12 months of the occurrence of a change in control will have a notice period of up to 12 months. During the notice period the executive officer will continue to be treated as a regular, full-time employee and will continue to receive base salary, be eligible for a bonus subject to the terms and conditions of the applicable plan, continue to vest outstanding equity per the terms and conditions of the applicable award agreements and continue to have health and welfare benefits.

        At the end of the 12 month notice period the executive officer will receive twelve months' pay as consideration for non-compete and non-solicitation covenants in favor of the company.

        In the event of involuntary or "good reason" termination after a change in control, under our 2007 TE Stock and Incentive Plan, outstanding equity will be treated as follows:

  •
  Stock options and RSUs will become fully vested in the event of a qualifying termination.

  •
  PSUs granted prior to fiscal year 2016 will vest pro rata in accordance with their terms and performance criteria. PSUs granted in fiscal year 2016 and later will vest in full at target performance.

        Termination treatment as described above and other benefits payable as a result of a qualifying termination after a change in control will be limited to the greater after-tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Termination and other benefits payable will not be grossed up to reflect Section 280G or any other taxes.

Executive Stock Ownership Requirements

        The company maintains a Share Ownership and Retention Requirement Plan applicable to all executive officers, including the named executive officers. The common share ownership requirement for the Chief Executive Officer is six times base salary. Direct reports of the Chief Executive Officer are required to own shares equal to three times base salary. Share ownership requirements must be met within five years of the officer's date of employment. In the event stock ownership has not been met in the five year timeframe, the employee will be required to hold 100% of the shares of common stock they receive upon lapse of the restrictions on restricted stock/stock units and upon exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax

54            2017 Annual General Meeting Proxy Statement

withholding). The following shares count toward the ownership requirements: wholly-owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, shares deemed earned under the provisions of performance stock unit grants, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2016 year-end, all of the named executive officers met their stock ownership requirements.

Insider Trading Policy

        Our named executive officers along with all of our employees are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Among other things, our insider trading policy restricts the times during which executive officers can enter into trading transactions concerning our securities. Our named executive officers and employees are prohibited from engaging in any hedging transactions, including prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, options, short sales or similar rights, obligations or transactions that are designed to hedge or offset any decrease in the market value of TE Connectivity securities, other than the exercise of a company issued stock option.

        Our insider trading policy was updated in fiscal year 2015 to include a prohibition against pledging. Executive officers and directors are prohibited from holding TE Connectivity securities in a margin account and from maintaining or entering into any arrangement that, directly or indirectly, involves the pledge of TE Connectivity securities or other use of TE Connectivity securities as collateral for a loan.

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 MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and in the company's proxy statement for the 2017 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

Daniel J. Phelan, Chair
Paula A. Sneed
John C. Van Scoter

December 7, 2016

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal years ended September 30, 2016 ("fiscal year 2016"), September 25, 2015 and September 26, 2014. The named executive officers are the company's principal executive officer, each executive who served as our principal financial officer during the last fiscal year and the three other most highly compensated executives. Typically there are five named executive officers, but for fiscal 2016 we have seven because three individuals served as Chief Financial Officer during the year.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus ($) (d)	Stock Awards(2) ($) (e)	Option Awards(3) ($) (f)	Non-Equity Incentive Plan Compen- sation(4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(5) ($) (h)	All Other Compen- sation(6) ($) (i)	Total ($) (j)
Thomas J. Lynch	2016	$1,200,000	—	$3,875,222	$4,020,726	$1,722,600	—	$557,736	$11,376,284
Chief Executive	2015	$1,200,000	—	$4,590,360	$4,682,416	$1,080,000	—	$612,301	$12,165,077
Officer (PEO)	2014	$1,172,308	—	$3,685,986	$3,828,213	$2,512,800	—	$417,675	$11,616,982
Robert W. Hau	2016	$286,628	—	$981,996	$1,018,833	$0	—	$78,084	$2,365,541
Former EVP & Chief	2015	$617,748	—	$1,079,940	$1,101,911	$316,724	—	$172,154	$3,288,477
Financial Officer & PFO	2014	$604,738	—	$934,141	$969,825	$679,964	—	$235,438	$3,424,106
Mario Calastri(7)	2016	$375,161	—	$462,286	$227,765	$215,417	—	$84,594	$1,365,223
Heath A. Mitts(8)	2016	$11,731	—	4,661,853	—	—	—	$4,675	$4,678,259
EVP & Chief
Financial Officer (PFO)
Terrence R. Curtin	2016	$825,000	—	$1,549,825	$1,608,003	$789,525	—	$178,378	$4,950,731
President	2015	$749,491	—	$1,675,209	$1,712,323	$389,022	—	$193,801	$4,719,846
	2014	$651,500	—	$1,130,259	$1,174,175	$739,693	—	$157,436	$3,853,063
Joseph B. Donahue	2016	$695,780	—	$1,136,978	$1,179,777	$926,153	$129,210	$290,678	$4,358,576
EVP & Chief	2015	$692,107	—	$2,254,284	$1,266,586	$447,735	$51,283	$647,780	$5,359,775
Operating Officer	2014	$677,530	—	$1,130,259	$1,174,175	$736,371	$100,610	$725,570	$4,544,515
Steven T. Merkt	2016	$598,625	—	$929,895	$964,946	$491,214	$19,129	$208,745	$3,212,554
President, Transportation	2015	$570,119	—	$2,994,947	$991,814	$480,499	$3,943	$212,237	$5,253,559
Solutions

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
This amount represents the grant date fair value of restricted stock units (RSUs) and performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
Name	Target Value ($)	Maximum Value ($)
Mr. Lynch	$3,875,222	$7,750,444
Mr. Hau	$981,996	$1,963,991
Mr. Calastri	$219,614	$439,228
Mr. Mitts	—	—
Mr. Curtin	$1,549,825	$3,099,650
Mr. Donahue	$1,136,978	$2,273,956
Mr. Merkt	$929,895	$1,859,790
(3)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 20 (Share Plans) to the notes to consolidated financial statements ("Note 20") set forth in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values. Unvested amounts shown for Mr. Hau were forfeited upon voluntary termination.

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(4)
Represents amounts earned under the fiscal year 2016 annual incentive program. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(5)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Donahue and Mr. Merkt under the frozen pension plan as described in "CD&A—Retirement and Deferred Compensation Benefits." Mr. Lynch, Mr. Hau, Mr.Calastri, Mr. Mitts and Mr. Curtin do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(6)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the company's 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. The amounts reflected in the table for perquisites are our incremental cost. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

(7)
Mr. Calastri served as Interim CFO from March 2016 until September 2016.

(8)
On September 12, 2016, Mr. Mitts began service as our new chief financial officer. Mr. Mitts received a stock award to compensate for equity forfeited when he left his previous employer.

All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	ESPP Company Match(d) ($)	Company Contributions to DC Plans(e) ($)	Total All Other Compensation ($)
Thomas J. Lynch	2016	$119,631	—	$301,305	—	$136,800	$557,736
Robert W. Hau	2016	—	—	$47,916	—	$30,168	$78,084
Mario Calastri	2016	$37,516	—	$15,898	—	$31,180	$84,594
Heath A. Mitts	2016	$4,675	—	—	—	—	$4,675
Terrence R. Curtin	2016	—	—	$105,537	—	$72,841	$178,378
Joseph B. Donahue	2016	$72,666	$673	$108,593	—	$108,746	$290,678
Steven T. Merkt	2016	$14,691	—	$107,545	$1,950	$84,559	$208,745

(a)
Amounts greater than $25,000 for Mr. Lynch totaling $119,631 include the incremental cost to us of Mr. Lynch's non-business use of our aircraft. As described on page 52, Mr. Lynch is permitted to use the aircraft for business and non-business purposes. The incremental cost to us during fiscal year 2016 includes the direct variable cost and value of the lost corporate tax benefit associated with Mr. Lynch's travel to attend Thermo Fisher Scientific Inc. and Cummins Inc. board meetings, as Mr. Lynch is a member of the board of directors of both companies, and other occasional non-business use.

Amount for Mr. Calastri reflects a cash perquisite allowance under the executive flexible perquisites allowance program which provides a cash allowance of 10% of base salary for executives whose employment is based in the United States. Mr. Calastri maintained his compensation structure while serving in his interim role as CFO. Mr. Lynch and his direct reports including the other named executive officers are not eligible for the flexible perquisites allowance program.

Amounts less than $25,000 for Mr. Mitts totaling $4,675 include relocation allowances.

Individual amounts less than $25,000 for Mr. Donahue totaling $26,030 are the net expenses paid by us for tax preparation fees and various miscellaneous fees and expenses pertaining to an expatriate assignment in Germany during fiscal 2009 - 2011. In fiscal 2016, pursuant to the process of the company's tax equalization program, the company paid on behalf of Mr. Donahue, foreign taxes in the amount of $23,932 (net of amounts withheld from his base pay under the tax equalization program). The company also provided Mr. Donahue tax gross-up payments of $22,704 for calendar year 2015; gross-up amounts for calendar year 2016 are not determined until end of calendar year 2016. Mr. Donahue also made repayment to the company of $560,537 as a result of his 2014 tax equalization settlement and $304,428 as a result of his 2015 tax equalization settlement. These amounts were not deducted from his fiscal year 2016 total compensation. Due to the timing of payments in fiscal 2016, the following range of exchange rates were used to convert amounts reported or paid in EUR to U.S. dollars: $1.06-$1.15:EUR 1.

Individual amounts less than $25,000 for Mr. Merkt include $10,409 which are the net expenses paid by us for tax preparation fees and various miscellaneous fees and expenses pertaining to an expatriate assignment in Germany during fiscal 2011 - 2012. In fiscal 2016, the company provided Mr. Merkt tax gross-up payments of $2,697 for calendar year 2015;

58            2017 Annual General Meeting Proxy Statement

  gross-up amounts for calendar year 2016 are not determined until end of calendar year 2016. Mr. Merkt also made repayment to the company of $114,313 as a result of his 2014 tax equalization settlement. This amount was not deducted from his fiscal year 2016 total compensation. Due to the timing of payments in fiscal 2016, the following range of exchange rates were used to convert amounts reported or paid in EUR to U.S. dollars: $1.06-$1.15:EUR 1.

(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs and PSUs using the closing price on the date of the crediting. The dividend equivalent unit value associated with the PSUs reflects target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(d)
Represents the company matching contribution made under the TE Connectivity employee stock purchase plan.

(e)
Reflects contributions made on behalf of the named executive officers under TE Connectivity's qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)(*)	Company Contribution (Non-Qualified Plan)
Mr. Lynch	2016	$15,900	$120,900
Mr. Hau	2016	$5,673	$24,495
Mr. Calastri	2016	$11,333	$19,847
Mr. Mitts	2016	—	—
Mr. Curtin	2016	$8,500	$64,341
Mr. Donahue	2016	$29,680	$79,066
Mr. Merkt	2016	$19,429	$65,130

(*)
Included in Mr. Donahue's amount is an additional supplemental contribution of $5,830 as a result of a frozen defined benefit plan.

2017 Annual General Meeting Proxy Statement            59

Grants of Plan-Based Awards in Fiscal 2016

        The following table discloses the potential payouts for fiscal year 2016 under the company's annual incentive program and actual numbers of stock option, restricted stock unit and performance stock unit awards granted during fiscal year 2016 and the grant date fair value of these awards.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(5)
Name (a)	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch
Annual Incentive Plan		$900,000	$1,800,000	$3,600,000
Stock Option	11/9/2015								279,800	$65.95	$4,020,726
RSU
PSU	11/9/2015				29,380	58,760	117,520				$3,875,222
Robert W. Hau
Annual Incentive Plan		$263,937	$527,873	$1,055,746
Stock Option	11/9/2015								70,900	$65.95	$1,018,833
RSU
PSU	11/9/2015				7,445	14,890	29,780				$981,996
Mario Calastri
Annual Incentive Plan		$112,548	$225,096	$450,192
Stock Option	11/9/2015								15,850	$65.95	$227,765
RSU	9/14/2016							3,990			$242,672
PSU	11/9/2015				1,665	3,330	6,660				$219,614
Heath A. Mitts
Annual Incentive Plan		$259,250	$518,500	$1,037,000
Stock Option
RSU	9/14/2016							76,650			$4,661,853
PSU
Terrence R. Curtin
Annual Incentive Plan		$412,500	$825,000	$1,650,000
Stock Option	11/9/2015								111,900	$65.95	$1,608,003
RSU
PSU	11/9/2015				11,750	23,500	47,000				$1,549,825
Joseph B. Donahue
Annual Incentive Plan		$313,101	$626,202	$1,252,404
Stock Option	11/9/2015								82,100	$65.95	$1,179,777
RSU
PSU	11/9/2015				8,620	17,240	34,480				$1,136,978
Steven T. Merkt
Annual Incentive Plan		$257,720	$515,440	$1,030,880
Stock Option	11/9/2015								67,150	$65.95	$964,946
RSU
PSU	11/9/2015				7,050	14,100	28,200				$929,895

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards."

(2)
Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2018. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2016 Long-Term Incentive Awards" for additional information about these awards, including performance criteria.

(3)
This column shows the number of RSUs granted in fiscal year 2016 to the named executive officers. The grants vest equally over four years starting on the first anniversary of the grant date. Mr. Calastri's September 14, 2016 grant will have a 100% cliff vesting on September 14, 2018.

(4)
This column shows the number of stock options granted in fiscal year 2016 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(5)
This column shows the full grant date fair value of PSUs, RSUs and stock options under ASC 718 granted to the named executive officers in fiscal year 2016. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 20 in the 10-K. In determining the number of PSUs, RSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal year 2016 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU, RSU and stock option shares awarded to each named executive officer was $63.82 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $65.95 per share for the November grant. For purposes of the September 14, 2016 equity awards reflected in the table above, the applicable stock value used to determine the number of RSU shares awarded to each named executive officer was $62.62 per share. The value of the award shown in this column, however, is based on the grant date closing price, $60.82 per share for the September grant.

60            2017 Annual General Meeting Proxy Statement

Outstanding Equity Awards at 2016 Fiscal Year-End

        The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the company's named executive officers on September 30, 2016. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)(2)(5) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($) (j)
							Market Value of Shares or Units of Stock That Have Not Vested(4) ($) (h)
						Number of Shares or Units of Stock That Have Not Vested(1)(2)(3)(6) (#) (g)
		Number of Securities Underlying Unexercised Options
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name (a)	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)
Thomas J. Lynch	12/03/09	618,165	0	$24.60	11/17/19
	11/08/10	527,500	0	$33.73	11/08/20
	11/14/11	558,100	0	$34.49	11/14/21
	11/12/12	293,887	97,963	$34.05	11/12/22	11,473	$738,632
	11/14/13	114,275	114,275	$51.61	11/14/23	85,028	$5,474,103
	11/10/14	62,200	186,600	$61.50	11/10/24	66,712	$4,294,919	16,835	$1,083,837
	11/09/15	0	279,800	$65.95	11/09/25			60,114	$3,870,139
Robert W. Hau	11/12/12	0	0	$34.05	11/12/22	0	$0
	11/14/13	0	0	$51.61	11/14/23	0	$0	0	$0
	11/10/14	0	0	$61.50	11/10/24	0	$0	0	$0
	11/09/15	0	0	$65.95	11/09/25	0	$0	0	$0
Mario Calastri	07/02/07	17,600	0	$39.97	07/01/17
	11/08/10	35,450		$33.73	11/08/20
	11/14/11	30,700		$34.49	11/14/21
	11/12/12	16,800	5,600	$34.05	11/12/22	656	$42,233
	11/14/13	6,100	6,100	$51.61	11/14/23	4,539	$292,221
	11/10/14	2,925	8,775	$61.50	11/10/24	3,136	$201,896	793	$51,053
	11/09/15		15,850	$65.95	11/09/25			3,406	$219,278
	09/14/16				09/14/26	3,990	$256,876
Heath A. Mitts	09/14/16				09/14/26	76,650	$4,934,727
Terrence R. Curtin	11/08/10	125,000	0	$33.73	11/08/20
	11/14/11	167,450	0	$34.49	11/14/21
	11/12/12	96,562	32,188	$34.05	11/12/22	3,771	$242,777
	11/14/13	35,050	35,050	$51.61	11/14/23	26,072	$1,678,515
	11/10/14	17,562	52,688	$61.50	11/10/24	18,830	$1,212,275	4,752	$305,934
	03/09/15	5,062	15,188	$72.13	03/08/25	4,689	$301,878	1,159	$74616
	11/09/15		111,900	$65.95	11/09/25			24,041	$1,547,760
Joseph B. Donahue	11/12/12	0	32,188	$34.05	11/12/22	3,771	$242,777
	11/14/13	35,050	35,050	$51.61	11/14/23	26,072	$1,678,515
	11/10/14	16,825	50,475	$61.50	11/10/24	18,053	$1,162,252	4,556	$293,315
	03/09/15				03/08/25	14,500	$933,510
	11/09/15		82,100	$65.95	11/09/25			17,637	$1,135,470
Steven T. Merkt	06/07/11	2,563	0	$35.90	06/07/21
	11/14/11	12,863		$34.49	11/14/21
	11/12/12	37,962	20,988	$34.05	11/12/22	2,459	$158,310
	11/14/13	25,900	25,900	$51.61	11/14/23	19,264	$1,240,216
	11/10/14	13,175	39,525	$61.50	11/10/24	14,122	$909,174	3,564	$229,450
	03/09/15				03/08/25	28,991	$1,866,441
	11/09/15		67,150	$65.95	11/09/25	0	$0	14,425	$928,682

(1)
All outstanding options and RSUs vest equally over four years starting on the first anniversary of the grant date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.

(2)
Any dividend equivalents issued on RSUs and PSUs, column g and i, respectively, have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.

(3)
Amounts include PSUs and dividend equivalent units earned based on year 1, 2 and 3 certification results of the November 14, 2013 PSU grant and PSUs earned based on year 1 and 2 certification results of the November 10, 2014 PSU grant.

(4)
Value represents the market value of TE Connectivity common shares based on the closing price of $64.38 per share on September 30, 2016.

(5)
Represents target shares that have not yet been earned under the PSU program. See "CD&A—Elements of Compensation—Long-Term Incentive Awards—Fiscal 2016 Long-Term Incentive Awards" for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

(6)
Mr. Calastri's September 14, 2016 grant will have a 100% cliff vesting on September 14, 2018.

2017 Annual General Meeting Proxy Statement            61

Option Exercises and Stock Vested in Fiscal 2016

        The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal year 2016 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Thomas J. Lynch	813,587	$19,599,316	141,724	$9,010,512
Robert W. Hau	119,149	$1,544,119	32,028	$2,029,989
Mario Calastri	—	—	7,960	$505,837
Heath A. Mitts	—	—	—	—
Terrence R. Curtin	—	—	46,120	$2,928,549
Joseph B. Donahue	125,562	$3,889,358	45,627	$2,875,921
Steven T. Merkt	—	—	28,437	$1,805,247

(1)
The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.

(2)
Represents vesting of RSUs and PSUs. Any dividend equivalents issued on RSUs and PSUs that vested during fiscal year 2016 have been included in the number of units reported.

(3)
The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2016

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal year 2016.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan—Part II & AMP Restoration Plan	16.8	$996,832	—
Steven T. Merkt	Tyco Electronics Pension Plan—Part II AMP	10.5	$99,286	—

(1)
Messrs. Lynch, Hau, Calastri, Mitts and Curtin do not participate in any pension plan sponsored by TE Connectivity.

(2)
Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 30, 2016 and is based on a number of assumptions, including:
  •
  A discount rate of 3.58% was used for the Tyco Electronics Pension Plan—Part II and a discount rate of 3.41% was used for the AMP Restoration Plan—the rates as of September 30, 2016 in accordance with ASC 715, Compensation—Retirement Benefits;

62            2017 Annual General Meeting Proxy Statement

  •
  Mortality assumption reflects the RP 2014 mortality table brought back to 2006 with the inherent MP-2014 mortality improvement scale, and projected with generational mortality improvements using improvement scale BB-2D; and

  •
  No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2016

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal year 2016 and balances at fiscal year-end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute "Spillover" deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit. We provide matching contributions based on the executive's deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called "Company Credits" are also provided on any eligible compensation earned in excess of the Internal Revenue Code Section 401(a)(17) limit ($265,000 in 2016). All employees become vested in the matching contributions once they complete three years of service, and matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan (see page 52 of the CD&A). The company match structure for the qualified plan is based on years of service as well as the employee's contributions.

Name	Executive Contributions in Last Fiscal Year(1) ($) (b)	Registrant Contributions in Last Fiscal Year(2) ($) (c)	Aggregate Earnings in Last Fiscal Year(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last Fiscal Year End(4) ($) (f)
Thomas J. Lynch	$520,634	$120,900	$25,486	—	$6,627,263
Robert W. Hau	$38,110	$24,495	$27,317	—	$307,446
Mario Calastri	$53,416	$19,847	$62,165	—	$1,257,328
Heath A. Mitts	—	—	—	—	—
Terrence R. Curtin	$279,021	$64,341	$438,501	—	$5,171,428
Joseph B. Donahue	$59,061	$79,066	$77,538	—	$1,814,513
Steven T. Merkt	—	$65,130	$(849)	$(209,361)	$229,923

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Messrs. Curtin and Merkt, the balance shown also includes amounts credited under the TE Connectivity Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

2017 Annual General Meeting Proxy Statement            63

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. Messrs. Lynch, Mitts, Curtin, Donahue and Merkt are no longer eligible for severance benefits or change in control severance and instead are subject to the termination terms and conditions outlined in their employment contracts (the "2016 Employment Contracts"). Mr. Calastri continues to be eligible for severance benefits and change in control severance as he is not a member of "executive management" for purposes of the Swiss Ordinance. Mr. Hau voluntarily resigned during fiscal 2016 and is not included in the table below as he did not receive termination payments from the company. For the purpose of the table, below are definitions generally applicable for the various types of terminations under the 2016 Employment Contracts, TE Connectivity Severance Plan for U.S. Executives (referred to in this proxy statement as the "Severance Plan") and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Termination Payments" for additional information.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

64            2017 Annual General Meeting Proxy Statement

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   consummation of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

2017 Annual General Meeting Proxy Statement            65

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(10)
Mario Calastri
Compensation
Severance(1)			$600,258	$900,386
Short-Term Incentive(2)	$215,417	$215,417	$215,417	$215,417
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$181,033	$273,017		$273,017
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$77,320	$421,431		$421,431
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$377,331	$596,609		$596,609
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$14,321	$14,321
Outplacement(7)			$20,000	$20,000

(1)
For Mr. Calastri, who is not a member of "executive management" under the Swiss Ordinance, severance is calculated as one times base salary plus one times target bonus under Involuntary Termination—Not for Cause and one and one half times base salary plus one and one half times target bonus under Involuntary Termination—Change in Control for U.S. based executives. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 4999, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes.

Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(11)
Thomas J. Lynch
Compensation
Consideration for restrictive covenants(9)			$3,000,000	$3,000,000
Short-Term Incentive(2)	$1,722,600	$1,722,600	$1,722,600	$1,722,600
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$3,233,342	$4,967,918		$4,967,918
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$1,458,915	$3,218,549		$3,218,549
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$7,408,142	$11,278,282		$11,278,282
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$14,321	$14,321
Outplacement(7)			$20,000	$20,000

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Executive Benefits and Payments Upon Termination	Retirement(8)	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(11)
Heath A. Mitts
Compensation
Consideration for restrictive covenants(9)			$1,128,500	$1,128,500
Short-Term Incentive(2)
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$4,934,727		$4,934,727
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$14,321	$14,321
Outplacement(7)			$20,000	$20,000
Terrence R. Curtin
Compensation
Consideration for restrictive covenants(9)			$1,650,000	$1,650,000
Short-Term Incentive(2)		$789,525		$789,525
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$1,575,592		$1,575,592
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$1,071,476		$1,071,476
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$3,951,838		$3,951,838
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$14,321	$14,321
Outplacement(7)			$20,000	$20,000
Joseph B. Donahue
Compensation
Consideration for restrictive covenants(9)			$1,321,982	$1,321,982
Short-Term Incentive(2)	$926,153	$926,153
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,040,415	$1,569,219		$1,569,219
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$1,005,809	$1,882,407		$1,882,407
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)	$2,166,838	$3,302,308		$3,302,308
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$14,321	$14,321
Outplacement(7)			$20,000	$20,000
Steven T. Merkt
Compensation
Consideration for restrictive covenants(9)			$1,121,840	$1,121,840
Short-Term Incentive(2)		$491,214
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)		$1,081,141		$1,081,141
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,563,934		$2,563,934
• Performance Stock Units (Unvested and Accelerated or Continued Vesting)(4)		$2,295,340		$2,295,340
Benefits and Perquisites(5)
Health and Welfare Benefits Continuation(6)			$14,321	$14,321
Outplacement(7)			$20,000	$20,000

(2)
Assumes the effective date of termination is September 30, 2016 and that the pro rata payment under the annual incentive program is equal to the actual award earned for fiscal year 2016.

2017 Annual General Meeting Proxy Statement            67

(3)
Assumes the effective date of termination is September 30, 2016 and the closing price per TE Connectivity common share on the date of termination equals $64.38. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the lesser of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 30, 2016.

(4)
Assumes the effective date of termination is September 30, 2016 and the closing price per TE Connectivity common share on the date of termination equals $64.38. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted prior to fiscal year 2016 vest on a pro rata basis following certification of performance results, including dividend equivalent units issued on PSUs. The shares to vest are prorated based on the termination date, and delivery of vested shares occurs as soon as administratively feasible following the certification process in the year of termination. Any remaining PSUs are immediately forfeited. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted during fiscal year 2016, including dividend equivalent units issued on PSUs, vest in full at the target share amounts granted.

(5)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(6)
Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal year 2016 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

(7)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage not to exceed $20,000 for executives under the executive program for outplacement services.

(8)
As of September 30, 2016, Messrs. Lynch, Donahue, and Calastri satisfy the requirements for Retirement under our stock award plan and are entitled to a pro rata vesting of their outstanding stock options and RSUs for those grants where a minimum of one year of service has been attained since the award grant date. Amounts disclosed represent the prorated value of eligible awards as of September 30, 2016. Messrs. Curtin, Mitts and Merkt are not entitled to receive any pro rata vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.

(9)
For consideration of restrictive covenants, including non-compete for one year and non-solicitation for two years post termination, the executive employment agreements provide for payments equal to one times base pay and one times target bonus.

(10)
The payments shown in this column are the same payments that would be made in the event of a "Good Reason Resignation."

(11)
Executive employment agreements provide for continued base pay plus actual bonus and continued equity vesting for twelve months post notification for Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Compensation paid during fiscal 2016 to each director who is not our salaried employee or an employee of our subsidiaries was based on the following fee structure:

	Fee Structure Effective March, 2015(1)
	Cash	Equity
Annual retainer	$90,000	$160,000
Additional annual fees:
Lead Independent Director	$30,000
Audit Committee Chair	$25,000
Audit Committee Member	$10,000
Nominating, Governance & Compliance Committee Chair	$15,000
Management, Development & Compensation Committee Chair	$20,000

(1)
The table above reflects full year fee structures that were in effect during fiscal 2016. Our board members are also reimbursed for expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

        In addition to the compensation described above, our board governance principles encourage directors to attend certain continuing education courses that are related to their duties as directors and provide that we will reimburse the costs associated with attending one course every two years. TE Connectivity will also provide company matching gift contributions on behalf of certain directors under TE Connectivity's matching gift program up to a maximum of $10,000 per year.

        Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd., with the exception of Dr. Gromer, who received the equity component of his compensation in the form of deferred stock units ("DSUs"). Under current U.S. tax law, our U.S.-based non-employee directors cannot defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs. Because Dr. Gromer is a German citizen, he receives his equity compensation in the form of DSUs. DSUs awarded to Dr. Gromer vested immediately upon grant, and will be paid in common shares within 30 days following termination. Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or distributions are paid on our common shares.

        Each year the MDCC and Nominating, Governance and Compliance Committee review peer group data to understand market practices for non-employee director compensation with the assistance of the compensation consultant. In September 2016 non-employee director compensation was reviewed for fiscal year 2017 and it was determined that the fee structure as described above was positioned below the 50th percentile of the peer group market reference points. As a result the committee approved an increase to the equity annual retainer to $185,000. Cash compensation for non-employee directors will remain the same as fiscal year 2016. This increase represents the first increase in the

2017 Annual General Meeting Proxy Statement            69

annual retainer since fiscal 2014. The following table reflects the new fee structure effective for fiscal year 2017:

	Fee Structure Effective October 2016(1) Cash	Equity
Annual Retainer	$90,000	$185,000
Additional Annual Fees
Lead Independent Director	$30,000
Audit Committee Chair	$25,000
Audit Committee Member	$10,000
Nominating, Governance & Compliance Committee Chair	$15,000
Management, Development & Compensation Committee Chair	$20,000

(1)
The table above reflects full year fee structures that will be in effect during fiscal 2017. Our board members are also reimbursed for expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

        The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 30, 2016.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$135,000	$196,333	$27,393	$358,726
John Davidson(4)	$58,333	$99,353	$27,500	$185,186
Juergen W. Gromer	$100,000	$165,337	$57,869	$323,206
William A. Jeffrey	$90,000	$165,337	$0	$255,337
Yong Nam	$90,000	$165,337	$64,651	$319,988
Daniel J. Phelan	$110,000	$165,337	$24,893	$300,230
Paula A. Sneed	$90,000	$165,337	$38,204	$293,541
David P. Steiner(5)	$41,667	$82,701	$8,156	$132,524
Mark C. Trudeau(4)	$58,333	$99,353	$45,000	$202,686
John C. Van Scoter	$90,000	$165,337	$9,620	$264,957
Laura H. Wright	$115,000	$165,337	$10,000	$290,337

(1)
The amounts shown represent the amount of cash compensation earned in fiscal year 2016 for Board and committee services. Dr. Brondeau received additional fees for his work as Lead Independent Director for fiscal year 2016. Dr. Brondeau, Mr. Phelan and Ms. Wright each received additional fees for their role as chairs of the Nominating, Governance and Compliance Committee, the Management Development and Compensation Committee and the Audit Committee, respectively. For fiscal year 2016 Dr. Gromer received for the full year an additional cash retainer for serving on the audit committee, Mr. Steiner received an additional audit committee cash retainer for serving on the committee for quarter one and two months of quarter two. Mr. Davidson and Mr. Trudeau each received an additional audit committee cash retainer for one month of quarter two and the last two full quarters of fiscal year 2016.

(2)
On November 9, 2015, Dr. Brondeau, Dr. Jeffrey, Mr. Nam, Mr. Phelan, Ms. Sneed, Mr. Van Scoter and Ms. Wright each received a grant of 2,507 common shares. Dr. Brondeau received an additional 470 common shares in equity compensation as a special one-time grant as a result of the

70            2017 Annual General Meeting Proxy Statement

  Board's assessment of the roles and responsibilities of the Lead Director in fiscal 2016. Dr. Gromer received an award of 2,507 DSUs. In determining the number of common shares and DSUs to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($63.82 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2016, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($65.95 per share). On March 2, 2016, Mr. Davidson and Mr. Trudeau received a grant of 1,676 common shares. In determining the number of common shares and DSUs to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($55.69 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2016, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($59.28 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with any DSU award granted to them. As of fiscal 2016 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—12,618; Dr. Gromer—41,964; Mr. Phelan—12,618; Ms. Sneed—15,489; Mr. Van Scoter—6,758.

(3)
The amounts shown represent the value of dividend equivalent units earned on current and prior DSU awards calculated using the market value on the date of the dividend, company matching gift contributions made on behalf of certain directors under TE Connectivity's matching gift program, and amounts reimbursed to Ms. Sneed for expenses incurred while attending a continuing education course. The $57,869 amount reported for Dr. Gromer is the dividend equivalent unit amount earned on his DSU awards. For Mr. Nam, the $64,651 represents the payment by the Company of Mr. Nam's Swiss social tax obligations for the period 2012 - 2015 (and additional amounts paid to Mr. Nam to cover income tax obligations on the Company's social tax payment) as a result of the Company's failure to notify Mr. Nam of his Swiss social tax obligations and to withhold the Swiss social tax amounts as required. Mr. Nam was responsible for his ongoing Swiss social tax obligations effective January 1, 2016. In fiscal 2016 Messrs. Davidson and Trudeau received fees, in the amount of $22,500 and $45,000, respectively, pursuant to a board consulting agreement which allowed each of Messrs. Davidson and Trudeau to attend Board meetings prior to being elected as directors by shareholders in preparation for their proposed director role.

(4)
On March 2, 2016, Mr. Davidson and Mr. Trudeau were elected to our Board of Directors. Cash compensation for Mr. Davidson and Mr. Trudeau was pro-rated for service during fiscal year 2016.

(5)
On November 9, 2015, Mr. Steiner received a fiscal 2016 stock award of 1,254 common shares and left the Board effective March 2, 2016. The number of common shares issued to Mr. Steiner was determined in the same manner applied to all grants on November 9, 2015 and reflects a pro-ration of his service during fiscal 2016. Cash compensation for Mr. Steiner was pro-rated for his service during fiscal 2016.

        In connection with his nomination to the Board of Directors, the company entered into a board consulting agreement with director nominee Abhijit Y. Talwalkar effective September 2016 through the date of the Annual General Meeting, to enable Mr. Talwalkar to attend Board meetings in preparation for his proposed director role, under which Mr. Talwalkar will receive compensation of $45,000.

Charitable Contributions

        Our Board Governance Principles require that the Nominating, Governance and Compliance Committee approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount annually that is less than the greater of $1 million or 2% of such tax exempt organization's consolidated gross revenues. Furthermore, charitable director matching gift donations by TE Connectivity are limited to matching

2017 Annual General Meeting Proxy Statement            71

donations in an amount no greater than the amount contributed by the Director, and consistent with TE Connectivity's employee matching gift program.

  TE Connectivity's Political Action Committee Charitable Match Program

        TE Connectivity matches fifty cents for each dollar contributed by a director to the TE Connectivity, Inc. Political Action Committee (TELPAC). This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

72            2017 Annual General Meeting Proxy Statement

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        David Steiner, a former director, is Chief Executive Officer of Waste Management, Inc., a provider of waste management services from which TE Connectivity made $88,368 in purchases during the first and second quarters of fiscal year 2016 prior to Mr. Steiner's departure from our Board of Directors. Mark Trudeau, a director, is the President and Chief Executive Officer of Mallinckrodt plc to which TE Connectivity made $0.31 million in sales during fiscal year 2016. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

2017 Annual General Meeting Proxy Statement            73

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires TE Connectivity's executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity's common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity's administrative staff assists TE Connectivity's executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity's review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity's fiscal year ended September 30, 2016.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 30, 2016, the Audit Committee of the Board was initially comprised of three directors. Laura H. Wright served as chair for the full year. Juergen W. Gromer also served as a member of the Committee for the full year. David P. Steiner served as a member of the Committee through March 2, 2016. Carol A. Davidson and Mark Trudeau became members of the Committee on March 2, 2016. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, Ms. Wright and Messrs. Davidson, Steiner and Trudeau were determined by the Board to be audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

        In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 30, 2016. The

74            2017 Annual General Meeting Proxy Statement

Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements of TE Connectivity Ltd. with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 30, 2016.

The Audit Committee:

Laura H. Wright, Chair
Carol A. Davidson
Juergen W. Gromer
Mark C. Trudeau

December 7, 2016

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 AGENDA ITEM NO. 4—ELECTION OF THE INDEPENDENT PROXY

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, be elected to serve as the independent proxy at our 2018 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2018 annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent proxy to serve as a voting proxy at our shareholder meetings for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the shareholder meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder. If the shareholder authorized the independent proxy to vote the shareholders' shares without giving instructions, the independent proxy will abstain from voting the shares.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.

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AGENDA ITEM NO. 5—APPROVAL OF THE ANNUAL REPORT AND
FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2016

Agenda Item No. 5.1—Approval of the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016) be approved.

Explanation

        Our 2016 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 30, 2016 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 30, 2016 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business and organization. Copies of our 2016 Annual Report and this proxy statement are available on the Internet at http://www.te.com/TEAnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 5.2 and No. 5.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.1.

Agenda Item No. 5.2—Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 be approved.

Explanation

        TE Connectivity Ltd.'s statutory financial statements for the fiscal year ended September 30, 2016 are contained in our 2016 Annual Report, which accompanies this proxy statement. Our 2016 Annual

2017 Annual General Meeting Proxy Statement            77

Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 30, 2016 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.2.

Agenda Item No. 5.3—Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 30, 2016 are contained in our 2016 Annual Report, which accompanies this proxy statement. Our 2016 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements.

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Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.3.

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 AGENDA ITEM NO. 6—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND
EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED
SEPTEMBER 30, 2016

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 30, 2016.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 30, 2016. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 30, 2016 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 6.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.

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 AGENDA ITEM NO. 7—ELECTION OF AUDITORS

Agenda Item No. 7.1—Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 29, 2017

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders elect Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 29, 2017.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 29, 2017.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 30, 2016 and September 25, 2015 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2016 and 2015 Fees

	Fiscal Year 2016	Fiscal Year 2015
Audit Fees	$14,241,000	$14,748,000
Audit-Related Fees	456,000	1,775,000
Tax Fees	806,000	118,000
All Other Fees	10,000	28,000

Total	$15,513,000	$16,669,000

        Audit fees for the fiscal years ended September 30, 2016 and September 25, 2015 were for professional services rendered for the annual audits of the consolidated financial statements of the company including the audits of internal control over financial reporting, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, registration statements, statutory audits and regulatory filings in foreign jurisdictions.

        Audit related fees for the fiscal years ended September 30, 2016 and September 25, 2015 were primarily for audits of carve-out financial statements.

        Tax fees for the fiscal years ended September 30, 2016 and September 25, 2015 were primarily for tax compliance services.

        Other fees for the fiscal years ended September 30, 2016 and September 25, 2015 were for subscriptions and miscellaneous advisory services.

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        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees pre-approved by the Audit Committee, providing periodic reports to the Audit Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Corporate Controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Audit Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.1.

Agenda Item No. 7.2—Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

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        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 7.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.2.

Agenda Item No. 7.3—Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.3.

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AGENDA ITEM NO. 8—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis ("CD&A"), the Fiscal 2016 Summary Compensation table, and related tables and discussions in this proxy statement.

Explanation

        This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as "say-on-pay."

        As described in our CD&A, which begins on page 33, TE Connectivity's executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee (the "MDCC") has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer's role and performance assessment, and consults with an independent compensation consultant.

        Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity's executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

  •
  For fiscal year 2016, 50% of the value of each executive officer's annual long-term incentive award is in the form of stock options and 50% is in the form of performance stock units to drive long-term performance and alignment with shareholder interests.

  •
  Awards of stock options have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.

  •
  Our annual incentive plan incorporates four financial or operational performance metrics in order to properly balance risk with compensation incentives.

  •
  The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.

  •
  Through our compensation risk assessment process, we have determined that our incentive compensation programs are not reasonably likely to create a material risk to the company.

  •
  Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

        Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal year 2016, performance-based incentives constituted at least 75%, and as much as 84%, of compensation for the named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the company has not met its target performance measures and relatively high in years in which company performance has been strong.

        We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC

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believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

        We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2017 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2016 Summary Compensation table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 8. The vote is not binding on the company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.

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 AGENDA ITEM NO. 9—ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the frequency of advisory votes on named executive compensation at the company, such as Agenda Item No. 8. Shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years.

Explanation

        We are required by the Dodd-Frank Act to provide shareholders with a "say-on-pay" vote every one, two or three years, as determined by a separate advisory shareholder vote held at least once every six years. We have held an annual "say-on-pay" vote each year since 2011.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for advisory (non-binding) approval of Agenda Item No. 9. If none of the alternatives of Agenda Item No. 9 (one year, two years or three years) receive a majority vote, we will consider the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the company in any way, the Board may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. The Board has recommended that shareholders approve an annual "say-on-pay" vote.

Recommendation

        The Board of Directors recommends that shareholders vote to hold the advisory vote on executive compensation every "ONE YEAR".

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 AGENDA ITEM NO. 10—APPROVAL OF THE TE CONNECTIVITY LTD. 2007 STOCK AND INCENTIVE PLAN (AS AMENDED AND RESTATED AS OF MARCH 8, 2017), INCLUDING THE AUTHORIZATION OF THE ISSUANCE OF ADDITIONAL SHARES THEREUNDER

        The Board of Directors is requesting that shareholders approve amendments to the TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated as of March 8, 2017) (the "SIP" or "Plan"). On December 8, 2016, the Board of Directors, upon the recommendation of the Management Development and Compensation Committee, adopted amendments to the Plan reflected in the text of the Plan, which is attached as Appendix B to this proxy statement, subject to shareholder approval at the 2017 Annual General Meeting. These amendments to the Plan principally serve to:

  •
  Increase by ten million the number of shares of our common stock available for issuance under the Plan;

  •
  Extend the term of the Plan from June 28, 2017 to June 27, 2027; and

  •
  Effect various technical revisions and improvements.

        In addition, approval of the Plan is intended to constitute approval of the material terms of the performance goals under the Plan for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Background; Reasons for the Proposal

        The SIP governs the award and payment of cash and equity awards to company employees and non-employee directors. The SIP was initially approved by the company's Board of Directors and by Tyco International Ltd., as our former sole shareholder, on June 4, 2007, prior to our separation from Tyco International on June 29, 2007, and the maximum number of common shares originally reserved for the issuance of awards under the SIP was 24,843,452, five percent (5%) of the outstanding common shares of the company as of the date of such separation. This number was increased by 15,000,000 upon approval of shareholders of TE Connectivity on March 10, 2010 and again increased by 20,000,000 upon approval of shareholders of TE Connectivity on March 7, 2012, which was when the Plan was most recently approved by shareholders.

        As of November 30, 2016, approximately 10,992,913 shares remained available for issuance under the SIP. Management and the Board have determined that, given current annual grant practices and the current market value of the company's shares, the company needs to seek shareholder approval to increase the authorized number of shares under the SIP at this Annual General Meeting. We are a global company that operates in all of the major markets in the world. As such, we recruit and compete for talent on a global basis, and as discussed in the CD&A, our main competitors for talent are the companies listed in our primary and secondary peer groups. We believe that in order to successfully compete with our peer companies for top talent, we need to provide our employees with competitive compensation consisting of both short- and long-term cash and equity incentives, consistent with the practices of our peers. The Board and management believe that the issuance of equity incentive awards promotes the growth and success of our business by aligning the interests of employees with those of our shareholders, and provides our employees an opportunity to participate in our growth and financial success.

        In order to issue competitive equity incentive awards to our employees, we need to have a sufficient pool of shares available, and therefore we are requesting that shareholders approve an increase of ten million shares to the number of shares remaining reserved for issuance under the SIP. Management and the Board expect that the proposed increase in authorized shares will be sufficient to permit awards to be made under the SIP in the next five years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the prior authorizations. If the request for additional shares is approved, we will have enough shares to make

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competitive equity awards in the next five fiscal years. Moreover, Section 162(m) of the Code generally does not allow a publicly held company to obtain tax deductions for compensation of more than $1,000,000 paid in any year to its chief executive officer or any of its three other highest paid officers (excluding the chief financial officer). However, qualified performance-based compensation, which requires among other things, shareholder approval of the material terms of the performance goals under a plan, is exempt from this limitation. Accordingly, shareholder approval of the SIP at the Annual General Meeting is necessary to allow us to continue to grant qualified performance-based compensation, which will not be subject to the deduction limitation of Section 162(m) of the Code.

        If approved, the Plan will be effective as of the date of the Annual General Meeting and will expire on June 27, 2027. If the TE Connectivity shareholders do not approve the Plan, the terms, conditions and current share reserve of the Plan will continue in effect and the Plan will expire on June 28, 2017.

Material Terms of the SIP

        A summary of the material features of the SIP is set forth below. This summary is qualified in its entirety by reference to the complete text of the SIP (as proposed to be amended and restated upon approval by shareholders of this agenda item), which is attached as Appendix B to this proxy statement.

        Purpose.    The Plan is intended to make available incentives that aid us to attract, recruit and retain directors and employees, by providing performance-related incentives and an opportunity to participate in the company's growth and financial success, and to align the financial interests of directors and employees with that of our other shareholders.

        Plan Administration.    The Plan is administered by the Management Development and Compensation Committee (the "Committee"). The Committee, or to the extent required by applicable law, the Board of Directors, has broad discretion and authority under the Plan to:

  •
  interpret and administer the Plan;

  •
  select employees to receive awards, determine the form of an award, the number of common shares subject to an award and the terms and conditions of each award;

  •
  waive or amend any terms, conditions, restrictions or limitations on an award, except that the Plan's prohibition on the repricing of stock options and stock appreciation rights cannot be waived; and

  •
  delegate its duties and appoint agents to help administer the Plan.

        Eligibility.    In general, each of our employees, non-employee directors and grantees of an acquired company is eligible to receive awards under the Plan. For fiscal year 2017, approximately 1,300 employees received equity awards in the form of stock options, restricted stock units and/or performance-based restricted stock units. Each non-employee director also received an award of fully-vested stock or deferred stock units as part of his/her fiscal year 2016 annual retainer. The persons who are eligible to receive annual performance bonuses pursuant to the SIP are certain employees and non-employee directors designated by the Committee and who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act. The persons who are eligible to receive long-term performance awards pursuant to the SIP are certain employees and non-employee directors designated by the Committee. Subject to annual individual limits set forth in the Plan, the number of future awards that may be granted to any one individual or category of individuals is not presently determinable.

        Shares Subject to the Plan; Additional Share Authorization.    As of November 30, 2016, approximately 10,992,913 shares remained available for issuance under the Plan. We are requesting that

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shareholders approve an increase of ten million shares to the number of shares reserved for issuance under the SIP, subject to adjustment in accordance with the terms of the Plan. Management and the Board expect that the proposed increase in authorized shares will be sufficient to permit awards to be made under the SIP in the next five years in light of our current share utilization rate, forfeiture rates, stock performance and the remaining shares available from the prior authorizations.

        Share Counting.    When common shares are issued pursuant to a grant of stock options or stock appreciation rights, the total number of common shares remaining available for grant will be decreased by one per common share issued. However, when common shares are issued pursuant to a grant of restricted stock, restricted stock units, deferred stock units, performance units or as payment of an annual performance bonus or other stock-based award, the total number of common shares remaining available for grant will be decreased by a margin of 1.8 per common share issued. In determining the number of shares that remain available under the Plan, the following do not count against the Plan's share limit: (a) shares related to awards paid in cash; (b) shares related to awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of shares; (c) any shares issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of an acquired company by us or a combination of our company with another company; and (d) any shares of restricted stock that are returned to us upon a participant's termination of employment. However, the following will count against the Plan's share limit: shares that are (a) tendered by a participant or withheld by TE Connectivity in payment of the exercise, base or purchase price relating to an award; (b) tendered by the participant or withheld by TE Connectivity to satisfy any taxes or tax withholding obligations with respect to an award; or (c) not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right, as applicable.

        Stock Options and Stock Appreciation Rights.    Stock options awarded under the Plan may be in the form of nonqualified stock options or incentive stock options or a combination of the two. Stock appreciation rights may be awarded either alone or in tandem with stock options. Stock appreciation rights will be paid in cash or common shares or a combination of cash and common shares, as determined by the Committee. Unless determined otherwise by the Committee or as required by law, stock options and stock appreciation rights granted under the Plan are subject to the following terms and conditions:

  •
  Exercise Price.  The Committee will set the exercise price at the time of grant, which will be no less than the fair market value of a common share as of the date of grant.

  •
  No Repricing.  The exercise price of a stock option may not be decreased after the date of grant, other than in connection with permitted Plan adjustments, nor may stock options be cancelled for cash or otherwise be replaced by new stock option grants having a lower exercise price, unless approved by our shareholders.

  •
  Vesting.  Stock options and stock appreciation rights will vest at such time and in the manner as determined at the time of grant by the Committee. Unless otherwise provided in the applicable award certificate, a stock option or stock appreciation right will become vested and exercisable in equal annual installments over a period of four years following the date of grant. Stock options and stock appreciation rights (i) will immediately vest in full upon the death or disability of a participant, or upon a change in control that results in a termination without cause or resignation for good reason and (ii) will vest on a pro rata basis upon a participant's retirement (which is defined as the attainment of age 55 and completion of five years of service).

  •
  Post-Termination Exercise.  Unless the Committee provides otherwise, stock options and stock appreciation rights that have not vested as of the date of a participant's termination of employment will be forfeited, except in the case of death, disability, change in control termination or retirement, as described above. Subject to the term of the award, any vested

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    stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of three years after termination of employment because of retirement, death or disability, and any vested stock option or stock appreciation right that has not already been exercised will remain exercisable for a period of 90 days after termination for any other reason except for a termination of employment for cause.

        Performance-Based Awards.    The Plan provides for performance-based awards in the form of: (1) annual performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. It is intended that annual performance bonuses and long-term performance awards will qualify as performance-based compensation for purposes of Section 162(m), although the Committee may also grant annual performance bonuses and long-term performance awards that are not intended to qualify as performance-based compensation for purposes of Section 162(m). The Committee, in its discretion, will fix the amount, terms and conditions of annual performance bonuses and long-term performance awards that are intended to be "performance-based" compensation, subject to the following:

  •
  Performance Cycles.  Annual performance bonuses will be awarded in connection with a 12-month performance cycle, which will coincide with our fiscal year. Long-term performance awards will be awarded in connection with a performance cycle that will not be shorter than 12 months or longer than five years. The annual performance bonus amount and the number of shares or units that are earned will be determined by the level of performance attained in relation to the applicable performance measures, as certified by the Committee following completion of the performance period.

  •
  Target Awards and Award Criteria.  The Committee typically will set a target amount or target number of shares or units for each participant receiving an annual performance bonus or long-term performance award within 90 days after the start of a performance cycle. At that time, the Committee will also establish criteria for these awards, including the minimum level of performance that must be attained before any annual performance bonuses and long-term performance award will be paid or vest and the annual performance bonus amounts and the number of shares or units that will become payable upon attainment of various levels of performance. Financial performance measures may take into account such adjustments as the Committee may specify, which need not be consistent with accounting standards applicable to our financial statements.

  •
  Dividend Equivalents.  In the event of a payment of dividends or distributions on common shares, the Committee may credit stock-based long-term performance awards with dividend equivalents in accordance with terms and conditions established by the Committee. Dividend equivalents will typically be credited in the form of additional share units and will only be paid or delivered upon the vesting and delivery of the underlying long-term performance award.

        Restricted Stock, Restricted Stock Units and Deferred Stock Units.    Restricted stock, restricted stock units and deferred stock units may be awarded under the Plan to any employee selected by the Committee. Restricted stock units and deferred stock units may be settled in shares or cash. The Committee has the discretion to fix the terms and conditions applicable to awards of restricted stock, restricted stock units and deferred stock units, subject to the following:

  •
  Vesting.  Unless the award certificate provides otherwise, any restrictions on restricted stock, restricted stock units or deferred stock units will lapse in equal annual installments over a four-year period after the date of grant. In no event will the vesting period applicable to a restricted stock, restricted stock unit or deferred stock unit award be less than three years (on either a cliff or graded vesting basis), except that the Committee may grant up to 10% of the

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    shares authorized for issuance with vesting periods less than three years under such circumstances as it deems appropriate.

  •
  Acceleration of Vesting.  Any restrictions on restricted stock, restricted stock units or deferred stock units that have not lapsed or been satisfied on the date of a participant's termination of employment will immediately lapse in part upon retirement, and will lapse in full upon death, disability or a change in control termination, unless otherwise provided in an award certificate. Upon a termination of employment for any other reason, any unvested restricted stock units, deferred stock units or shares of restricted stock will be forfeited, unless otherwise provided by the Committee.

  •
  Dividend Equivalents.  In the event of a payment of dividends or distributions on common shares, the Committee may credit restricted stock, restricted stock units and deferred stock units with dividend equivalents in accordance with terms and conditions established by the Committee. Dividend equivalents will typically be credited in the form of additional restricted shares or share units and will only be paid or delivered upon the vesting and delivery of the underlying restricted stock, restricted stock unit or deferred stock units award.

        Director Awards.    The Committee may grant fully vested shares of company stock and/or deferred stock units to each director in such an amount as the Board of Directors, in its discretion, may approve in advance. Each such deferred stock unit will vest as determined by the Committee and will be paid in common shares within 30 days following the director's termination of Board service. In addition, the Committee may grant stock options, stock appreciation rights and other stock-based awards to directors.

        Substitute Awards.    The Committee may make awards to grantees of an acquired company through the assumption of, or in substitution for, outstanding stock-based awards previously granted to the grantees. The assumed or substituted awards will be subject to the terms and conditions of the original awards made by the acquired company, with any adjustments that the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the acquired company.

        Performance Goals.    The SIP provides for performance-based awards in the form of: (1) annual performance bonuses that may be granted in the form of cash or common shares; and (2) long-term performance awards in the form of performance units that may be paid in cash or shares or performance-based restricted stock units or restricted stock awards that are paid in shares. These performance-based awards are designed to satisfy the requirements of deductibility under Section 162(m) and are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes. Stock options and stock appreciation rights may be awarded under the SIP with an exercise price at the time of grant of no less than the fair market value of a common share. Accordingly, these options and stock appreciation rights can qualify as performance-based compensation under Section 162(m).

        In order to meet the requirement of deductibility under Section 162(m), the goals must be based on one or more of the following criteria set forth in the SIP, which criteria may be defined on an absolute, relative, growth or other appropriate basis as determined by the Committee and which may be determined at the corporate, business segment and/or business unit level as deemed appropriate by the Committee:

  •
  Net operating profit after taxes;

  •
  Net operating profit after taxes, per share;

  •
  Return on equity or invested capital;

2017 Annual General Meeting Proxy Statement            91

  •
  Return on assets (including, without limitation, designated assets, net assets employed or net assets);

  •
  Total shareholder return;

  •
  Earnings (including, without limitation, pre-tax earnings, retained earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization);

  •
  Earnings per share or book value per share;

  •
  Net income or operating income;

  •
  Cash flow (including without limitation, operating cash flow and free cash flow);

  •
  Free cash flow per share or cash flow return on investment;

  •
  Revenue (or any component thereof);

  •
  Revenue growth;

  •
  Return on sales, sales, sales per dollar of assets, sales per employee;

  •
  Economic value added;

  •
  Expenses or reductions in costs or debt; or

  •
  Achievements relating to asset management, environmental health and/or safety goals, regulatory achievements, recruiting or maintaining key personnel, customer growth, research and development activities, strategic sustainability metrics, mergers, acquisitions, dispositions or similar business transactions, business or operating goals such as market share, business development, productivity, quality and/or customer objectives.

        The Committee may adjust the goals for effects of certain events, including: the impairment of tangible or intangible assets; asset write-downs; litigation or claim judgments or settlements; acquisitions or divestitures; gains or losses on the sale of assets; severance, contract termination and other costs relating to certain business activities; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; foreign exchange gains and/or losses; changes in tax law, accounting principles, accounting estimates or other such laws or provisions affecting reported results; the effect of any statements issued by the Financial Accounting Standards Board or its committees; business combinations, reorganizations and/or restructuring programs, including; currency fluctuations; any unusual, infrequent or non-recurring items; and expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. In addition, if the Committee determines that events or circumstances render the performance criteria unsuitable, it may modify them or their related levels of achievement as it deems appropriate and equitable (except if doing so would result in the loss of the otherwise available exemption of an award under Section 162(m) of the Code).

        Maximum Performance Based Compensation.    The SIP is administered by the Committee, which consists solely of two or more "outside directors" within the meaning of Section 162(m). The Committee has the sole authority to select employees to receive awards, determine the form of an award, the number of common shares subject to an award, and the terms and conditions of each award. However, no employee will be entitled to receive an annual performance bonus or long-term performance award under the SIP that is in excess of $10,000,000 for any performance cycle of 12 months. In addition, no employee may be granted more than 6,000,000 shares over any calendar year pursuant to awards of stock options, stock appreciation rights, and performance-based restricted stock and performance-based restricted stock units, except that an incentive award of no more than 10,000,000 shares may be made pursuant to stock options, stock appreciation rights, and performance-based restricted stock and performance-based restricted stock units to any person who has been hired

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within the calendar year as a covered employee (as defined in Section 162(m)). If a performance cycle is longer than 12 months, the maximum amount that may be paid under the SIP will be adjusted proportionately.

        Change in Control.    If there is a change in control and a participant experiences an involuntary termination of employment (as described in the Plan) within 12 months following such change in control, then all outstanding stock options and stock appreciation rights will become exercisable, all conditions applicable to outstanding restricted stock, restricted stock units and other stock-based awards (other than long-term performance awards) and deferred stock units will be waived, and each participant who has been granted an annual performance bonus or long-term performance award that is outstanding as of the date of such involuntary termination will be deemed to have achieved a level of performance that would cause all (100%) of the participant's target amounts to become payable and all restrictions applicable to the participant's restricted stock units and shares of restricted stock to lapse. The Committee has the authority in the event of a change in control to exercise its discretion in good faith to take such other actions with respect to outstanding awards as are deemed reasonable and appropriate under the circumstances to assure that their value is preserved. Such actions may be taken without the consent of the participant and may include providing for accelerated vesting of awards, cancellation of stock options and stock appreciation rights in exchange for payment based on the fair market value of the underlying shares less the applicable exercise or base price, payout under performance-based awards at target levels, awards that remain outstanding following the change in control to be assumed by the surviving corporation.

        Clawback.    Any award may provide for cancellation or forfeiture, or the forfeiture and repayment of any gain related to an award, upon such terms and conditions as may be determined by the Committee in accordance with any claw-back or forfeiture policy of TE Connectivity as may be in effect from time to time, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, regulation or stock exchange listing requirement.

        Non-transferability of Awards.    Awards under the Plan will not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except transfer by will or by the laws of descent or distribution.

        Adjustments.    In the event of a change in the number of outstanding common shares by reason of a stock split, reverse stock split, dividend or other distribution, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        Amendment and Termination.    The Plan may be amended or terminated by our Board of Directors at any time without shareholder approval, except that any material revision to the terms of the Plan requires shareholder approval before it can be effective. A revision is "material" for this purpose if it materially increases the number of common shares that may be issued under the Plan (other than an increase pursuant to an "adjustment" as described above), materially expands the types of awards available under the Plan, materially expands the class of persons eligible to receive awards, materially extends the term of the Plan, materially decreases the exercise price at which stock options or stock appreciation rights may be granted, reduces the exercise price of outstanding stock options or stock appreciation rights, or results in the replacement of outstanding stock options or stock appreciation rights with awards that have a lower exercise price. If not earlier terminated, the Plan will terminate on June 27, 2027. No awards may be granted under the Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

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Summary of Federal Income Tax Consequences of Awards

        The following is a brief summary of the material United States federal income tax consequences of the grant, exercise and disposition of stock options, stock appreciation rights, restricted stock, performance units, restricted stock units and deferred stock units under the SIP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. Because the federal income tax rules governing awards and related payments are complex, subject to frequent change, and depend on individual circumstances, participants should consult their tax advisors before exercising options or other awards or disposing of stock acquired pursuant to awards. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to deferred compensation. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

        Nonqualified Stock Options and Stock Appreciation Rights.    A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will the company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common shares received as of the date of exercise over the exercise price. When a stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the cash received or, if the stock appreciation right is paid in common shares, the fair market value of the common shares received as of the date of exercise. Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant's subsequent disposition of the common shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the exercise price the participant paid for the shares plus the ordinary income the participant recognized with respect to the shares, and these capital gains will be taxable as long-term capital gains if the participant held the shares for more than one year following exercise.

        Incentive Stock Options.    Incentive stock options, or ISOs, are intended to qualify for treatment under Section 422 of the Code. A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the common shares on the date of exercise over the exercise price paid will be a preference item that could create a liability under the alternative minimum tax. If a participant disposes of the common shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO and one year after the date of exercise of the ISO (the "holding period"), the gain, if any, will be long-term capital gain subject to the applicable tax rates. If the participant disposes of the common shares prior to the end of the holding period, the participant will recognize ordinary income in the year of the disposition equal to the excess of the lesser of (i) the fair market value of the common shares on the date of exercise or (ii) the amount received for the common shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss, depending on how long the common shares were held by the participant prior to disposition. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares. We are not entitled to a deduction as a result of the grant or exercise of an ISO unless a participant recognizes ordinary income as a result of a disposition, in which case we will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

        Restricted Stock.    With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally

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recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. The participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the participant previously paid tax. The participant must file such election with the Internal Revenue Service ("IRS") within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common shares on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

        Performance Units, Restricted Stock Units and Deferred Stock Units.    Except as otherwise described in the following paragraph, the grant of a performance unit, restricted stock unit or deferred stock unit will create no income tax consequences to the company or the participant. Upon the participant's receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the company will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant's subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares' tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

        Section 457A of the Code.    Section 457A was added to the Code in 2008 and generally subjects compensation that is deferred under a plan sponsored by a "nonqualified entity" to taxation in the year in which the compensation is no longer subject to a substantial risk of forfeiture. Section 457A is generally applicable to compensation payable for services rendered on and after January 1, 2009. Based on Section 457A and guidance published by the IRS, it is possible that certain awards that can be granted under the SIP for services rendered on and after January 1, 2009 may be subject to immediate taxation upon grant.

        Additional Taxes Under Section 409A of the Code.    If an award under the SIP is neither exempt from nor compliant with the requirements of Section 409A of the Code, then the participant may be subject to additional taxes under such section. Section 409A of the Code imposes additional taxes equal to 20% of the compensation required to be included in gross income by reason of a failure to comply with such section, if applicable, plus interest thereon had such deferred compensation been includable in gross income in the year in which it was first deferred or is no longer subject to a substantial risk of forfeiture, if later.

New Plan Benefits

        All awards made under the Plan to executive officers, employees and directors are at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the Plan in the future are not determinable at this time.

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Existing Plan Benefits

        Pursuant to SEC rules, the following table sets forth the number of shares subject to awards granted under the Plan from March 17, 2012 (when the Plan was last approved by shareholders) through December 31, 2016.

Name and Position	Number of Shares(1)
Thomas J. Lynch	1,709,880
Heath A. Mitts	170,780
Terrence R. Curtin	850,824
Joseph B. Donahue	586,177
Steven T. Merkt	471,444
Current executive officers (as a group)	1,769,165
Each Nominee for Election as a director:
Pierre R. Brondeau	20,971
Carol A. ("John") Davidson	4,603
William A. Jeffrey	17,578
Yong Nam	17,578
Daniel J. Phelan	20,501
Paula A. Sneed	20,785
Abhijit Y. Talwalkar	0
Mark C. Trudeau	4,603
John C. Van Scoter	19,923
Laura H. Wright	9,874
All current employees and officers who are not executive officers (as a group)	6,459,245
(1)
Number of shares include stock options, restricted stock units (RSUs), performance stock units (PSUs), dividend equivalent units earned on RSUs and PSUs, earned but not vested PSUs, common shares, and deferred stock units granted under the TE Connectivity Ltd. 2007 Stock and Incentive Plan. Shares have not been adjusted for the fungible rate under the SIP.

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Equity Plan Compensation Table

        The following table provides information as of November 30, 2016 with respect to TE Connectivity's common shares issuable under its equity compensation plans or equity compensation plans of Tyco International prior to the separation:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(5)
Equity compensation plans approved by security holders:
2007 Stock and Incentive Plan(1)	12,107,258	$49.75	10,992,913
Equity compensation plans not approved by security holders:
Equity awards under Tyco International Ltd. 2004 Stock and Incentive Plan and other equity incentive plans(2)	5,000	35.03	—
Equity awards under the 2010 Stock and Incentive Plan(3)	1,591,859	60.17	1,704,968

Total	13,704,117		12,697,881

(1)
The TE Connectivity Ltd. 2007 Stock and Incentive Plan, as amended and restated (the "2007 Plan"), provides for the award of annual performance bonuses and long-term performance awards, including share options; restricted, performance, and deferred share units; and other share-based awards (collectively, "Awards") to board members, officers, and non-officer employees. The 2007 Plan provides for a maximum of 59,843,452 common shares to be issued as Awards, subject to adjustment as provided under the terms of the 2007 Plan.

(2)
Includes common shares that may be issued by TE Connectivity pursuant to the Separation and Distribution Agreement under share option awards to current and former employees and directors of Tyco International, which may include individuals currently or formerly employed by or serving with TE Connectivity, Tyco International, or Covidien subsequent to the separation.

(3)
In connection with the acquisition of ADC in fiscal 2011, we assumed equity awards issued under plans sponsored by ADC and the remaining pool of shares available for grant under the plans. Subsequent to the acquisition, we registered 6,764,455 shares related to the plans via Forms S-3 and S-8 and renamed the primary ADC plan the TE Connectivity Ltd. 2010 Stock and Incentive Plan (the "2010 Plan"). Grants under the 2010 Plan are settled in TE Connectivity common shares.

(4)
Does not take into account restricted, performance, or deferred share unit awards that do not have exercise prices.

(5)
The 2007 Plan and the 2010 Plan apply weightings of 1.80 and 1.21, respectively, to outstanding nonvested restricted, performance, and deferred share units. The remaining shares issuable under both the 2007 Plan and the 2010 Plan are increased by forfeitures and cancellations, among other factors.

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Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast on this agenda item, provided that the total votes cast represent over 50% of the voting power of the total outstanding registered shares with voting rights, is required for approval of Agenda Item No. 10.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 10.

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AGENDA ITEM NO. 11—BINDING VOTE TO APPROVE FISCAL YEAR 2018
MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR
EXECUTIVE MANAGEMENT

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve $57.6 million as the maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in fiscal year 2018.

Explanation

        The proposal described in this Agenda Item No. 11 gives shareholders the opportunity to approve, in accordance with Swiss Ordinance Against Excessive Compensation, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for our fiscal year ending September 28, 2018 ("fiscal year 2018"). The members of Executive Management currently include the following ten senior executives: Thomas J. Lynch, Terrence R. Curtin, Joseph B. Donahue, John S. Jenkins, Steven T. Merkt, Heath A. Mitts, Timothy Murphy, James O'Toole, Kevin N. Rock and Joan E. Wainwright (see position titles on page 30). The requirement to obtain shareholder approval of the compensation of the Executive Management is effective for compensation paid in fiscal year 2016 and after.

        The general principles of the company's executive compensation program are described in article 25 of our articles of association. A more detailed description of our executive compensation programs currently in effect and the actual amounts paid to the Chief Executive Officer and other named executive officers for fiscal year 2016 are described in our Compensation Discussion & Analysis ("CD&A"), which begins on page 33. As described more fully in the CD&A, the Management Development and Compensation Committee has established and follows a disciplined process in adopting our executive compensation programs and in making individual executive compensation determinations. That process has been followed since the company came into existence as a publicly-traded company in fiscal year 2007, has been followed in fiscal year 2017 and we expect will continue to be followed in fiscal year 2018 and beyond. We urge our shareholders to read our articles of association and the CD&A to understand our executive compensation philosophy and process when considering this proposal.

        In addition, shareholders have had the opportunity since 2011 under U.S. law to cast a non-binding advisory vote to approve the compensation paid to our named executive officers, although that approval is for compensation paid in the business year preceding the Annual General Meeting of Shareholders. Shareholders should understand that U.S. proxy rules require disclosure of the compensation of our named executive officers and a non-binding shareholder vote on the compensation paid to those named executive officers. Our shareholders have consistently voiced their strong support for the company's executive compensation programs, providing approval of the non-binding proposals in each year since 2011, the year that the non-binding shareholder advisory vote requirement became effective. For fiscal year 2015, the shareholder approval level was 96.9%. The non-binding advisory vote required under U.S. law is still in effect, so our shareholders are again provided the opportunity to cast a non-binding advisory vote to approve the compensation paid to the named executive officers in fiscal year 2016, as is more fully discussed in Agenda Item No. 8.

        The Swiss Ordinance requires a binding shareholder vote for the aggregate compensation of the ten members of Executive Management listed above. At the 2016 Annual General Meeting, shareholders approved the maximum aggregate compensation amounts to be paid to executive management for fiscal 2017 with 99.52% of votes cast.

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        For fiscal year 2018, we ask that shareholders approve maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in an amount not to exceed $57.6 million. Our shareholders should understand that this amount is the maximum amount that the company can pay, grant or promise to its Executive Management (other than additional amounts that may be payable to persons who newly assume Executive Management functions or who are promoted within Executive Management during fiscal year 2018) and has been calculated using very conservative assumptions in order to provide the Board and company management wide flexibility to reward extremely superior performance across all businesses and to address unforeseen circumstances that might arise during fiscal year 2018. The table below provides insight to our maximum amounts of compensation that could have been and were paid, granted or promised in the last fully completed fiscal year (fiscal year 2016), the maximum amounts approved to be paid, granted or promised for the 2017 fiscal year and our estimates for maximum compensation levels for the 2018 fiscal year. The footnote provides insight into the assumptions we have used to make the estimates.

	Fiscal Year 2016 Maximum $ million	Fiscal Year 2016 Actual $ million	Fiscal Year 2017 Maximum Approved $ million	Fiscal Year 2018 Maximum Requested $ million(1)	Comment
Total Compensation	$57.7	$42.5	$59.5	$57.6	Reflects a 3.2% decrease versus the Fiscal Year 2017 Maximum Approved
(1)
Fiscal year 2018 maximum requested assumes a 3.2% salary increase budget; annual incentive based on the 2018 base salary amount and maximum payout at 200% of target (available only upon achievement of superior performance); total equity pool available for Executive Management assuming all grants are made at range maximum of 150% of target and additional compensation based on other compensation components as reported in the 2016 Proxy Statement. Actual annual incentive payouts are based on measures that support our strategic business objectives (which are approved by our board of directors). To achieve 200% payout, maximum performance objectives would need to be met. See page 45 of CD&A.

        We do not anticipate that the aggregate amount paid to members of Executive Management in fiscal year 2018 will be at the maximum amount requested. Actual compensation paid to Executive Management in fiscal year 2016 was $42.5 million (includes grant date fair value of fiscal year 2016 equity grants). For a description of the compensation paid, granted or promised to named executive officers in fiscal year 2016, please refer to the CD&A beginning on page 33. We anticipate fiscal year 2017 compensation to range between $46.2 million and $59.5 million (includes grant date fair value of fiscal year 2017 equity grants). Actual fiscal year 2017 level is dependent on our performance pursuant to our Annual Incentive Plan as described in the CD&A on pages 45–47. For fiscal year 2017, amounts paid to members of Executive Management have been or will be awarded under the same or substantially similar executive compensation programs and under substantially the same terms as those in effect in fiscal year 2016. For a description of the base salary adjustments and fiscal year 2017 long term equity awards granted to our current named executive officers, please refer to the CD&A beginning on page 33. The fiscal year 2017 annual incentive program has likewise been designed with terms and conditions substantially similar to the fiscal year 2016 program, with performance goals for fiscal year 2017 adjusted to reflect our fiscal year 2017 financial plan and strategic needs. We expect to make fiscal year 2018 compensation awards in the same or substantially similar manner, utilizing our current executive compensation programs and setting performance goals to reflect our fiscal year 2018 financial plan and the strategic needs of the company for fiscal year 2018.

        Consistent with past practice, we expect the total compensation paid to members of Executive Management for fiscal year 2018 to be adjusted for base salary increases and reflective of company

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performance. Assuming current projections for fiscal year 2018 and no unforeseen circumstances occurring, we expect that the total compensation paid to members of Executive Management for fiscal year 2018 will be in line with meeting targeted company performance objectives. Nonetheless, we request that our shareholders approve the maximum aggregate amount of $57.6 million to assure that the board and management have the flexibility to award superior performance across all business units in fiscal year 2018 and/or to respond to unforeseen circumstances that may arise in fiscal year 2018.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 11.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 11.

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 AGENDA ITEM NO. 12—BINDING VOTE TO APPROVE FISCAL YEAR 2018
MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR
THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve $3.64 million as the maximum aggregate compensation that can be paid to the Board of Directors in fiscal year 2018.

Explanation

        As required by the Swiss Federal Ordinance Against Excessive Compensation, the proposal described in this Agenda Item No. 12 gives shareholders the opportunity to approve, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of the Board of Directors for our fiscal year ending September 28, 2018 ("fiscal year 2018"). For purposes of this proposal, the Board of Directors refers only to the outside directors.

        The general principles of the company's compensation program for the Board of Directors are described in article 25 of our articles of association. A more detailed description of our compensation programs currently in effect for the Board of Directors and the actual amounts paid to each member of the Board for fiscal year 2016 are described in our Compensation Discussion & Analysis ("CD&A"), which begins on page 33. The current program consists of (i) cash retainer amounts, (ii) equity retainer amounts, awarded in the form of company common shares or deferred stock units (for Board members not subject to U.S. taxation), and (iii) other miscellaneous benefits. Basic retainer fees for Board members are the same, but additional retainer fees are paid to the Lead Independent Director, committee chairs and members of the Audit Committee.

        For fiscal year 2018, we ask that shareholders approve $3.64 million as the maximum aggregate compensation that can be paid, granted or promised to the Board of Directors. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Board of Directors in fiscal year 2018 and has been calculated based on the fiscal year 2017 Board compensation structure with an additional reserve to provide flexibility to make appropriate fee increases in fiscal year 2018 in light of competitive market practices. The Board of Directors is very thoughtful in its approach to Director Fees and does not react on an annual basis to changes in market practice. Annual retainer fees were last adjusted in fiscal year 2014 and the equity retainer was adjusted for fiscal year 2017. For a description of the Board fees please refer to page 69.

        Any additional increase in the number of directors and the director compensation paid to any new director would be presented for shareholder approval pursuant to the Swiss Code, the Swiss Ordinance Against Excessive Compensation and the Company's articles of association.

        The table below first shows the aggregate compensation paid to the Board of Directors in fiscal year 2016 and the approved maximum aggregate compensation for fiscal year 2017. The table also shows our requests for maximum compensation levels for fiscal year 2018. It should be noted that the actual compensation for fiscal year 2016 included eight full year directors and two partial year directors. The approved maximum compensation level for fiscal year 2017 covered ten full year directors. The request for fiscal year 2018 covers the 10 full year directors who are nominated for election at our March 2017 Annual General Meeting.

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	Fiscal Year 2016 Approved $ million (10 full year Directors)	Fiscal Year 2016 Actual $ million (8 full year plus 2 partial year Directors)(1)	Fiscal Year 2017 Approved $ million (10 full year Directors)	Fiscal Year 2018 Requested $ million (10 full year Directors)
Total Compensation	$3.64	$2.93	$3.64	$3.64
(1)
Values include grant date fair value of equity using the company's closing stock price on the date of grant. See pages 69–71 of Compensation of Non-Employee Directors for information.

        We request that our shareholders approve the maximum aggregate amount of $3.64 million to allow the company to have sufficient flexibility to implement any fee adjustments and/or to respond to unforeseen circumstances that may arise in fiscal year 2018.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 12.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 12.

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 AGENDA ITEM NO. 13—CARRYFORWARD OF UNAPPROPRIATED ACCUMULATED EARNINGS

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve that our unappropriated accumulated earnings of CHF 1,594 million at September 30, 2016 be carried forward in available earnings.

Background

        Under Swiss law, the appropriation of available earnings as set forth in our Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. At September 30, 2016, our balance sheet in our Swiss statutory financial statements reflected unappropriated accumulated earnings of CHF 1,594 million.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 13.

Recommendation

  The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 13.

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AGENDA ITEM NO. 14—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

        Our Board of Directors proposes (based on resolutions adopted on December 8, 2016) that shareholders resolve to make a dividend payment in the amount of $1.60 per issued share out of reserves from capital contributions in our Swiss statutory accounts on the dates designated below in four equal quarterly installments of $0.40 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2017 and ending in the second fiscal quarter of 2018.

Explanation

        The Board of Directors proposes that the company pay an ordinary cash dividend in the amount of $1.60 per share out of reserves from capital contributions in our Swiss statutory accounts. Subject to the cap described below, payment of the dividend will be made in four equal quarterly installments of $0.40, with the first installment to be paid on June 9, 2017 to shareholders of record at the close of business on May 26, 2017, the second installment to be paid on September 8, 2017 to shareholders of record at the close of business on August 25, 2017, the third installment to be paid on December 8, 2017 to shareholders of record at the close of business on November 24, 2017, and the fourth installment to be paid on March 9, 2018 to shareholders of record at the close of business on February 23, 2018. Dividend payments will be made with respect to our outstanding share capital on the record date for the applicable dividend payment. The reduction to our reserves from capital contributions in our Swiss statutory accounts, which is required to be made in Swiss francs, will be determined based on the aggregate amount of the dividend and will be calculated based on the USD/CHF exchange rate in effect on the date of the Annual General Meeting as published on the website of the Swiss National Bank.

        If the proposal is approved, the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,140,000,000 (or approximately $    •    per share based on the USD/CHF exchange rate of CHF     •    per $1.00 in effect on January     •    , 2017). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. If the cap were reached, no further installment payments could then be made. In addition, the aggregate reduction in reserves from capital contributions will be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment.

        Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

  IT IS RESOLVED, that a dividend of $1.60 per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four equal quarterly installments of $0.40, (1) on June 9, 2017 to the shareholders of record on May 26, 2017, (2) on September 8, 2017 to the shareholders of record on August 25, 2017, (3) on December 8, 2017 to the shareholders of record on November 24, 2017, and (4) on March 9, 2018 to the shareholders of record on February 23, 2018; the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,140,000,000, so that to the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the

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  current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 14.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 14.

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 AGENDA ITEM NO. 15—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,000,000,000. The shares bought back under this authorization by TE Connectivity Ltd. may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to submit to shareholders at the 2018 annual general meeting of shareholders for cancellation (to the extent not previously submitted for cancellation) and a share capital reduction (amendment to articles of association) shares purchased by TE Connectivity Ltd. under this authorization through the fiscal quarter ending September 29, 2017 intended to be cancelled and, if any portion of the authorization remains outstanding at that date, shares purchased under the remaining portion intended to be cancelled would be submitted to shareholders for cancellation at subsequent annual general meetings, provided that the company could submit repurchased shares for cancellation at any extraordinary general meeting of shareholders held from time to time.

Explanation

        By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. The company announced in March 2016 that the Board of Directors had approved an additional USD 1,000,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of shares at a subsequent general meeting, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares may no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

  IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,000,000,000, (2) the shares bought back by TE Connectivity Ltd. under this authorization may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (3) the legal reserves for treasury shares may be created by reclassifying unappropriated accumulated earnings, and (4) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so held for cancellation) shall be submitted for approval to the annual general meeting of shareholders held in 2018 and, if necessary, the annual general meeting of shareholders held in future years, provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

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Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 15.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 15.

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AGENDA ITEM NO. 16—APPROVAL OF SHARE CAPITAL REDUCTION FOR
SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that 25,765,400 shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning December 11, 2015 and ending September 30, 2016 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 14,686,278.00 to CHF 203,529,889.17. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during a portion of the first fiscal quarter of 2016 and the second and third fiscal quarters of 2016 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

        PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor's report will be available at the meeting.

        The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be accomplished in the second half of May 2017.

Text of Shareholder Resolution

  IT IS RESOLVED, that, based on a special auditor report dated March 8, 2017 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

  1.
  the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 218,216,167.17 shall be reduced by the amount of CHF 14,686,278.00 to CHF 203,529,889.17 by cancelling 25,765,400 registered shares;

  2.
  it is acknowledged and recorded that according to the report dated March 8, 2017 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction; and

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  3.
  the articles of association of TE Connectivity Ltd. shall be adapted as follows:

Previous version	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital
[1]The Company's share capital is CHF 218,216,167.17. It is divided into 382,835,381 registered shares with a par value of CHF 0.57 each.	[1]The Company's share capital is CHF 203,529,889.17. It is divided into 357,069,981 registered shares with a par value of CHF 0.57 each.
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 109,108,083.30 through the issuance of up to 191,417,690 fully paid up registered shares with a par value of CHF 0.57 each.
[1]The Board of Directors is authorized to increase the share capital at any time until 2 March 2018 by an amount not exceeding CHF 101,764,944.30 through the issuance of up to 178,534,990 fully paid up registered shares with a par value of CHF 0.57 each.
Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 109,108,083.30 through the issue of a maximum of 191,417,690 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]
[1]The share capital of the Company shall be increased by an amount not exceeding CHF 101,764,944.30 through the issue of a maximum of 178,534,990 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 16.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 16.

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AGENDA ITEM NO. 17—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting, including, without limitation, the amendments to the articles of association required by the Swiss Ordinance.

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 17.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 17.

 ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged D. F. King & Co., Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $12,500. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0) 52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 30, 2016 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures and our Swiss Compensation Report, are available to shareholders free of charge on our website at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

2017 Annual General Meeting Proxy Statement            111

 TE CONNECTIVITY 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2018 Annual General Meeting of Shareholders will be held on or about March 7, 2018.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE Connectivity's 2017 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity's Secretary no later than September 20, 2017. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

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APPENDIX A

PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense; Electronic, Electrical & Scientific Equipment & Components;
Industrial Manufacturing

3M Company	ITT Corporation
ABB Asea Brown Boveri	Jabil Circuit Inc.
Advanced Drainage Systems, Inc.	Johns Manville Corporation
AMETEK Inc.	Johnson Controls International plc
AMSTED Industries Incorporated	Kennametal Inc.
Arctic Cat Inc.	Keysight Technologies, Inc.
Arrow Electronics, Inc.	Kyocera Corporation
Avnet Inc.	L-3 Communications Holdings Inc.
BAE Systems PLC	Lafarge North America
Ball Corp.	Leidos, Inc.
Bechtel Systems & Infrastructure, Inc.	Lincoln Electric
The Boeing Company	Lockheed Martin Corp.
BorgWarner Inc.	Lutron Electronics
Brady	Matthews International Corp.
Calgon Carbon Corporation	MTS Systems Corporation
Caterpillar Inc.	Northrop Grumman Corporation
Celestica Inc.	Owens Corning
CNH Industrial N.V.	Pall Corporation
Coesia	Panasonic of North America
Continental Automotive Systems	Parker Hannifin Corporation
Corning Incorporated	Philips Electronics
Cubic Corp.	Plexus Corp.
Curtiss-Wright Corporation	Regal-Beloit Corporation
Cytec Industries Inc.	Robertshaw Controls
Danaher Corp.	Rockwell Automation Inc.
Deere & Company	Rockwell Collins Inc.
Dematic	Rolls-Royce North America (USA) Holdings Co.
Donaldson Co. Inc.	SAIC, Inc.
Eaton Corporation	Sensata Technologies
EMC Corp.	Sonoco Products Co.
Emerson Electric Co.	Spirit AeroSystems Holdings, Inc.
Esterline Technologies Corporation	SPX Corporation
ESCO Technologies Inc.	Tennant Co.
GAF Materials Corporation (Canada)	Terex Corporation
General Atomics	Textron Inc.
General Aviation	Timken Co.
General Dynamics Corporation	TimkenSteel Corp.
General Electric Co.	Toro Co.
Graco Inc.	Turbomeca
Harman International Industries, Incorporated	United Launch Alliance
Hexcel Corporation	United Technologies Corporation
Honeywell Inc.	Vectrus, Inc.
Husky Injection Molding Systems Ltd.	Vesuvius
IDEX Corp.	Xylem Inc.
Ingersoll-Rand

2017 Annual General Meeting Proxy Statement            A-1

APPENDIX B
TE CONNECTIVITY LTD.
2007 STOCK AND INCENTIVE PLAN
(AMENDED AND RESTATED AS OF March 8, 2017)

ARTICLE I
PURPOSE

        1.1    Purpose.    The purposes of this TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of March 8, 2017) (the "Plan") are to promote the interests of TE Connectivity Ltd. (and any successor thereto) by (i) aiding in the recruitment and retention of Directors and Employees, (ii) providing incentives to such Directors and Employees by means of performance-related Awards to achieve short-term and long-term performance goals, (iii) providing Directors and Employees an opportunity to participate in the growth and financial success of the Company, and (iv) promoting the growth and success of the Company's business by aligning the financial interests of Directors and Employees with that of the other stockholders of the Company. Toward these objectives, the Plan provides for the grant of Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long Term Performance Awards and other Stock-Based Awards.

        1.2    Effective Dates; Shareholder Approval.    The Plan was originally effective June 29, 2007. The Plan has been amended and restated from time to time since its original effective date and this amended and restated Plan was adopted by the Board of Directors on December 8, 2016 for the purpose of extending the expiration date from June 28, 2017 to June 27, 2027, to provide for the issuance of additional shares under the Plan, and to make certain technical revisions and improvements. The Plan becomes effective upon approval by the Company's shareholders at its annual meeting of shareholders to be held on March 8, 2017 (or, if the vote on the Plan is postponed or accelerated, such other date on which a shareholders' meeting to vote to approve the Plan occurs). If this Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such annual meeting, shall remain in effect.

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context, and except as otherwise provided in an Award Certificate:

        "Acquired Company" means any business, corporation or other entity acquired by the Company or any Subsidiary.

        "Acquired Grantee" means the grantee of a stock-based award of an Acquired Company and may include a current or former Director of an Acquired Company.

        "Annual Performance Bonus" means an Award of cash or Shares granted under Section 4.4 that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures.

        "Award" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

          (a)   "Stock Options" awarded pursuant to Section 4.3;

          (b)   "Stock Appreciation Rights" awarded pursuant to Section 4.3;

2017 Annual General Meeting Proxy Statement            B-1

          (c)   "Annual Performance Bonuses" awarded pursuant to Section 4.4;

          (d)   "Long Term Performance Awards" awarded pursuant to Section 4.5;

          (e)   "Other Stock-Based Awards" awarded pursuant to Section 4.6;

          (f)    "Director Awards" awarded pursuant to Section 4.7; and

          (g)   "Substitute Awards" awarded pursuant to Section 4.8.

        "Award Certificate" means the document issued, either in writing or through an electronic medium, by the Committee or its designee to a Participant evidencing the grant of an Award.

        "Board" means the Board of Directors of the Company.

        "Cause" means misconduct that is willfully or wantonly harmful to the Company or any of its Subsidiaries, monetarily or otherwise, including, without limitation, conduct that violates the Company's Code of Ethical Conduct.

        "Change in Control" means the first to occur of any of the following events:

          (a)   any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act, excluding for this purpose, (i) the Company or any Subsidiary or (ii) any employee benefit plan of the Company or any Subsidiary (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

          (b)   persons who, as of the Effective Date constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents (including through the use of any proxy access procedures that are included in the Company's organizational documents) by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

          (c)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

B-2            2017 Annual General Meeting Proxy Statement

          (d)   consummation of a complete liquidation or dissolution of the Company;

  provided, however, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a "Change in Control," or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a specified date or event occurring after a "Change in Control" or upon a "Change in Control Termination," then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such "Change in Control" is also a "change in ownership or effective control" of the Company within the meaning of Code Section 409A(a)(2)(A)(v) and applicable regulations and rulings thereunder.

        "Change in Control Termination" means a Participant's involuntary termination of employment following a Change in Control under one of the following circumstances:.

          (a)   termination of the Participant's employment by the Company for any reason other than for Cause, Disability or death during the twelve (12) month period immediately following the Change in Control;

          (b)   termination of the Participant's employment by the Participant after one of the following events that occurs during the twelve (12) month period immediately following the Change in Control:

                i.  the Company (1) assigns or causes to be assigned to the Participant duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant's position, authority, duties or responsibilities; or (3) takes or causes to be taken any other action which, in the reasonable judgment of the Participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the Participant to the Company and the Company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities; or

               ii.  the Company, without the Participant's consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment; or (2) reduces the Participant's base salary, annual bonus, or retirement, welfare, stock incentive, perquisite (if any) and other benefits taken as a whole.

  provided, however, that none of the events described in this sentence shall constitute a Change in Control Termination unless and until (w) the Participant first notifies the Company in writing describing in reasonable detail the condition which constitutes an event described in this clause (b) within ninety (90) days of its occurrence, (x) the Company fails to cure such condition within thirty (30) days after the Company's receipt of such written notice, (y) notwithstanding such efforts, the condition continues to exist, and (z) the Participant terminates employment within sixty (60) days after the end of such thirty (30)-day cure period.

        "Code" means the United States Internal Revenue Code of 1986, as amended.

        "Committee" means the Management Development and Compensation Committee of the Board or any successor committee or subcommittee of the Board, which committee is comprised solely of two or more persons who are outside directors within the meaning of Section 162(m)(4)(C)(i) of the Code and the applicable regulations and nonemployee directors within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

2017 Annual General Meeting Proxy Statement            B-3

        "Common Stock" means the common stock of the Company, $.20 (U.S.) par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5.3.

        "Company" means TE Connectivity Ltd., a Swiss company, or any successor thereto.

        "Deferred Stock Unit" means a Unit granted under Section 4.6 to acquire Shares upon Termination of Directorship or Termination of Employment, subject to any restrictions that the Committee, in its discretion, may determine.

        "Director" means a member of the Board who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

        "Director Shares" means the award of fully-vested Shares to a Director under Section 4.6 as part of the Director's annual compensation, or under such circumstances as are deemed appropriate by the Board.

        "Disabled" or "Disability" means the inability of the Director or Employee to perform the material duties pertaining to such Director's directorship or such Employee's employment due to a physical or mental injury, infirmity or incapacity for 180 days (including weekends and holidays) in any 365-day period. The existence or nonexistence of a Disability shall be determined by an independent physician selected by the Company and reasonably acceptable to the Director or Employee. Notwithstanding the above, if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a "Disability" or upon a person becoming "Disabled," or would cause a change in the timing or form of payment of such deferred compensation upon the occurrence of a "Disability" or upon a person becoming "Disabled," then such payment shall not be made, or such change in timing or form of payment shall not occur, unless such "Disability" or condition of being "Disabled" satisfies the requirements of Code Section 409A(a)(2)(C) and applicable regulations and rulings thereunder.

        "Dividend Equivalent" means an amount equal to the cash dividend or the Fair Market Value of the stock dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable. Dividend Equivalents will not be awarded in connection with stock option or Stock Appreciation Rights Awards.

        "Effective Date" means the date on which the Company's shareholders approve the Plan at its annual meeting of shareholders to be held on March 8, 2017 (or, if the vote on the Plan is postponed or accelerated, such other date on which a shareholders' meeting to vote to approve the Plan occurs); provided, however, that if this Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such annual meeting, shall remain in effect and the Effective Date shall remain September 16, 2014.

        "Employee" means any individual who performs services as an officer or employee of the Company or a Subsidiary.

        "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

        "Exercise Price" means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

        "Fair Market Value" of a Share means the closing sales price on the New York Stock Exchange (or, if not listed on such exchange, on any other principal securities exchange on which the Common Stock is listed) on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares was reported.

B-4            2017 Annual General Meeting Proxy Statement

Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

        "Fair Market Value Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price equal to the Fair Market Value of a Share on the date of grant.

        "GAAP" means United States generally accepted accounting principles.

        "Incentive Stock Option" means a Stock Option granted under Section 4.3 that is intended to meet the requirements of Section 422 of the Code and any related regulations and is designated in the Award Certificate to be an Incentive Stock Option.

        "Key Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m)(3) of the Code.

        "Key Performance Indicator" means a Performance Measure identified at the business unit level (or other business level) to reflect growth, productivity or quality, as appropriate, for the business' key initiatives for the Performance Cycle.

        "Long Term Performance Award" means an Award granted under Section 4.5 that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Measures or other performance criteria as selected in the discretion of the Committee.

        "Non-Employee Director" means any member of the Board, elected or appointed, who is not otherwise an Employee of the Company or a Subsidiary. An individual who is elected to the Board at an annual meeting of the stockholders of the Company will be deemed to be a member of the Board as of the date of the meeting.

        "Nonqualified Stock Option" means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

        "Other Stock-Based Awards" means Awards which consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares and are issued under Section 4.6.

        "Participant" means a Director, Employee or Acquired Grantee who has been granted an Award under the Plan.

        "Performance Cycle" means, with respect to any Award that vests based on Performance Measures, the period of 12 months or longer over which the level of performance will be assessed.

        "Performance Measure" means, with respect to any Annual Performance Bonus or Long Term Performance Award, the business criteria selected by the Committee to measure the level of performance of the Company during the Performance Cycle. The Committee may select as the Performance Measure for a Performance Cycle for an Award made to a Key Employee that is intended to be a Qualified Performance-Based Award any one or combination of the following Company measures, as interpreted by the Committee, which measures (to the extent applicable) will be determined in accordance with GAAP and which measures may be defined on an absolute, relative, growth or other appropriate basis as is determined by the Committee and also may be determined at the corporate or business unit/segment level as deemed appropriate by the Committee:

          (a)   Net operating profit after taxes;

          (b)   Net operating profit after taxes, per Share;

          (c)   Return on equity or invested capital;

          (d)   Return on assets (including, without limitation, designated assets, net assets employed or net assets);

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          (e)   Total shareholder return;

          (f)    Earnings (including, without limitation, pre-tax earnings, retained earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization);

          (g)   Earnings per Share or book value per share;

          (h)   Net income or operating income;

          (i)    Cash flow (including without limitation, operating cash flow and free cash flow);

          (j)    Free cash flow per Share or cash flow return on investment;

          (k)   Revenue (or any component thereof);

          (l)    Key Performance Indicator

          (m)  Return on sales, sales, sales per dollar of assets, sales per employee;

          (n)   Economic value added;

          (o)   Expenses or reductions in costs or debt; or

          (p)   Achievements relating to asset management, environmental health and/or safety goals, regulatory achievements, recruiting or maintaining key personnel, customer growth, research and development activities, strategic sustainability metrics, mergers, acquisitions, dispositions or similar business transactions, business or operating goals such as market share, business development and/or customer objectives.

        The Committee may specify that Performance Measures may include adjustments to include or exclude the effects of certain events, including any of the following events: the impairment of tangible or intangible assets; asset write-downs; litigation or claim judgments or settlements; acquisitions or divestitures; gains or losses on the sale of assets; severance, contract termination and other costs relating to certain business activities; gains or losses from the disposition of businesses or assets or from the early extinguishment of debt; foreign exchange gains and/or losses; changes in tax law, accounting principles, accounting estimates or other such laws or provisions affecting reported results; the effect of any statements issued by the Financial Accounting Standards Board or its committees; business combinations, reorganizations and/or restructuring programs, including, but not limited to reductions in force and early retirement incentives; currency fluctuations; any unusual, infrequent or non-recurring items, including, but not limited to, such items described in management's discussion and analysis of financial condition and results of operations or the financial statements and/or notes thereto appearing in the Company's annual report for the applicable period; and expenses related to goodwill and other intangible assets, stock offerings, stock repurchases and loan loss provisions. In addition, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures unsuitable, the Committee may in its discretion modify such Performance Measures or the related level or levels of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

        "Performance Unit" means a Long Term Performance Award denominated in dollar Units.

        "Plan" means the TE Connectivity Ltd. 2007 Stock and Incentive Plan (Amended and Restated as of March 8, 2017), as it may be amended from time to time.

        "Premium-Priced Stock Option" means a Stock Option the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the date of grant.

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        "Qualified Performance-Based Compensation" means any Annual Performance Bonus, Long Term Performance Award or Performance Units to a Key Employee that is intended to satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code.

        "Reporting Person" means a Director or an Employee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

        "Restricted Stock" means Shares issued pursuant to Section 4.6 that are subject to any restrictions that the Committee, in its discretion, may impose.

        "Restricted Unit" means a Unit granted under Section 4.6 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

        "Retirement" means Termination of Employment on or after a Participant has attained age fifty-five (55) and has completed at least five years of service with the Company and its Subsidiaries.

        "Securities Act" means the United States Securities Act of 1933, as amended.

        "Share" means a share of Common Stock.

        "Stock Appreciation Right" means a right granted under Section 4.3 to an amount in cash or Shares equal to any difference between the Fair Market Value of the Shares as of the date on which the right is exercised and the Exercise Price, where the amount of Shares attributable to each Stock Appreciation Right is set forth on or before the grant date.

        "Stock-Based Award" means an Award granted under Section 4.6 and denominated in Shares.

        "Stock Option" means a right granted under Section 4.3 to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

        "Subsidiary" means a subsidiary company (wherever incorporated) of the Company; provided, that in the case of any Award that provides deferred compensation subject to Code Section 409A, "Subsidiary" shall not include any subsidiary company as defined above unless such company is within a controlled group of corporations with the Company as defined in Code Sections 1563(a)(1), (2) and (3) where the phrase "at least 50%" is substituted in each place "at least 80%" appears or is with the Company part of a group of trades or businesses under common control as defined in Code Section 414(c) and Treas. Reg. § 1.414(c)-2 where the phrase "at least 50%" is substituted in each place "at least 80%" appears, provided, however, that when the relevant determination is to be based upon legitimate business criteria (as described in Treas. Reg. § 1.409A-1(b)(5)(iii)(E) and § 1.409A-1(h)(3)), the phrase "at least 20%" shall be substituted in each place "at least 50%" appears as described above with respect to both a controlled group of corporations and trades or business under common control.

        "Target Amount" means the amount of Performance Units that will be paid if the Performance Measure is fully (100%) attained, as determined by the Committee.

        "Target Vesting Percentage" means the percentage of performance-based Restricted Units or Shares of Restricted Stock that will vest if the Performance Measure is fully (100%) attained, as determined by the Committee.

        "Termination of Directorship" means the date of cessation of a Director's membership on the Board for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Directorship or would change the timing and/or form of any payment of deferred

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compensation that is subject to Code Section 409A(a)(2) upon a person's Termination of Directorship, then such payment shall not be made, or such change in timing and/or form of payment shall not occur, unless such Termination of Directorship would be deemed a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and applicable regulations and rulings thereunder, and shall not include any services provided in the capacity of an employee or otherwise.

        "Termination of Employment" means the date of cessation of an Employee's employment relationship with the Company or a Subsidiary for any reason, with or without Cause, as determined by the Company; provided, that if and to the extent that any provision of this Plan or an Award Certificate would cause a payment of deferred compensation that is subject to Code Section 409A(a)(2) to be made upon the occurrence of a Termination of Employment or would change the timing and/or form of any payment of deferred compensation that is subject to Code Section 409A(a)(2) upon a person's Termination of Employment, then such payment shall not be made or such change in timing and/or form of payment shall not occur, unless such Termination of Employment would be deemed a "separation from service" within the meaning of Code Section 409A(a)(2)(A)(i) and applicable regulations and rulings thereunder. Effective December 2, 2015, for purposes of the Plan, a Termination of Employment will not be deemed to have occurred in the case of an Employee who has terminated the employment relationship with the Company but continues to provide services to the Company as a member of the Board in a non-executive board position. In such case, the Employee's termination date for purposes of the vesting, exercise and other applicable provisions of the Plan shall mean the Termination of Directorship.

        "Unit" means, for purposes of Performance Units, the potential right to an Award equal to a specified amount denominated in such form as is deemed appropriate in the discretion of the Committee and, for purposes of Restricted Units or Deferred Stock Units, the potential right to acquire one Share.

ARTICLE III
ADMINISTRATION

        3.1    Committee.    The Plan will be administered by the Committee.

        3.2    Authority of the Committee.    The Committee or, to the extent required by applicable law, the Board will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

          (a)   Interpret and administer the Plan and any instrument or agreement relating to the Plan;

          (b)   Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

          (c)   Select Employees to receive Awards under the Plan;

          (d)   Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting, the designation of Stock Options as Incentive Stock Options or Nonqualified Stock Options, and the circumstances in which an Award may be settled in cash or Shares or may be cancelled, forfeited or suspended, and the terms of the Award Certificate;

          (e)   Determine whether Awards will be granted singly, in combination or in tandem;

          (f)    Establish and interpret Performance Measures (or, as applicable, other performance criteria) in connection with Annual Performance Bonuses and Long Term Performance Awards, evaluate the level of performance over a Performance Cycle and certify the level of performance attained with respect to Performance Measures (or other performance criteria, as applicable);

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          (g)   Except as provided in Section 6.1, waive or amend any terms, conditions, restrictions or limitations on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived and further provided that any such waiver or amendment shall either comply with the requirements of Section 409A or preserve any exemption from the application of Code Section 409A;

          (h)   Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as may be appropriate pursuant to Section 5.3;

          (i)    Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

          (j)    Establish any subplans and make any modifications to the Plan or to Awards made hereunder (including the establishment of terms and conditions not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States to comply with, or to achieve favorable tax treatment under, applicable foreign laws or regulations;

          (k)   Appoint such agents as it shall deem appropriate for proper administration of the Plan; and

          (l)    Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

        3.3    Effect of Determinations.    All determinations of the Committee (or any applicable delegates) will be final, binding and conclusive on all persons having an interest in the Plan.

        3.4    Delegation of Authority.    The Board or, if permitted under applicable corporate law, the Committee, in its discretion and consistent with applicable law and regulations, may delegate to the Chief Executive Officer of the Company or any other officer or group of officers as it deems to be advisable, the authority to select Employees to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee, as appropriate, may establish. When the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number of Shares or aggregate value that may be subject to Awards that the delegate may grant. Only the Committee will have authority to grant and administer Awards to Directors, Key Employees and other Reporting Persons or to delegates of the Committee, and to establish and certify Performance Measures.

        3.5    Retention of Advisors.    The Committee may retain attorneys, consultants, accountants and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors retained.

        3.6    No Liability.    No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE IV
AWARDS

        4.1    Eligibility.    All Employees and Directors are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.

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        4.2    Form of Awards.    Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

        4.3    Stock Options and Stock Appreciation Rights.    The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Employees whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Form.    Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Nonqualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Award affect the right to exercise the other Award. Stock Appreciation Rights may be granted either alone or in connection with concurrently or previously granted Nonqualified Stock Options.

          (b)    Exercise Price.    The Committee will set the Exercise Price of Fair Market Value Stock Options or Stock Appreciation Rights granted under the Plan at a price that is not less than the Fair Market Value of a Share on the date of grant, subject to adjustment as provided in Section 5.3. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the date of grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the date of grant if the Participant receiving the Stock Options owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be Fair Market Value Stock Options, Premium-Priced Stock Options or a combination of Fair Market Value Stock Options and Premium-Priced Stock Options.

          (c)    Term and Timing of Exercise.    Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise by the Committee:

              (i)  The Committee will determine and set forth in the Award Certificate the date on which any Award of Stock Options or Stock Appreciation Rights to a Participant may first be exercised. Unless the applicable Award Certificate provides otherwise, a Stock Option or Stock Appreciation Right will become vested and exercisable in equal annual installments over a period of four years beginning immediately after the date on which the Stock Option or Stock Appreciation Right was granted. The right to exercise a Stock Option or Stock Appreciation Right will lapse no later than 10 years after the date of grant (or five years in the case of an Incentive Stock Option granted to an Employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code), except to the extent necessary to comply with applicable laws outside of the United States or to preserve the tax advantages of the Award outside the United States.

             (ii)  Unless the applicable Award Certificate provides otherwise, upon the death or Disability of a Participant who has outstanding Stock Options or Stock Appreciation Rights,

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    the unvested Stock Options or Stock Appreciation Rights will vest and will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date on which the Participant dies or incurs a Disability.

            (iii)  Unless the applicable Award Certificate provides otherwise, upon the Retirement of a Participant, a pro rata portion of the Participant's Stock Options and Stock Appreciation Rights will vest so that the total number of vested Stock Options or Stock Appreciation Rights held by the Participant at Termination of Employment (including those that have already vested as of such date) will be equal to (A) the total number of Stock Options or Stock Appreciation Rights originally granted to the Participant under each Award multiplied by (ii) a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the date of grant, and the denominator of which is four years (or such other applicable vesting term as is set forth in the Award Certificate). Unless the Award Certificate provides otherwise, such Participant's Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three years after the date of Termination of Employment.

            (iv)  Upon the Termination of Employment of a Participant that does not meet the requirements of paragraphs (ii) or (iii) above, or as otherwise provided in Section 5.4 (Change in Control), any unvested Stock Options or Stock Appreciation Rights will be forfeited unless the Award Certificate provides otherwise. Any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is ninety (90) days after the date of such Termination of Employment unless the Award Certificate provides otherwise.

             (v)  Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant's will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant's will or by applicable laws of descent and distribution.

            (vi)  A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable.

          (d)    Payment of Exercise Price.    The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Stock certificates will be registered and delivered only upon receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the Award Certificate:

              (i)  Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

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             (ii)  Tendering (actually or by attestation) to the Company previously acquired, and that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid, provided that the Board has specifically approved the repurchase of such Shares (unless such approval is not required by the terms of the bye-laws of the Company) and the Committee has determined that, as of the date of repurchase, the Company is, and after the repurchase will continue to be, able to pay its liabilities as they become due; or

            (iii)  Provided such payment method has been expressly authorized by the Board or the Committee in advance and subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares as have in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

          (e)    Incentive Stock Options.    Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

              (i)  Eligibility.    Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary that is a subsidiary or parent corporation of the Company, within the meaning of Section 424 of the Code.

             (ii)  Timing of Grant.    No Incentive Stock Option will be granted under the Plan after March 7, 2027.

            (iii)  Amount of Award.    Subject to Section 5.3, no more than 10 million Shares may be available for grant in the form of Incentive Stock Options. The aggregate Fair Market Value (as of the date of grant) of the Shares with respect to which the Incentive Stock Options awarded to any Employee first become exercisable during any calendar year may not exceed $100,000 (U.S.). For purposes of this $100,000 (U.S.) limit, the Employee's Incentive Stock Options under this Plan and all other plans maintained by the Company and its Subsidiaries will be aggregated. To the extent any Incentive Stock Option would exceed the $100,000 (U.S.) limit, the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option for all purposes to the extent required by the Code and underlying regulations and rulings.

            (iv)  Timing of Exercise.    If the Committee exercises its discretion in the Award Certificate to permit an Incentive Stock Option to be exercised by a Participant more than three months after the Participant has ceased being an Employee (or more than 12 months if the Participant is permanently and totally disabled, within the meaning of Section 22(e) of the Code), the Incentive Stock Option will afterwards be treated as a Nonqualified Stock Option to the extent required by the Code and underlying regulations and rulings. For purposes of this paragraph (iv), an Employee's employment relationship will be treated as continuing intact while the Employee is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 days, or a longer period to the extent that the Employee's right to reemployment with the Company or a Subsidiary is guaranteed by statute or by contract. If the period of leave exceeds 90 days and the Employee's right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have ceased on the 91st day of the leave.

             (v)  Transfer Restrictions.    In no event will the Committee permit an Incentive Stock Option to be transferred by an Employee other than by will or the laws of descent and distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Employee during the Employee's lifetime.

          (f)    Exercise of Stock Appreciation Rights.    Upon exercise of a Participant's Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in

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  the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

          (g)    No Repricing.    Except as otherwise provided in Section 5.3, in no event will the Committee (i) decrease the Exercise Price of a Stock Option or Stock Appreciation Right after the date of grant or (ii) cancel outstanding Stock Options or Stock Appreciation Rights in exchange for a cash payment or for a grant of replacement Stock Options or Stock Appreciation Rights with a lower Exercise Price than that of the replaced Stock Options or Stock Appreciation Rights or other Awards, without first obtaining the approval of the holders of a majority of the Shares who are present in person or by proxy at a meeting of the Company's stockholders and entitled to vote.

        4.4    Annual Performance Bonuses.    The Committee may grant Annual Performance Bonuses under the Plan in the form of cash or Shares to the Reporting Persons and Key Employees that the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Annual Performance Bonuses will be awarded in connection with a 12-month (or longer) Performance Cycle, which will be the fiscal year of the Company.

          (b)    Eligible Participants.    The Committee will determine the Reporting Persons and Key Employees who will be eligible to receive an Annual Performance Bonus that are Qualified Performance-Based Awards under the Plan within 90 days after the commencement of the relevant Performance Cycle (or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code).

          (c)    Performance Measures; Targets; Award Criteria.

              (i)  For Annual Performance Bonuses that are Qualified Performance-Based Awards, within 90 days after the commencement of a Performance Cycle (or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code), and while the attainment of the Performance Measures remains substantially uncertain, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) the Target Amount payable to each Participant; and (C) subject to subsection (d) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Annual Performance Bonus will be paid and the percentage of the Target Amount that will become payable upon attainment of various levels of performance that equal or exceed the minimum required level.

             (ii)  The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, modify the amount payable to any Reporting Person or Key Employee with respect to any given Performance Cycle, provided, however, that with respect to Qualified Performance-Based Awards, the amount payable under any such Award may not be increased and no reduction will result in an increase in the amount payable under any Annual Performance Bonus of another Key Employee.

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          (d)    Payment, Certification.    No Annual Performance Bonus pursuant to a Qualified Performance-Based Award will vest until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures.

          (e)    Form of Payment.    Annual Performance Bonuses will be paid in cash or Shares. All such Performance Bonuses shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Performance Bonuses are no longer subject to a substantial risk of forfeiture (as determined for purposes of Section 409A of the Code), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement in which case the terms of such arrangement shall govern.

          (f)    Section 162(m) of the Code.    It is the intent of the Company that Annual Performance Bonuses that are Qualified Performance-Based Awards satisfy the requirements for "performance-based compensation" for purposes of Section 162(m) of the Code, that this Section 4.4 be interpreted in a manner that permits such Awards to satisfy the applicable requirements of Section 162(m)(C) of the Code and related regulations, and that the Plan be operated so that the Company may take a full tax deduction for Annual Performance Bonuses that are Qualified Performance-Based Awards. If any provision of this Plan or any Annual Performance Bonus would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

          (g)    Retirement, Death, Disability and Other Events.    If a Participant would be entitled to an Annual Performance Bonus but for the fact that the Participant's employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant's Retirement, death or Disability, or such other event as designated by the Committee, the Participant may, in the Committee's discretion, receive an Annual Performance Bonus Award, pro rated for the portion of the Performance Cycle that the Participant completed and which is payable at the same time after the end of the Performance Cycle that payments to other Annual Performance Bonus Award recipients are made.

        4.5    Long Term Performance Awards.    The Committee may grant Long Term Performance Awards under the Plan in the form of Performance Units, Restricted Units or Restricted Stock to any Employee who the Committee may from time to time select, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Certificate, subject to the provisions below:

          (a)    Performance Cycles.    Long Term Performance Awards will be awarded in connection with a Performance Cycle, as determined by the Committee in its discretion, provided, however, that a Performance Cycle may be no shorter than 12 months and no longer than 5 years.

          (b)    Eligible Participants.    The Committee will determine the Employees who will be eligible to receive a Long Term Performance Award for the Performance Cycle that are Qualified Performance-Based Awards within 90 days after the commencement of the relevant Performance Cycle (or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code), provided that the Committee may determine the eligibility of a Participant who receives a Long Term Performance Award for the Performance Cycle that is not a Qualified Performance-Based Award after the expiration of the 90-day period.

          (c)    Performance Measures; Targets; Award Criteria.

              (i)  For Long Term Performance Awards that are Qualified Performance-Based Awards, within 90 days after the commencement of a Performance Cycle (or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code), and

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    while the attainment of the Performance Measures remains substantially uncertain, the Committee will fix and establish in writing (A) the Performance Measures that will apply to that Performance Cycle; (B) with respect to Performance Units, the Target Amount payable to each Participant; (C) with respect to Restricted Units and Restricted Stock, the Target Vesting Percentage for each Participant; and (D) subject to subsection (d) below, the criteria for computing the amount that will be paid or will vest with respect to each level of attained performance. The Committee will also set forth the minimum level of performance, based on objective factors, that must be attained during the Performance Cycle before any Long Term Performance Award will be paid or vest, and the percentage of Performance Units that will become payable and the percentage of performance- based Restricted Units or Shares of Restricted Stock that will vest upon attainment of various levels of performance that equal or exceed the minimum required level.

             (ii)  The Committee may, in its discretion, select Performance Measures that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Measures that are absolute or relative to the performance of one or more comparable companies or an index of comparable companies.

            (iii)  The Committee, in its discretion, may, on a case-by-case basis, modify the amount of Long Term Performance Awards payable to any Key Employee with respect to any given Performance Cycle, provided, however, that with respect to Qualified Performance-Based Awards, the amount payable under any such Award may not be increased and no reduction will result in an increase in the dollar amount or number of Shares payable under any Long Term Performance Award of another Key Employee.

            (iv)  With respect to a Long Term Performance Award (or any portion thereof) that is not a Qualified Performance-Based Award, , the Committee may establish, in its discretion, performance criteria other than the Performance Measures that will be applicable for the Performance Cycle.

          (d)    Payment, Certification.    No Long Term Performance Award that is a a Qualified Performance-Based Award will vest with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Cycle in relation to the applicable Performance Measures. Long Term Performance Awards that are not Qualified Performance-Based Awards will be based on the Performance Measures, or other applicable performance criteria, and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Measures, or other performance criteria, and formulas may be the same as or different than the Performance Measures and formulas that apply to Qualified Performance-Based Awards.

          (e)    Form of Payment.    Long Term Performance Awards in the form of Performance Units may be paid in cash or full Shares, in the discretion of the Committee, and as set forth in the Award Certificate. Performance-based Restricted Units and Restricted Stock will be paid in full Shares. Payment with respect to any fractional Share will be in cash in an amount based on the Fair Market Value of the Share as of the date the Performance Unit becomes payable. All such Long Term Performance Awards shall be paid no later than the 15th day of the third month following the end of the calendar year (or, if later, following the end of the Company's fiscal year) in which such Long Term Performance Awards are no longer subject to a substantial risk of forfeiture (as determined for purposes of Code Section 409A), except to the extent that a Participant has elected to defer payment under the terms of a duly authorized deferred compensation arrangement, in which case the terms of such arrangement shall govern.

          (f)    Section 162(m) of the Code.    It is the intent of the Company that Long Term Performance Awards that are Qualified Performance-Based Awards satisfy the requirements for

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  "performance-based compensation" for purposes of Section 162(m) of the Code, that this Section 4.5 be interpreted in a manner that permits such Awards to satisfy the applicable requirements of Section 162(m)(C) of the Code and related regulations with respect to Long Term Performance awards made to Key Employees, and that the Plan be operated so that the Company may take a full tax deduction for Long Term Performance Awards that are Qualified Performance-Based Awards. If any provision of this Plan or any Long Term Performance Award would otherwise frustrate or conflict with this intent, the provision will be interpreted and deemed amended so as to avoid this conflict.

          (g)    Retirement, Death, Disability and Other Events.    If a Participant would be entitled to a Long Term Performance Award but for the fact that the Participant's employment with the Company terminated prior to the end of the Performance Cycle as a result of the Participant's Retirement, death or Disability, or such other event as designated by the Committee, the Participant may, in the Committee's discretion, receive a Long Term Performance Award, prorated for the portion of the Performance Cycle that the Participant completed and payable at the same time after the end of the Performance Cycle that payments to other Long Term Performance Award recipients are made.

          (h)    Dividends and Dividend Equivalents.    In the event of a payment of dividends on Common Stock, the Committee may credit Long Term Performance Awards made under this Section 4.5 with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Unless otherwise provided in the applicable Award Certificate, Dividend Equivalents will be subject to the same vesting requirements as the underlying Long-Term Performance Award and will become payable or deliverable only to the extent that the underlying Long Term Performance Award vests and becomes payable or deliverable. In no event will Dividend Equivalents be payable or deliverable prior to the vesting date of the underlying Long Term Performance Award. The number of any Dividend Equivalents credited to a Participant's Award upon the payment of a dividend on Common Shares will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid.

        4.6    Other Stock-Based Awards.    The Committee may, from time to time, grant Awards (other than Stock Options, Stock Appreciation Rights, Annual Performance Bonuses or Long Term Performance Awards) to any Employee who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Stock, Restricted Units, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.6, which terms and conditions will be set forth in the applicable Award Certificate.

          (a)    Vesting.    Unless the Award Certificate provides otherwise, restrictions on Stock-Based Awards granted under this Section 4.6 will lapse in equal annual installments over a period of four years beginning immediately after the date of grant. If the restrictions on Stock-Based Awards have not lapsed or been satisfied as of the Participant's Termination of Employment, the Shares will be forfeited by the Participant if the termination is for any reason other than the Retirement, death or Disability of the Participant or a Change in Control, unless as otherwise provided in the Award Certificate. Unless the Award Certificate provides otherwise, (i) all restrictions on Stock-Based Awards granted pursuant to this Section 4.6 will lapse upon the death or Disability of the Participant, (ii) in the event of Retirement, the Award will vest pro rata with respect to the portion of the four-year vesting term (or such other vesting term as is set forth in the Award Certificate) that the Participant has completed as of the Participant's Termination of Employment and provided that the Participant has satisfied all other applicable conditions established by the Committee with respect to such pro rata vesting, and (iii) in the event of a Change in Control, Stock-Based Awards

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  will be treated in accordance with Section 5.4. In no event may the vesting period of a time-based full-value share award be less than three years (on either a cliff or graded vesting basis), except that the Committee may award up to 10 percent of the shares authorized for issuance under Section 5.1 with a vesting period of less than three years under such circumstances as it deems appropriate.

          (b)    Grant of Restricted Stock.    The Committee may grant Restricted Stock to any Employee, which Shares will be registered in the name of the Participant and held for the Participant by the Company. The Participant will have all rights of a stockholder with respect to the Shares, including the right to vote and to receive dividends or other distributions, except that the Shares may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

          (c)    Grant of Restricted Units.    The Committee may grant Restricted Units to any Employee, which Units will be paid in cash or whole Shares or a combination of cash and Shares, as determined in the discretion of the Committee. The Committee will determine the terms and conditions applicable to the grant of Restricted Units, which terms and conditions will be set forth in the Award Certificate. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share, as set forth in the Award Certificate, will be delivered to the Participant on the applicable delivery date.

          (d)    Grant of Deferred Stock Units.    The Committee may grant Deferred Stock Units to any Employee, which Units will be paid in whole Shares upon the Employee's Termination of Employment if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

          (e)    Dividends and Dividend Equivalents.    In the event of a payment of dividends on Common Stock, the Committee may credit Other Stock-Based Awards made under this Section 4.6 with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Unless otherwise provided in the applicable Award Certificate, Dividend Equivalents will be subject to the same vesting requirements as the underlying Other Stock-Based Award and will become payable or deliverable only to the extent that the underlying Other Stock-Based Award vests and becomes payable or deliverable. . In no event will Dividend Equivalents be payable or deliverable prior to the vesting date of the underlying Other Stock-Based Award. The number of any Dividend Equivalents credited to a Participant's Award upon the payment of a dividend on Common Shares will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid.

        4.7    Director Awards.

          (a)   The Committee may grant Deferred Stock Units to each Director in such an amount as the Board, in its discretion, may approve in advance. Each such Deferred Stock Unit will vest as determined by the Committee and set forth in the Award Certificate and will be paid in Shares within 30 days following the recipient's Termination of Directorship, subject to deferral under any applicable deferred compensation plan approved by the Committee, in which case the terms of such arrangement shall govern. Dividend Equivalents or additional Deferred Stock Units will be credited to each Director's account when dividends are paid on Common Stock to the shareholders, and will be paid to the Director at the same time that the Deferred Stock Units are paid to the Director.

          (b)   The Committee may grant Director Shares to each Director in such amounts as the Board, in its discretion, may approve in advance.

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          (c)   The Committee may, in its discretion, grant Stock Options, Stock Appreciation Rights and other Stock-Based Awards to Directors.

        4.8    Substitute Awards.    The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding stock-based awards previously granted to such Acquired Grantees by the Acquired Company. Such assumed or substituted Awards will be subject to the terms and conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company, provided that any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A and provided that any adjustment to Awards that are subject to Code Section 409A is in compliance with Code Section 409A and the regulations and rulings thereunder. Any grant of Incentive Stock Options pursuant to this Section 4.8 will be made in accordance with Section 424 of the Code and any final regulations published thereunder.

        4.9    Limit on Individual Grants.    Subject to Sections 5.1 and 5.3, no Employee may be granted more than 6 million Shares over any calendar year pursuant to Awards of Stock Options, Stock Appreciation Rights and performance-based Restricted Stock and performance-based Restricted Units, except that an incentive Award of no more than 10 million Shares may be made pursuant to Stock Options, Stock Appreciation Rights, performance-based Restricted Stock and performance-based Restricted Units (based upon the Award level as of the date of grant) to any person who has been hired within the calendar year as a Key Employee. The maximum amount that may be paid in cash or Shares pursuant to Annual Performance Bonuses or Long Term Performance Awards paid in Performance Units to any one Employee is $10 million (U.S.) (based upon the Award level as of the date of grant) for any Performance Cycle of 12 months. For any longer Performance Cycle, this maximum will be adjusted proportionally.

        4.10    Termination for Cause; Clawback.    (a) Notwithstanding anything to the contrary herein, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Annual Performance Bonuses, Long Term Performance Awards, Restricted Units, Restricted Stock and other Stock-Based Awards are subject to immediate cancellation at the discretion of the Company. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Company's discretion, in the event that a potential termination for Cause is pending, subject to ensuring an exemption from or compliance with Code Section 409A and the underlying regulations and rulings. If a Participant incurs a Termination of Employment for Cause, or the Company becomes aware (after the Participant's Termination of Employment) of conduct on the part of the Participant that would be grounds for a Termination of Employment for Cause, then, as determined in the discretion of the Company, the Participant will be required to deliver to the Company (i) Shares (or, in the discretion of the Committee, cash) in an amount that is equal in value to the amount of any profit the Participant realized upon the exercise of an Option during the period beginning six (6) months prior to the Participant's Termination of Employment and ending on the two (2) year anniversary of such Termination of Employment; and (ii) the number of Shares (or, in the discretion of the Committee, the cash value of said shares) the Participant received for Restricted Shares, Restricted Units or other Stock-Based Awards that vested during the period described in (i) above.

          (b)   In addition, any Award Certificate (or any part thereof) may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee in accordance with any Company claw-back or forfeiture policy, as may be in effect from time to time, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law,

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  regulation or stock exchange listing requirement, as may be in effect from time to time, and which may operate to create additional rights for the Company with respect to awards and recovery of amounts relating thereto. By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under this Plan subject to claw-back pursuant to such law, government regulation, stock exchange listing requirement or any Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any award or amounts paid under this Plan from a Participant's accounts, or pending or future compensation awards.

ARTICLE V
SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

        5.1    Shares Available.    The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company, any Subsidiary or any other person or entity designated by the Company. The shareholders of the Company have authorized for issuance the following number of Shares:

          (a)   June 29, 2007: five percent (5%) of the Shares outstanding as of that date;

          (b)   March 10, 2010: an additional fifteen million (15,000,000) Shares;

          (c)   March 7, 2012: an additional twenty million (20,000,000) Shares; and

          (d)   March 8, 2017: an additional ten million (10,000,000) Shares, subject to adjustment in accordance with Section 5.3.

        No more than 10 million Shares of the total Shares issuable under the Plan may be available for grant in the form of Incentive Stock Options, subject to adjustment in accordance with Section 5.3. Notwithstanding anything to the contrary in this Section 5.1, (i) when Shares are issued pursuant to a grant of Stock Options or Stock Appreciation Rights, the total number of Shares remaining available for grant will be decreased by one per Share issued, and (ii) when Shares are issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of an Annual Performance Bonus or other Stock-Based Award, the total number of Shares remaining available for grant will be decreased by a margin of at least 1.8 per Share issued. In addition, in the case of the settlement of any stock-settled Stock Appreciation Right, the total number of Shares available for grant will be decreased by the total number of Shares underlying the Award, regardless of the number of Shares used to the Stock Appreciation Right on the day of settlement.

        5.2    Counting Rules.    The following Shares related to Awards under this Plan may again be available for issuance under the Plan, in addition to the Shares described in Section 5.1:

          (a)   Shares related to Awards paid in cash;

          (b)   Shares related to Awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of Shares, and provided that each such forfeited, cancelled or terminated Share that was originally issued pursuant to a grant of Restricted Stock, Restricted Units, Deferred Stock Units, Performance Units or as payment of an Annual Performance Bonus or other Stock- Based Award shall be counted as 1.8 Share;

          (c)   Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company; and

          (d)   Any Shares of Restricted Stock that are returned to the Company upon a Participant's Termination of Employment.

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Shares that are (i) tendered by a Participant or withheld by the Company in payment of the exercise, base or purchase price relating to an Award, (ii) tendered by the Participant or withheld by the Company to satisfy any taxes or tax withholding obligations with respect to an Award, or (iii) not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right under the Plan, as applicable, will not be available for future Awards under the Plan.

        5.3    Adjustments.    In the event of a change in the outstanding Shares by reason of a stock split, reverse stock split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to Nonqualified Stock Options and Stock Appreciation Rights shall satisfy the requirements of Treas. Reg. § 1.409A-1(b)(5)(v)(D) and otherwise ensure that such awards continue to be exempt from Code Section 409A, and any adjustment to Awards that are subject to Code Section 409A shall comply with Code Section 409A and the regulations and rulings thereunder. Any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

        5.4    Change in Control.

          (a)   Unless otherwise provided under the terms of an applicable Award Certificate, (i) all outstanding Stock Options and Stock Appreciation Rights will become exercisable as of the effective date of a Participant's Change in Control Termination if the Awards are not otherwise vested, and all conditions will be waived with respect to outstanding Restricted Stock, Restricted Units and other Stock-Based Awards (other than Long Term Performance Awards) and Deferred Stock Units, and (ii) each Participant who has been granted an Annual Performance Bonus or Long Term Performance Award that is outstanding as of the date of such Participant's Change in Control Termination will be deemed to have achieved a level of performance, as of the Change in Control Termination, that would cause all (100%) of the Participant's Target Amounts to become payable, except with respect to portions of the Bonus or Award that have already been determined and certified by the Committee, in which case those portions of the Bonus or Award will become payable at the certified performance level and all restrictions on the Particpant's Restricted Units and shares of Restricted Stock to lapse. Unless the Committee determines otherwise in its discretion (either when the award is granted or any time thereafter), in the event that Awards outstanding as of the date of a Change in Control that are payable in shares of Company Common Stock will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the Change in Control, each such outstanding Award (i) will become fully vested (at target, where applicable) immediately prior to the Change in Control and (ii) each such Award that is a Stock Option will be settled in cash, without the Participant's consent, for an amount equal to the amount that could have been attained upon the exercise of such Award immediately prior to the Change in Control had such Award been exercisable or payable at such time.

          (b)   In addition to or in lieu of the other actions described in Section 5.4(a), the Committee has the authority in the event of a Change in Control to exercise its discretion in good faith to take such other actions with respect to outstanding Awards as are deemed reasonable and appropriate under the circumstances to assure that the value of such Awards and Participants' opportunities to recognize the value of such Awards are preserved. Such actions may be taken without the consent of the Participant and may include without limitation the following: (i) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall be fully exercisable, and restrictions on Restricted Stock, Restricted Units, Deferred Stock Units and other Stock-Based Awards shall lapse, as of the date of the Change in Control or such other time (prior to a Participant's Change in Control Termination) as the Committee determines appropriate

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  under the existing circumstances, (ii) the Committee may require that a Participant surrender outstanding Stock Options and Stock Appreciation Rights in exchange for one or more payments by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Participant's unexercised Stock Options and Stock Appreciation Rights exceeds the exercise price, if any, and on such terms as the Committee determines (it being understood that if the per share Fair Market Value is less than or equal to the per share exercise price, the Stock Option or Stock Appreciation Right, as applicable, shall be cancelled for no consideration), (iii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate, (iv) the Committee may determine that Annual Performance Bonuses and/or Long Term Performance Awards will be paid out at their target level, in cash or Common Stock as determined by the Committee, or (v) the Committee may determine that Awards that remain outstanding after the Change in Control shall be converted to similar grants of, or assumed by, the surviving corporation (or a parent or subsidiary of the surviving corporation or successor). Such acceleration, surrender, termination, settlement or conversion shall take place as of the date of the Change in Control or such other date as the Committee may specify. The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter, including without limitation by approval of language included in an agreement entered into by the Company in connection with a Change in Control, except as otherwise provided herein.

        5.5    Fractional Shares.    No fractional Shares will be issued under the Plan. Except as otherwise provided in Section 4.5(e), if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a full Share as of the date of settlement, unless otherwise provided by the Committee.

ARTICLE VI
AMENDMENT AND TERMINATION

        6.1    Amendment.    The Plan may be amended at any time and from time to time by the Board without the approval of stockholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the stockholders of the Company. A revision is "material" for this purpose if, among other changes, it materially increases the number of Shares that may be issued under the Plan (other than an increase pursuant to Section 5.3), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, materially decreases the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, or results in the replacement of outstanding Stock Options and Stock Appreciation Rights with new Awards that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options and Stock Appreciation Rights, or if approval by stockholders of the Company is necessary to comply with any applicable law, tax or regulatory requirement, or listing requirement of the New York Stock Exchange or any other national exchange on which the Shares are listed, for which or with which the Board deems it necessary or desirable to qualify or comply. No amendment of the Plan or any outstanding Award made without the Participant's written consent may materially impact any right of a Participant with respect to an outstanding Award.

        6.2    Termination.    The Plan will terminate upon the earlier of the following dates or events to occur:

          (a)   the adoption of a resolution of the Board terminating the Plan; or

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          (b)   June 27, 2027.

No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person's consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

ARTICLE VII
GENERAL PROVISIONS

        7.1    Nontransferability of Awards.    Effective March 8, 2017, no Award under the Plan (regardless of when granted) will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein.

          (a)   Except as otherwise provided in the applicable Award Certificate, any Nonqualified Stock Option transferred by a Participant pursuant to this subsection (a) may be exercised by the transferee only to the extent that the Award would have been exercisable by the Participant had no transfer occurred. The transfer of Shares upon exercise of the Award will be conditioned on the payment of any withholding tax.

        (b)   Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), "affiliate" will have the meaning assigned to that term under Rule 144.

        In no event may a Participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution.

        7.2    Withholding of Taxes.    The Committee, in its discretion, may satisfy a Participant's tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

          (a)    Stock Options and Stock Appreciation Rights.    As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

          (b)    Other Awards Payable in Shares.    The Participant shall satisfy the Participant's tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and other Stock-Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant's tax withholding obligations by other methods, including selling or withholding Shares that would otherwise be available for delivery, provided that the Board or the Committee has specifically approved such payment method in advance.

          (c)    Cash Awards.    The Company may satisfy a Participant's tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

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        7.3    Special Forfeiture Provision.    The Committee may, in its discretion, provide in an Award Certificate that if the Participant engages in acts that are deemed to be detrimental to the best interests of the Company, including without limitation, (i) any breach of the Company's Guide to Ethical Conduct or engagement in any other act that could result in the Participant's Termination of Employment for Cause, or (ii) the Participant's engagement in activities that are deemed to be competitive or potentially competitive to the interests of the Company or any Subsidiary, including entering into any employment or consultation arrangement with any entity or person engaged in any business in which the Company or any Subsidiary is engaged without prior written approval of the Company if, in the sole judgment of the Company, the business is competitive with the Company or any Subsidiary or business unit or such employment or consultation arrangement would present a risk that the Participant would likely disclose Company proprietary information (as determined by the Company), then the Participant's outstanding Awards can be forfeited and any profits realized or Shares delivered as a result of the payment, vesting or exercise of Awards before or after the Participant's Termination of Employment will be subject to forfeiture and reimbursement to the Company under such terms and conditions as are deemed appropriate by the Committee.

        7.4    No Implied Rights.    The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Employee for the continuation of employment through the end of any Performance Cycle or other period. The Company expressly reserves the right, which may be exercised at any time and in the Company's sole discretion, to discharge any individual or treat him or her without regard to the effect such discharge might have upon him or her as a Participant in the Plan.

        7.5    No Obligation to Exercise Awards.    The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

        7.6    No Rights as Stockholders.    A Participant who is granted an Award under the Plan will have no rights as a stockholder of the Company with respect to the Award unless and until certificates for the Shares underlying the Award are registered in the Participant's name and (other than in the case of Restricted Stock) delivered to the Participant. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

        7.7    Indemnification of Committee.    The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person's estate, is or was a member of the Committee or a delegate of the Committee.

        7.8    No Required Segregation of Assets.    Neither the Company nor any Subsidiary will be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

        7.9    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services for the Company or a Subsidiary. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company or a Subsidiary, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or a Subsidiary or any predecessor or successor of the Company or a Subsidiary.

        7.10    Securities Law Compliance.    Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any

2017 Annual General Meeting Proxy Statement            B-23

Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

        7.11    Section 409A Compliance.    To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code.. To the extent any Award granted under the Plan either qualifies for an exemption from the requirements of Section 409A of the Code or is subject to Section 409A of the Code, the Plan and the Award Certificate will be interpreted such that the Award qualifies for an exemption or, if Section 409A of the Code is applicable, in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan, in the event that the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee determines is necessary or appropriate to (i) exempt the Award from the application of Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code. Any Award that provides for a payment to any Participant who is a "specified employee" of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant's Termination of Employment, shall not be made on or before the date which is six months following such Participant's Termination of Employment (or, if earlier, such Participant's death). A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations and rulings thereunder. If a grant under the Plan is subject to Section 409A of the Code, then (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon termination of employment shall only be made upon a "separation from service" under Section 409A of the Code, (iii) unless the grant agreement specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except as permitted in accordance with Section 409A of the Code. Neither a Participant nor any of a Participant's creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan and grants of deferred compensation hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant's benefit under the Plan and grants of deferred compensation hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant's account in connection with the Plan and grants hereunder (including any taxes, interest and/or penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes, interest and/or penalties.

        7.12    Governing Law, Severability.    The Plan and all determinations made and actions taken under the Plan will be governed by the law of Switzerland and construed accordingly. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

B-24            2017 Annual General Meeting Proxy Statement

        7.13.    Non U.S. Participants.    In order to facilitate the making of any grant or combination of grants under the Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom, to comply with applicable foreign laws or facilitate the offering and administration of the Plan in view of such foreign laws and to allow for tax-preferred treatment of Awards. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of the Plan (including, without limitation, sub-plans) and modify exercise procedures, and other terms and procedures, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan. No such special terms, supplements, amendments, restatements, sub-plans or modifications, however, will include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

2017 Annual General Meeting Proxy Statement            B-25

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Proxy Services, P.O. Box 9148, Farmingdale, NY 11735-9855, United States of America, so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017. TE CONNECTIVITY LTD. RHEINSTRASSE 20 CH-8200 SCHAFFHAUSEN, SWITZERLAND This proxy card is valid only when signed and dated. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E15090-P84255-P83888 The Board of Directors recommends a vote “FOR” each of the director nominees listed below, “FOR” each agenda item (including each subpart thereof) except for Agenda Item No. 9 for which the Board recommends a vote for "1 Year." The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares as set out below: For ! ! ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! For ! ! ! ! ! 2 Years ! For ! ! ! ! ! Against ! ! ! ! ! 3 Years ! Against ! ! ! ! ! Abstain ! ! ! ! ! Abstain ! Abstain ! ! ! ! ! 1. Election of Directors 6. To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2016 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2017 To elect Deloitte AG, Zürich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity To elect PricewaterhouseCoopers AG, Zürich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity 1a. Pierre R. Brondeau 7.1 1b. Terrence R. Curtin 1c. Carol A. (“John”) Davidson 7.2 7.3 1d. William A. Jeffrey 1e. Thomas J. Lynch 8. An advisory vote to approve named executive officer compensation 1f. Yong Nam 1 Year ! 9. An advisory vote on the frequency of the advisory vote to approve named executive officer compensation 1g. Daniel J. Phelan 1h. Paula A. Sneed 10. To approve the TE Connectivity Ltd. 2007 Stock and Incentive Plan (as amended and restated) including the authorization of the issuance of additional shares thereunder A binding vote to approve fiscal year 2018 maximum aggregate compensation amount for executive management A binding vote to approve fiscal year 2018 maximum aggregate compensation amount for the Board of Directors To approve the carryforward of unappropriated accumulated earnings at September 30, 2016 To approve a dividend payment to shareholders equal to $1.60 per issued share to be paid in four equal quarterly installments of $0.40 starting with the third fiscal quarter of 2017 and ending in the second fiscal quarter of 2018 pursuant to the terms of the dividend resolution To approve an authorization relating to TE Connectivity’s share repurchase program To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association of TE Connectivity Ltd. To approve any adjournments or postponements of the meeting 1i. Abhijit Y. Talwalkar 11. 1j. Mark C. Trudeau 1k. John C. Van Scoter 12. 13. 1l. Laura H. Wright 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors 14. 3. To elect the individual members of the Management Development and Compensation Committee ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 15. 3a. Daniel J. Phelan 16. 3b. Paula A. Sneed 3c. John C. Van Scoter 17. Mark here for address change or comments on reverse side 4. To elect Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the relevant meeting, as the independent proxy at the 2018 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting To approve the 2016 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2016, the consolidated financial statements for the fiscal year ended September 30, 2016 and the Swiss Compensation Report for the fiscal year ended September 30, 2016) To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2016 ! ! ! 5.1 The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares in accordance with the recommendation of the Board of Directors with respect to each of the above Agenda Items (except if instructed otherwise above). In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote his/her shares in accordance with the respective recommendation of the Board of Directors. ! ! ! ! ! ! ! ! ! 5.2 5.3 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Annual General Meeting of Shareholders of TE Connectivity Ltd. March 8, 2017 2:00 p.m., Central European Time 8:00 a.m., Eastern Standard Time Park Hyatt Hotel, Beethoven-Strasse 21, 8002 Zürich, Switzerland In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 7, 2017. Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.te.com/TEAnnualMeeting. E15091-P84255-P83888 TE CONNECTIVITY LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 8, 2017 at 2:00 p.m., Central European Time, at the Park Hyatt Hotel, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The person signing on the reverse side, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. Jvo Grundler, Ernst & Young Ltd., (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card. See Independent Proxy address immediately below for return of proxy card. Dr. Jvo Grundler c/o Proxy Services P.O. Box 9148 Farmingdale, NY 11735-9855 United States of America PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE OF THIS CARD (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Address Changes/Comments: